                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.


                                  MAY 3, 2004


                    AllianceBernstein Money Market Portfolio
                   AllianceBernstein Premier Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
       AllianceBernstein U.S. Government/High Grade Securities Portfolio
                     AllianceBernstein High Yield Portfolio
                    AllianceBernstein Total Return Portfolio
                   AllianceBernstein International Portfolio
                    AllianceBernstein Global Bond Portfolio
             AllianceBernstein Americas Government Income Portfolio
              AllianceBernstein Global Dollar Government Portfolio
                   AllianceBernstein Utility Income Portfolio
                       AllianceBernstein Growth Portfolio
              AllianceBernstein Worldwide Privatization Portfolio
                     AllianceBernstein Technology Portfolio

                  AllianceBernstein Small Cap Growth Portfolio

               AllianceBernstein Real Estate Investment Portfolio
                AllianceBernstein International Value Portfolio
                  AllianceBernstein Small Cap Value Portfolio
                       AllianceBernstein Value Portfolio
            AllianceBernstein U.S. Large Cap Blended Style Portfolio

            AllianceBernstein Wealth Appreciation Strategy Portfolio


              AllianceBernstein Balanced Wealth Strategy Portfolio


   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   31
    Principal Risks by Portfolio............................   33
FEES AND EXPENSES OF THE PORTFOLIOS.........................   35
GLOSSARY....................................................   40
DESCRIPTION OF THE PORTFOLIOS...............................   42
    Investment Objectives and Principal Policies............   42
    Description of Additional Investment Practices..........   71
    Additional Risk Considerations..........................   85
MANAGEMENT OF THE PORTFOLIOS................................   90
PURCHASE AND SALE OF SHARES.................................   96
    How The Portfolios Value Their Shares...................   96
    How To Purchase and Sell Shares.........................   96
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   98
FINANCIAL HIGHLIGHTS........................................   99
APPENDIX A..................................................  110
APPENDIX B..................................................  113

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.


The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 31.


More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.

    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                   1 YEAR     5 YEARS    10 YEARS
                                                   -------    -------    --------
Portfolio........................................    0.53%      3.14%      3.91%



The average annual total returns in the performance table are for periods ended December 31, 2003.


[BAR CHART]                        BAR CHART

94                                                                                3.3
95                                                                                5.0
96                                                                                4.7
97                                                                                5.1
98                                                                                5.0
99                                                                                4.7
00                                                                                5.9
01                                                                                3.5
02                                                                                1.1
03                                                                                0.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and



    WORST QUARTER was up 0.10%, 4th quarter, 2003.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.



    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.



    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  23.67%     -4.75%     10.35%
Russell 1000 Growth Index...........................  29.75%     -5.11%      9.21%
S&P 500 Index.......................................  28.67%     -0.57%     11.06%



The average annual total returns in the performance table are for periods ended December 31, 2003.


[BAR CHART]                        BAR CHART

94                                                                                  -3
95                                                                                44.9
96                                                                                22.7
97                                                                                33.9
98                                                                                  48
99                                                                                32.3
00                                                                               -16.6
01                                                                               -17.2
02                                                                               -30.6
03                                                                                23.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 29.72%, 4th quarter, 1998; and



    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.



    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.


    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  32.50%      5.62%     13.14%
Russell 1000 Value Index............................  30.03%      3.56%     11.88%



The average annual total returns in the performance table are for periods ended December 31, 2003.


[BAR CHART]                        BAR CHART

94                                                                                -0.4
95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 23.67%, 4th quarter, 1998; and



    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. The Portfolio invests in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   3.88%     5.53%       6.09%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index..............   4.09%     6.55%       6.95%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       6.95%



The average annual total returns in the performance table are for periods ended December 31, 2003.


[BAR CHART]                        BAR CHART

94                                                                               -4.0
95                                                                               19.3
96                                                                                2.6
97                                                                                8.7
98                                                                                8.2
99                                                                               -2.5
00                                                                               11.1
01                                                                                7.9
02                                                                                7.8
03                                                                                3.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 7.15%, 2nd quarter, 1995; and



    WORST QUARTER was down -3.00%, 1st quarter, 1996.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  22.44%     2.48%       1.92%
Credit Suisse First Boston High Yield Index........  27.94%     6.44%       5.57%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                               -3.7
99                                                                               -2.6
00                                                                               -5.2
01                                                                                  3
02                                                                                 -3
03                                                                               22.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 7.04%, 2nd quarter, 2003; and



    WORST QUARTER was down -11.29%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.


    Principal Investment Strategies and Risks: The Portfolio primarily invests in common stocks. The Portfolio also invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).



    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  19.05%      5.47%      9.75%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index....  18.75%      2.70%      9.43%
S&P 500 Stock Index.................................  28.67%     -0.57%     11.06%
Lehman Brothers Government/Credit Index.............   4.67%      6.66%      6.98%



The average annual total returns in the performance table are for periods ended December 31, 2003.


[BAR CHART]                        BAR CHART

94                                                                                -3.8
95                                                                                23.7
96                                                                                15.2
97                                                                                21.1
98                                                                                  17
99                                                                                 6.5
00                                                                                12.5
01                                                                                 2.3
02                                                                               -10.6
03                                                                                19.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.38%, 4th quarter, 1998; and



    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  31.59%     -0.55%      3.63%
MSCI EAFE Index......................................  39.17%      0.26%      4.78%



The average annual total returns in the performance table are for periods ended December 31, 2003.


[BAR CHART]                        BAR CHART

94                                                                                 6.7
95                                                                                 9.9
96                                                                                 7.3
97                                                                                 3.3
98                                                                                  13
99                                                                                40.2
00                                                                               -19.9
01                                                                               -22.4
02                                                                               -15.3
03                                                                                31.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 27.15%, 4th quarter, 1999; and



    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  13.26%     4.64%       6.12%
Citigroup World Government Bond Index
  (unhedged in U.S. dollars).........................  14.91%     5.74%       6.79%



The average annual total returns in the performance table are for periods ended December 31, 2003.


[BAR CHART]                        BAR CHART

94                                                                               -5.2
95                                                                               24.7
96                                                                                6.2
97                                                                                0.7
98                                                                               14.1
99                                                                               -6.1
00                                                                                1.2
01                                                                               -0.3
02                                                                                 17
03                                                                               13.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 10.69%, 1st quarter, 1995; and



    WORST QUARTER was down -4.27%, 1st quarter, 1999.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio may invest significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.

    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................   7.35%     8.60%       8.53%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       7.62%
Lehman Brothers Intermediate-Term Government Bond
  Index............................................   2.29%     6.18%       6.84%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 3, 1994 for the Portfolio and May 31, 1994 for the Indices.


[BAR CHART]                        BAR CHART

94                                                                                0.0
95                                                                               22.7
96                                                                               18.7
97                                                                                9.6
98                                                                                4.1
99                                                                                8.9
00                                                                               12.4
01                                                                                3.6
02                                                                               11.0
03                                                                                7.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 9.35%, 2nd quarter, 1995; and



    WORST QUARTER was down -3.99%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.


    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.


    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.

    The average weighted maturity of the Portfolio's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.


    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk, currency risk, and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  33.41%     19.50%      13.02%
J.P. Morgan Emerging Markets Bond Index Plus.......  28.82%     16.30%      15.30%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 2, 1994 for the Portfolio and May 31, 1994 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                  23
96                                                                                24.9
97                                                                                13.2
98                                                                               -21.7
99                                                                                26.1
00                                                                                14.1
01                                                                                 9.4
02                                                                                16.1
03                                                                                33.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.02%, 4th quarter, 1999; and



    WORST QUARTER was down -27.11%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.



    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a portfolio that invests in higher-rated securities.


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  19.88%     -0.75%      7.21%
S&P 500 GICS Utilities Composite...................  26.26%     -2.58%      5.85%
NYSE Utilities Index...............................  13.94%     -9.85%      2.88%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 10, 1994 for the Portfolio and May 31, 1994 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                21.5
96                                                                                 7.9
97                                                                                25.7
98                                                                                23.9
99                                                                                19.4
00                                                                                11.5
01                                                                               -22.5
02                                                                               -22.1
03                                                                                19.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 14.55%, 2nd quarter, 2003; and



    WORST QUARTER was down -12.44%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  35.06%     -3.78%      10.48%
Russell 3000 Index.................................  31.06%      0.37%      11.44%
S&P 500 Index......................................  28.67%     -0.57%      11.66%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Indices.


[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                35.2
96                                                                                28.5
97                                                                                  30
98                                                                                28.7
99                                                                                34.5
00                                                                               -17.5
01                                                                               -23.5
02                                                                               -28.1
03                                                                                35.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 32.47%, 4th quarter, 1998; and



    WORST QUARTER was down -23.11%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.


    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.


    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.


    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  43.46%     6.81%       9.22%
MSCI World Index (EX-US)...........................  40.01%     0.77%       4.49%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                10.9
96                                                                                18.5
97                                                                                10.8
98                                                                                10.8
99                                                                                58.8
00                                                                                 -23
01                                                                               -17.3
02                                                                                -4.2
03                                                                                43.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 34.70%, 4th quarter, 1999; and



    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.


    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.


    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  44.18%     -2.82%      6.63%
Nasdaq Composite Index.............................  50.01%     -1.79%      8.38%
S&P 500 Index......................................  28.67%     -0.57%      9.81%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 11, 1996 for the Portfolio and January 31, 1996 for the Indices.


                                   BAR CHART
[BAR CHART]

94                                                                                 0.0
95                                                                                 0.0
96                                                                                 0.0
97                                                                                 6.5
98                                                                                63.8
99                                                                                75.7
00                                                                               -21.5
01                                                                               -25.2
02                                                                               -41.7
03                                                                                44.2

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 47.67%, 4th quarter, 1999; and



    WORST QUARTER was down -35.20%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.


    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.



    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.


    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  48.90%     -0.51%      2.20%
Russell 2000 Growth Index..........................  48.54%      0.86%      3.64%



The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                   0
96                                                                                   0
97                                                                                18.6
98                                                                                -4.5
99                                                                                17.1
00                                                                                -6.1
01                                                                               -12.8
02                                                                               -31.8
03                                                                                48.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 25.28%, 4th quarter, 2001; and



    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                   1 YEAR    5 YEARS    INCEPTION
                                                   ------    -------    ---------
Portfolio........................................  39.30%    13.74%       9.65%
S&P 500 Index....................................  28.67%    -0.57%       6.73%
NAREIT Equity Index..............................  37.13%    14.35%       9.88%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 9, 1997 for the Portfolio and January 31, 1997 for the Indices.


[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                   0
96                                                                                   0
97                                                                                   0
98                                                                               -19.1
99                                                                                -5.1
00                                                                                26.7
01                                                                                10.8
02                                                                                 2.6
03                                                                                39.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 12.43%, 2nd quarter, 2003; and



    WORST QUARTER was down -11.50%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.



    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. Depending on the Portfolio's investments or a particular time, the Portfolio may also have industry/sector risk.


                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  44.36%      12.07%
MSCI EAFE Index.............................................  39.17%       0.03%
MSCI EAFE Index (net)*......................................  38.59%       0.32%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 10, 2001 for the Portfolio and May 31, 2001 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                0.0
95                                                                                0.0
96                                                                                0.0
97                                                                                0.0
98                                                                                0.0
99                                                                                0.0
00                                                                                0.0
01                                                                                0.0
02                                                                               -5.2
03                                                                               44.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 23.95%, 2nd quarter, 2003; and



    WORST QUARTER was down -21.73%, 3rd quarter, 2002.



* The Portfolio has changed the benchmark from the MSCI EAFE Index to the MSCI EAFE Index (net), which reflects the reinvestment of dividends net of non-U.S. withholding taxes. Alliance believes the MSCI EAFE Index (net) more closely reflects the investment opportunities available to the Portfolio in foreign markets.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.


                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE


                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  41.26%      15.89%
Russell 2500 Index..........................................  45.51%       7.68%



The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 2, 2001 for the Portfolio and May 31, 2001 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                                  0
01                                                                                  0
02                                                                               -6.2
03                                                                               41.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 20.35%, 2nd quarter, 2003; and



    WORST QUARTER was down -20.32%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.



    Among the principal risks of investing in the Portfolio is market risk. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk.


                     PERFORMANCE INFORMATION AND BAR CHART


                               PERFORMANCE TABLE



                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  28.94%      26.98%
Russell 1000 Value Index....................................  30.03%      18.49%



The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from July 22, 2002 for the Portfolio and July 31, 2002 for the Index.


[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                                  0
01                                                                                  0
02                                                                                  0
03                                                                               28.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


    BEST QUARTER was up 16.61%, 2nd quarter, 2003; and



    WORST QUARTER was down -5.02%, 1st quarter, 2003.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

    Objective: The investment objective of the Portfolio is long-term growth of capital.


    Principal Investment Strategies and Risks: The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the portfolio as necessary to maintain this targeted allocation.



    Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by Alliance's Large Cap Growth investment team. This team relies heavily upon the fundamental analysis and research of Alliance's large internal research staff, which generally follows a primary research universe of more than 500 companies. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.



    The value stocks used in the portfolio are selected using the fundamental value investment discipline of Alliance's Bernstein unit. Bernstein's Large Cap Value investment team follows a universe of approximately 650 companies and looks to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.


    Among the principal risks of investing in the Portfolio is market risk. Because it may invest in a smaller number of securities than many other funds, the Portfolio has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. In addition, the Portfolio's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other.

                        PERFORMANCE TABLE AND BAR CHART

    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO



    Objective:  The Portfolio seeks long-term growth of capital.



    Principal Investment Strategies and Risks: The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.



    The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.



    The Portfolio's value stocks are selected using the fundamental value investment discipline of Alliance's Bernstein unit. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.



    Normally, the Portfolio's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. Alliance will allow the relative weightings of the Portfolio's growth and value components (and the subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the portfolio toward the targeted blends. The Portfolio may use derivatives, such as options, futures, forwards and swaps.



    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, allocation risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.



                     PERFORMANCE INFORMATION AND BAR CHART



    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO



    Objective: The Portfolio seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.



    Principal Investment Strategies and Risks: The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, Alliance efficiently diversifies between the debt and equity components to product the desired risk/return profile of the Portfolio.



    The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.



    The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.



    The Portfolio's value stocks are selected using Alliance's Bernstein unit fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.



    In selecting fixed-income investments for the Portfolio, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but may also include high yield debt securities ("junk bonds") and preferred stock.



    Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. Within the equity component, the Portfolio's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. Alliance will allow the relative weightings of the Portfolio's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Portfolio toward the targeted debt/equity weightings and the targeted equity blends. The Portfolio may use derivatives, such as options, futures, forwards, and swaps.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, foreign risk, currency risk, allocation risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.



                     PERFORMANCE INFORMATION AND BAR CHART



    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.


        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.


        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).


    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.


        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

    - ALLOCATION RISK This is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Portfolio's investments may be, over time, significant.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein Money
  Market Portfolio......     X         X
AllianceBernstein
  Premier Growth
  Portfolio.............                        X                                X         X
AllianceBernstein Growth
  and Income
  Portfolio.............     X         X        X                                X         X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............     X         X        X
AllianceBernstein High
  Yield Portfolio.......     X         X        X                                X         X                        X
AllianceBernstein Total
  Return Portfolio......     X         X        X
AllianceBernstein
  International
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein Global
  Bond Portfolio........     X         X        X                                X         X           X            X
AllianceBernstein
  Americas Government
  Income Portfolio......     X         X        X                                X         X           X            X
AllianceBernstein Global
  Dollar Government
  Portfolio.............     X         X        X                                X         X           X            X
AllianceBernstein
  Utility Income
  Portfolio.............     X         X        X          X
AllianceBernstein Growth
  Portfolio.............     X         X        X                     X          X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein Money
  Market Portfolio......                                            X
AllianceBernstein
  Premier Growth
  Portfolio.............                                            X          X
AllianceBernstein Growth
  and Income
  Portfolio.............                                            X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............       X                                    X
AllianceBernstein High
  Yield Portfolio.......       X            X                       X
AllianceBernstein Total
  Return Portfolio......                                            X
AllianceBernstein
  International
  Portfolio.............                                            X
AllianceBernstein Global
  Bond Portfolio........       X            X                       X          X
AllianceBernstein
  Americas Government
  Income Portfolio......       X            X                       X          X
AllianceBernstein Global
  Dollar Government
  Portfolio.............       X            X                       X          X
AllianceBernstein
  Utility Income
  Portfolio.............                                            X
AllianceBernstein Growth
  Portfolio.............                                            X

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein
  Technology
  Portfolio.............     X         X        X          X                     X         X
AllianceBernstein Small
  Cap Growth
  Portfolio.............     X         X        X                     X          X         X
AllianceBernstein Real
  Estate Investment
  Portfolio.............     X         X        X          X
AllianceBernstein
  International Value
  Portfolio.............                        X          X                     X         X
AllianceBernstein Small
  Cap Value Portfolio...                        X          X          X          X         X
AllianceBernstein Value
  Portfolio.............                        X          X                     X         X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                        X                                X         X
AllianceBernstein Wealth
  Appreciation Strategy
  Portfolio.............                        X                     X          X         X                        X
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio....     X         X        X                     X          X         X                        X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............                                            X
AllianceBernstein
  Technology
  Portfolio.............                                            X
AllianceBernstein Small
  Cap Growth
  Portfolio.............                                            X
AllianceBernstein Real
  Estate Investment
  Portfolio.............                                            X
AllianceBernstein
  International Value
  Portfolio.............                                            X
AllianceBernstein Small
  Cap Value Portfolio...                                            X
AllianceBernstein Value
  Portfolio.............                                            X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                                X           X          X
AllianceBernstein Wealth
  Appreciation Strategy
  Portfolio.............       X            X           X           X
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio....       X            X           X           X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


SHAREHOLDER FEES (fees paid directly from your investment) N/A


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.


The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   67
     Other expenses                                  .16%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses(a)           .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses(a)          1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   67
     Other expenses                                  .03%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses(a)           .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $   79
     Other expenses                                  .17%  After 3 Yrs.      $  246
                                                   -----
     Total Portfolio operating expenses(a)           .77%  After 5 Yrs.      $  428
                                                   =====
                                                           After 10 Yrs.     $  954

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  149
     Other expenses                                  .71%  After 3 Yrs.      $  462
                                                   -----
     Total Portfolio operating expenses(a)          1.46%  After 5 Yrs.      $  797
                                                   =====
                                                           After 10 Yrs.     $1,746
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   81
     Other expenses                                  .16%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses(a)           .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  183
     Other expenses                                  .80%  After 3 Yrs.      $  566
                                                   -----
     Total Portfolio operating expenses(a)          1.80%  After 5 Yrs.      $  975
                                                   =====
                                                           After 10 Yrs.     $2,116
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  117
     Other expenses                                  .50%  After 3 Yrs.      $  365
                                                   -----
     Total Portfolio operating expenses(a)          1.15%  After 5 Yrs.      $  633
                                                   =====
                                                           After 10 Yrs.     $1,398
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  106
     Other expenses                                  .39%  After 3 Yrs.      $  331
                                                   -----
     Total Portfolio operating expenses(a)          1.04%  After 5 Yrs.      $  574
                                                   =====
                                                           After 10 Yrs      $1,271
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  193
     Other expenses                                 1.15%  After 3 Yrs.      $  597
                                                   -----
     Total Portfolio operating expenses(a)          1.90%  After 5 Yrs.      $1,026
                                                   =====
                                                           After 10 Yrs.     $2,222
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  151
     Other expenses                                  .73%  After 3 Yrs.      $  468
                                                   -----
     Total Portfolio operating expenses(a)          1.48%  After 5 Yrs.      $  808
                                                   =====
                                                           After 10 Yrs.     $1,768
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   91
     Other expenses                                  .14%  After 3 Yrs.      $  284
                                                   -----
     Total Portfolio operating expenses              .89%  After 5 Yrs.      $  493
                                                   =====
                                                           After 10 Yrs.     $1,096

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  220
     Other expenses                                 1.17%  After 3 Yrs.      $  679
                                                   -----
     Total Portfolio operating expenses(a)          2.17%  After 5 Yrs.      $1,164
                                                   =====
                                                           After 10 Yrs.     $2,503
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  113
     Other expenses                                  .11%  After 3 Yrs.      $  353
                                                   -----
     Total Portfolio operating expenses(a)          1.11%  After 5 Yrs.      $  612
                                                   =====
                                                           After 10 Yrs.     $1,352
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  138
     Other expenses                                  .36%  After 3 Yrs.      $  431
                                                   -----
     Total Portfolio operating expenses(a)          1.36%  After 5 Yrs.      $  745
                                                   =====
                                                           After 10 Yrs.     $1,635
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .90%  After 1 Yr.       $  126
     Other expenses                                  .34%  After 3 Yrs.      $  393
                                                   -----
     Total Portfolio operating expenses(a)          1.24%  After 5 Yrs.      $  681
                                                   =====
                                                           After 10 Yrs.     $1,500
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  152
     Other expenses                                  .49%  After 3 Yrs.      $  471
                                                   -----
     Total Portfolio operating expenses(a)          1.49%  After 5 Yrs.      $  813
                                                   =====
                                                           After 10 Yrs.     $1,779
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  130
     Other expenses                                  .28%  After 3 Yrs.      $  406
                                                   -----
     Total Portfolio operating expenses(a)          1.28%  After 5 Yrs.      $  702
                                                   =====
                                                           After 10 Yrs.     $1,545
ALLIANCEBERNSTEIN VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  108
     Other expenses                                  .31%  After 3 Yrs.      $  337
                                                   -----
     Total Portfolio operating expenses(a)          1.06%  After 5 Yrs.      $  585
                                                   =====
                                                           After 10 Yrs.     $1,294

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE
  PORTFOLIO
     Management fees                                 .95%  After 1 Yr.       $  122
     Other expenses                                 5.70%  After 3 Yrs.(c)   $1,480
                                                   -----
     Total Portfolio operating expenses(a)          6.65%  After 5 Yrs.(c)   $2,794
                                                   =====
     Waiver and/or expense reimbursement(b)         5.45%  After 10 Yrs.(c)  $5,892
                                                   -----
     Net Expenses                                   1.20%
                                                   =====
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  122
     Other expenses(d)                              2.52%  After 3 Yrs.(b)   $  792
                                                   -----
     Total Portfolio operating expenses             3.17%
                                                   =====
     Waiver and/or expense reimbursement(b)         1.97%
                                                   -----
     Net Expenses                                   1.20%
                                                   =====
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
  PORTFOLIO
     Management fees                                 .55%  After 1 Yr.       $  122
     Other expenses(d)                              2.52%  After 3 Yrs.(b)   $  772
                                                   -----
     Total Portfolio operating expenses             3.07%
                                                   =====
     Waiver and/or expense reimbursement(b)         1.87%
                                                   -----
     Net Expenses                                   1.20%
                                                   =====


------------------------

(a) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be follows:



                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein Money Market Portfolio                       0.45%              0.61%
   AllianceBernstein Premier Growth Portfolio                     0.75%              0.80%
   AllianceBernstein Growth and Income Portfolio                  0.55%              0.58%
   AllianceBernstein U.S. Government/High Grade Securities
     Portfolio                                                    0.45%              0.62%
   AllianceBernstein High Yield Portfolio                         0.50%              1.21%
   AllianceBernstein Total Return Portfolio                       0.55%              0.71%
   AllianceBernstein International Portfolio                      0.75%              1.55%
   AllianceBernstein Global Bond Portfolio                        0.45%              0.95%
   AllianceBernstein Americas Government Income Portfolio         0.50%              0.89%
   AllianceBernstein Global Dollar Government Portfolio           0.50%              1.65%
   AllianceBernstein Utility Income Portfolio                     0.55%              1.28%
   AllianceBernstein Worldwide Privatization Portfolio            0.75%              1.92%
   AllianceBernstein Technology Portfolio                         0.75%              0.86%
   AllianceBernstein Small Cap Growth Portfolio                   0.75%              1.11%
   AllianceBernstein Real Estate Investment Portfolio             0.55%              0.89%

                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein International Value Portfolio                0.75%              1.24%
   AllianceBernstein Small Cap Value Portfolio                    0.75%              1.03%
   AllianceBernstein Value Portfolio                              0.55%              0.86%
   AllianceBernstein U.S. Large Cap Blended Style Portfolio       0.65%              6.35%



(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through May 1, 2005 for AllianceBernstein U.S. Large Cap Blended Style Portfolio and May 1, 2006 for AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio and may be extended by Alliance for additional one-year terms.



(c) The example assumes that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.



(d) Based on estimated expenses.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.


In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.


Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;


    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;



    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;


    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).


Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:


    -   invest in non-dividend paying stocks;


    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;


    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and


    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.


The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more NRSROs. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.

As of December 31, 2003, the Portfolio's investments were rated (or equivalent quality):



    -   AAA                            0%


    -   A-1+                            0%


    -   BBB                          2.02%


    -   Ba or BB                    27.04%


    -   B                            60.41%


    -   CCC                          9.80%


    -   CC                           0.48%


    -   C                                0%


    -   Unrated                       0.25%


When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;

    - invest in MORTGAGE-RELATED SECURITIES and directly in mortgages secured by residential real estate;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call OPTIONS on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

    -   invest in MORTGAGE-RELATED SECURITIES;

    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;


    -   enter into REVERSE REPURCHASE AGREEMENTS;


    - write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call OPTIONS for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.


The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:

    -   for U.S. fixed-income securities, nine to 15 years;

    -   for non-U.S. fixed-income securities, 15 to 25 years; and

    -   for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.


As of December 31, 2003, securities ratings (or equivalent quality) of the Portfolio's securities were:



    -   A-1+                  0%


    -   BBB               35.95%


    -   Ba or BB          23.60%


    -   B                 36.52%


    -   CCC                3.93%


    -   unrated               0%


The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;


    -   enter into SWAPS TRANSACTIONS;


    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call OPTIONS for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;


    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;


    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO


The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.



The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.


The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

    - write covered call and put OPTIONS, purchase call and put OPTIONS ON SECURITIES of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call OPTIONS for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;


    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;


    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;


    -   purchase or sell FORWARD CONTRACTS;


    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.


The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, FOREIGN CURRENCY FUTURES CONTRACTS (and related OPTIONS) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;


    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;


    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.


The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.



The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index OPTIONS, and write uncovered OPTIONS for cross-hedging purposes;


    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;


    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;


    -   purchase or sell FORWARD CONTRACTS;


    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;


    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;



    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;


    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will invest substantially all its assets invested in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.


The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put OPTIONS, including exchange-traded index put OPTIONS of up to, for all options, 10% of its total assets;


    -   enter into swap transactions;


    -   invest up to 10% of its total assets in WARRANTS;


    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;



    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;


    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion. Normally, the Portfolio invests in about 100-125 companies.



The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.


The Portfolio also may:


    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;


    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all OPTIONS, 10% of its total assets;


    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and



    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).


Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.


Prior to May 3, 2004, the Portfolio was known as AllianceBernstein Quasar Portfolio.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.


The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowing for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs.


The Portfolio may invest up to 20% of its net assets in (a) mortgage-related securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.


The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.



To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt
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

security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).


The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or price momentum is favorable.


The Portfolio also may:


    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2004, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.


The Portfolio also may:


    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN VALUE PORTFOLIO


The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.



The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.



The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.



A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the Portfolio's universe, Bernstein relates the present value of the company's future cash flow, as forecast by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.


The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.


The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.


The Portfolio also may:


    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO


The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk.



Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.



Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Large Cap Growth investment team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.



The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition and a good knowledge of the management of those companies.

Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.


Alliance expects the average market capitalization of the growth stocks selected for inclusion in the optimization model normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index. The Large Cap Value investment team of Alliance's Bernstein unit selects the value stocks used in the portfolio. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.



The Large Cap Value investment team relies on Bernstein's large internal value research staff of company and industry analysts to follow a research universe of approximately 650 companies. For each company in the research universe, the present value of the company's future cash flow, as forecast by Bernstein analysts, is compared to the current price of the company's stock.



The value research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.



The Portfolio Construction Process



The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, which seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. Alliance, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe from most to least attractive. Bernstein also ranks the stocks in the Large Cap Value universe.



Alliance then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process uses the S&P 500 Index as its benchmark and develops a single unified portfolio that is designed to provide an efficiently diversified portfolio of the 45-60 most attractive growth and value stocks. This portfolio focuses on the best ideas from the growth and value investment teams and is then reviewed to ensure that the weightings in the final portfolio are appropriate. Alliance reviews the portfolio at least weekly and more frequently when conditions warrant. The process targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.

The Portfolio also may:

    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - enter into FORWARD COMMITMENTS for up to 30% of its assets, FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS with respect to securities, indices and currencies;

    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;

    -   invest up to 5% of its total assets in RIGHTS OR WARRANTS;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO



The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and foreign markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and foreign). Accordingly, in selecting investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.



The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.



Alliance's Bernstein unit selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.



Normally, Alliance's targeted blend for the Portfolio is an equal weighting of 50% growth stocks and 50% value stocks. Alliance will allow the relative weightings of the Portfolio's growth and value components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.



In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Portfolio, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. Alliance will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Investments in REITs are deemed to be 100% equity for purposes of the target blend of the Portfolio.



Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs.



The Portfolio also may:



    - invest without limit in FOREIGN SECURITIES, although it generally will not invest more than 35% of its total assets in such securities;



    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;



    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;



    - buy or sell OPTIONS on foreign currencies and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;



    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;



    - make SHORT SALES OF SECURITIES or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;



    - invest up to 5% of its total assets in RIGHTS OR WARRANTS, but only if Alliance deems the underlying equity securities themselves inappropriate for inclusion in the Portfolio's portfolio.



    -   invest up to 15% of its total assets in REAL ESTATE INVESTMENT TRUSTS;



    - invest up to 10% of its total assets in the securities of companies in emerging markets;



    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;



    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and



    -   enter into REPURCHASE AGREEMENTS.



Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency.



ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO



The Portfolio's investment objective is to seek to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile.



The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and foreign markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and foreign). Accordingly, in selecting equity investments for the Portfolio, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.



Alliance's targeted blend for the Portfolio's equity component is an equal weighting of 50% growth stocks and 50% value stocks. Alliance will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, Alliance will generally rebalance the Portfolio's equity component toward the targeted blends. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. Alliance will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs. Investments in REITs are deemed to be 50% equity and 50% fixed-income for purposes of the target blend of the Portfolio.



The Portfolio's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.



Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.



Alliance's Bernstein unit selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.



Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. Alliance will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the debt component could range from 35% to 45%). Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the ranges may expand to 10% above or below the target before rebalancing occurs.



In selecting fixed-income investments for the Portfolio, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when Alliance believes that conditions favoring them are compelling, high yield debt securities ("junk bonds").



The Portfolio will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by Alliance. The high-yield debt securities or junk bonds in which the Portfolio may invest includes securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P or Fitch, or, if unrated, judged by Alliance to be of comparable quality. The Portfolio will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality at the time of purchase. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's, S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality, if Alliance determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). In the event that the credit rating of a high-yield security held by the Portfolio falls below its rating at the time of purchase (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances.



The Portfolio also may:



    - invest without limit in FOREIGN SECURITIES, although it generally will not invest more than 25% of its total assets in such securities;



    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;



    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;



    - buy or sell options on foreign currencies and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;



    -   purchase and sell exchange-traded index OPTIONS;



    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;



    - make SHORT SALES OF SECURITIES or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;



    - invest up to 5% of its total assets in RIGHTS OR WARRANTS, but only if Alliance deems the underlying equity securities themselves inappropriate for inclusion in the Portfolio's portfolio;



    -   purchase and sell foreign fixed-income obligations;



    -   invest up to 15% of its total assets in REAL ESTATE INVESTMENT TRUSTS;



    - invest up to 10% of its total assets in the securities of companies in emerging markets;



    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;



    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and



    -   enter into REPURCHASE AGREEMENTS.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are

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        standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.


    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.


    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market

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        conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the

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reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.


Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.


Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S.

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Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are


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generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.



The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.



The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank

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loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward

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commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan

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assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro
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rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

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The value of mortgage-related securities is affected by a number of factors.
Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization

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of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.


REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the
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value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.


SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

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Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.


TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.


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ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with
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interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER


Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.



Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:



                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................        .50%
AllianceBernstein Premier Growth Portfolio..................       1.00%
AllianceBernstein Growth and Income Portfolio...............        .63%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................        .60%
AllianceBernstein High Yield Portfolio......................        .75%
AllianceBernstein Total Return Portfolio....................        .63%
AllianceBernstein International Portfolio...................       1.00%
AllianceBernstein Global Bond Portfolio.....................        .65%
AllianceBernstein Americas Government Income Portfolio......        .65%
AllianceBernstein Global Dollar Government Portfolio........        .75%
AllianceBernstein Utility Income Portfolio..................        .75%
AllianceBernstein Growth Portfolio..........................        .75%
AllianceBernstein Worldwide Privatization Portfolio.........       1.00%
AllianceBernstein Technology Portfolio......................       1.00%
AllianceBernstein Small Cap Growth Portfolio................       1.00%
AllianceBernstein Real Estate Investment Portfolio..........        .90%
AllianceBernstein International Value Portfolio(a)..........        .80%
AllianceBernstein Small Cap Value Portfolio(a)..............        .98%
AllianceBernstein Value Portfolio...........................        .75%
AllianceBernstein U.S. Large Cap Blended Style
  Portfolio(b)..............................................          0%
AllianceBernstein Wealth Appreciation Strategy
  Portfolio(c)..............................................          0%
AllianceBernstein Balanced Wealth Strategy Portfolio(d).....          0%


------------

(a) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003, under a contractual fee waiver, which was terminated effective May 1, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the AllianceBernstein International Value Portfolio and the AllianceBernstein Small Cap Value Portfolio would have been as a percentage of net assets 1.00%.



(b) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of average daily net assets would have been .95%.



(c) The Portfolio had not commenced operations during the Fund's most recently completed fiscal year. For services rendered by Alliance under the Advisory Agreement, the Portfolio will pay Alliance at the annual rate of 0.65% of the first $2.5 billion in average daily net assets, 0.55% of the second $2.5 billion in average daily net assets and 0.50% of the excess over $5 billion in average daily net assets.

 (d) The Portfolio had not commenced operations during the Fund's most recently completed fiscal year. For services rendered by Alliance under the Advisory Agreement, the Portfolio will pay Alliance at the annual rate of 0.55% of the first $2.5 billion in average daily net assets, 0.45% of the second $2.5 billion in average daily net assets and 0.40% of the excess over $5 billion in average daily net assets.



In connection with investments in real estate securities, Alliance has, at its expense, retained CBRE as a consultant. CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.


                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior                          *
  Government/High Grade      Vice President of ACMC
  Securities Portfolio
AllianceBernstein High       Michael A. Snyder; since 2002; Senior    Associated with Alliance since 2001;
  Yield Portfolio            Vice President of ACMC                   prior thereto, Managing Director in
                                                                      the high yield asset management group
                                                                      at Donaldson, Lufkin, & Jenrette
                                                                      Corporation since prior to 1999
                             James E. Kennedy; since 2003; Senior                       *
                             Vice President of ACMC
AllianceBernstein Total      Susanne M. Lent; since 2003; Senior                        *
  Return Portfolio           Vice President of ACMC
AllianceBernstein            William Johnston; since 2004; Vice                         *
  International Portfolio    President of ACMC
AllianceBernstein Global     Douglas J. Peebles; since 2001;                            *
  Bond Portfolio             Senior Vice President of ACMC
AllianceBernstein            Paul J. DeNoon; since 2002; Senior                         *
  Americas Government        Vice President of ACMC
  Income Portfolio
                             Douglas J. Peebles; since 2003; (see     *
                             above)
                             Michael L. Mon; since 2003; Vice         *
                             President of ACMC
AllianceBernstein Global     Paul J. DeNoon; since 2002; (see                           *
  Dollar Government          above)
  Portfolio

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Utility    Paul C. Rissman; since inception;                          *
  Income Portfolio           (see above)
                             Annie C. Tsao; since 2001; Senior                          *
                             Vice President of ACMC
AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC
AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio
                             Michael Levy; since 2003; Vice                             *
                             President of ACMC -- Special Equity
                             Portfolios
AllianceBernstein            Janet Walsh; since 2003; Senior Vice                       *
  Technology Portfolio       President of ACMC
AllianceBernstein Small      Bruce Aronow; since 2000; Senior Vice                      *
  Cap Growth Portfolio       President of ACMC
AllianceBernstein Real       Daniel G. Pine; since inception;                           *
  Estate Investment          Senior Vice President of ACMC
  Portfolio
                             David Kruth; since 1997; Vice                              *
                             President of ACMC
AllianceBernstein            Kevin F. Simms; since inception;         Senior Vice President of ACMC,
  International Value        Senior Vice President of ACMC            Co-Chief Investment Officer of
  Portfolio                                                           International Value Equities and
                                                                      Director of Research for
                                                                      International Value and Global Value
                                                                      Equities at ACMC since 2003; prior
                                                                      thereto, Director of Research for
                                                                      Emerging Markets Equities at Sanford
                                                                      C. Bernstein & Co., Inc. (SCB) since
                                                                      prior to 1999
                             Henry D'Auria; since 2003; Senior        Senior Vice President of ACMC since
                             Vice President of ACMC                   October 2000, Chief Investment
                                                                      Officer of Emerging Markets Value and
                                                                      Co-Chief Investment Officer of
                                                                      International Value Equities at ACMC
                                                                      since June 2003; prior thereto,
                                                                      Director of Research of Small Cap
                                                                      Value and Emerging Markets Value
                                                                      Equities at SCB since prior to 1999
AllianceBernstein Small      Joseph G. Paul; since 2002; Senior       Chief Investment Officer of Advanced
  Cap Value Portfolio        Vice President of ACMC                   Value at ACMC since October 2000 and
                                                                      held the same position at SCB since
                                                                      1999

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Value      Marilyn G. Fedak; since inception;       Chief Investment Officer and Chairman
  Portfolio                  Executive Vice President of ACMC         of U.S. Equity Investment Policy
                                                                      Group at SCB since prior to 1999
                             Ranji H. Nagaswami; since 2003;          *
                             Senior Vice President of ACMC
AllianceBernstein U.S.       Seth J. Masters; since 2003; Senior      Chief Investment Officer for Emerging
  Large Cap Blended Style    Vice President of ACMC                   Markets for U.S. and Global Style
  Portfolio                                                           Blend Services of ACMC since October
                                                                      2000; prior thereto, Chief Investment
                                                                      Officer for Emerging Markets Value at
                                                                      Sanford C. Bernstein & Co. since
                                                                      prior to 1999
AllianceBernstein Wealth     Seth J. Masters; since 2004; (see        See above
  Appreciation Strategy      above)
AllianceBernstein            Seth J. Masters; since 2004; (see        See above
  Balanced Wealth            above)
  Strategy


------------

  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.


 **  The sole general partner of Alliance.


LEGAL PROCEEDINGS



As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.



On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:



    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;



    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.



Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios, except AllianceBernstein Growth Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.



A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.



In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.



On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.



Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.



As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES


The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.


The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES


The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.



The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".



RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.



POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.



- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.



- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.



LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.



Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.



RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.



In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.



Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy. Money market funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for the Money Market Portfolio.



RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. No Financial Highlights information is presented for the AllianceBernstein Wealth Appreciation Strategy Portfolio and the Alliance Bernstein Balanced Wealth Strategy Portfolio because they had not commenced operation during the Fund's most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.


                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                         2003      2002       2001       2000       1999
                                                        -------   -------   --------   --------   --------
Net asset value, beginning of period..................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................      .01       .01        .04        .06        .05
                                                        -------   -------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income..................     (.01)     (.01)      (.04)      (.06)      (.05)
                                                        -------   -------   --------   --------   --------
Net asset value, end of period........................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        =======   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(a)...      .53%     1.10%      3.57%      5.91%      4.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $54,847   $97,216   $128,700   $146,270   $134,467
Ratio to average net assets of:
    Expenses..........................................      .66%      .68%       .63%       .67%       .64%
    Net investment income.............................      .55%     1.10%      3.55%      5.73%      4.59%


                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO


                                                                YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------
                                                2003         2002        2001         2000         1999
                                              --------     --------   ----------   ----------   ----------
Net asset value, beginning of period........  $  17.45     $  25.16   $    32.05   $    40.45   $    31.03
                                              --------     --------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)......................      (.05)(c)     (.08)        (.06)        (.11)        (.09)
Net realized and unrealized gain (loss) on
  investment transactions...................      4.18        (7.63)       (5.31)       (6.18)        9.98
                                              --------     --------   ----------   ----------   ----------
Net increase (decrease) in net asset value
  from operations...........................      4.13        (7.71)       (5.37)       (6.29)        9.89
                                              --------     --------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions...................       -0-          -0-        (1.38)       (2.11)        (.47)
Distributions in excess of net realized gain
  on investment transactions................       -0-          -0-         (.14)         -0-          -0-
                                              --------     --------   ----------   ----------   ----------
Total dividends and distributions...........       -0-          -0-        (1.52)       (2.11)        (.47)
                                              --------     --------   ----------   ----------   ----------
Net asset value, end of period..............  $  21.58     $  17.45   $    25.16   $    32.05   $    40.45
                                              ========     ========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     23.67%      (30.64)%     (17.21)%     (16.58)%      32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $917,935     $869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.04%        1.05%        1.04%        1.04%        1.05%
    Expenses, before waivers and
      reimbursements........................      1.05%        1.05%        1.04%        1.04%        1.05%
    Net investment loss.....................      (.24)%(c)     (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate.....................        79%         109%          49%          41%          26%


------------

See footnotes on pages 108-109.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO



                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%


       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002     2001(D)      2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  12.54   $  12.00   $  11.68   $  11.18   $  12.27
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .26        .42        .57        .67        .64
Net realized and unrealized gain (loss) on
  investment transactions......................       .23        .49        .33        .52       (.94)
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................       .49        .91        .90       1.19       (.30)
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.37)      (.37)      (.58)      (.69)      (.49)
Distributions from net realized gain on
  investment transactions......................      (.10)       -0-        -0-        -0-       (.30)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.47)      (.37)      (.58)      (.69)      (.79)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  12.56   $  12.54   $  12.00   $  11.68   $  11.18
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................      3.88%      7.79%      7.88%     11.08%     (2.45)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $129,194   $164,265   $104,635   $ 58,170   $ 60,504
Ratio to average net assets of:
    Expenses...................................       .77%       .82%       .89%       .95%       .86%
    Net investment income......................      2.10%      3.49%      4.86%      5.95%      5.51%
Portfolio turnover rate........................       748%       551%       259%       236%       172%


------------
See footnotes on pages 108-109.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO



                                                            YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
                                               2003       2002      2001(D)     2000       1999
                                              -------    -------    -------    -------    -------
Net asset value, beginning of period......    $  6.83    $  7.51    $  7.91    $  9.14    $  9.94
                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)..................        .55        .54(c)     .63(c)     .74(c)     .91(c)
Net realized and unrealized gain (loss) on
  investment transactions.................        .95       (.76)      (.38)     (1.18)     (1.16)
                                              -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
  from operations.........................       1.50       (.22)       .25       (.44)      (.25)
                                              -------    -------    -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income......       (.42)      (.46)      (.65)      (.79)      (.55)
                                              -------    -------    -------    -------    -------
Net asset value, end of period............    $  7.91    $  6.83    $  7.51    $  7.91    $  9.14
                                              =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a)................................      22.44%     (3.03)%     3.04%     (5.15)%    (2.58)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)................................    $48,076    $34,765    $31,283    $22,333    $24,567
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements.....................       1.46%      1.18%       .95%       .95%       .95%
    Expenses, before waivers and
       reimbursements.....................       1.46%      1.45%      1.51%      1.42%      1.40%
    Net investment income.................       7.48%      7.78%(c)    8.08%(c)    8.68%(c)    9.72%(c)
Portfolio turnover rate...................        105%        83%        95%       175%       198%


                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


                                                                YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                     2003       2002     2001(D)     2000      1999
                                                   --------   --------   --------   -------   -------
Net asset value, beginning of period.............  $  15.30   $  17.65   $  18.01   $ 17.49   $ 18.06
                                                   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................       .42        .45        .44       .48       .44
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      2.47      (2.29)      (.01)     1.63       .70
                                                   --------   --------   --------   -------   -------
Net increase (decrease) in net asset value from
  operations.....................................      2.89      (1.84)       .43      2.11      1.14
                                                   --------   --------   --------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............      (.43)      (.32)      (.28)     (.39)     (.36)
Distributions from net realized gain on
  investment transactions........................       -0-       (.19)      (.42)    (1.20)    (1.35)
Distributions in excess of net realized gain on
  investment transactions........................       -0-        -0-       (.09)      -0-       -0-
                                                   --------   --------   --------   -------   -------
Total dividends and distributions................      (.43)      (.51)      (.79)    (1.59)    (1.71)
                                                   --------   --------   --------   -------   -------
Net asset value, end of period...................  $  17.76   $  15.30   $  17.65   $ 18.01   $ 17.49
                                                   ========   ========   ========   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     19.05%    (10.58)%     2.27%    12.52%     6.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $197,334   $171,670   $183,098   $90,736   $75,170
Ratio to average net assets of:
    Expenses.....................................       .79%       .79%       .78%      .87%      .86%
    Net investment income........................      2.60%      2.76%      2.50%     2.77%     2.48%
Portfolio turnover rate..........................        81%        57%        71%      102%       91%


------------
See footnotes on pages 108-109.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO



                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $  9.90    $ 11.69    $ 16.01    $ 21.78    $ 16.17
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .02        -0-(c)     .03(c)     .01(c)     .12(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     3.11      (1.78)     (3.55)     (4.01)      6.13
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     3.13      (1.78)     (3.52)     (4.00)      6.25
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.02)      (.01)       -0-       (.03)      (.15)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.78)     (1.74)      (.49)
Distributions in excess of net realized gain on
  investment transactions........................      -0-        -0-       (.02)       -0-        -0-
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.02)      (.01)      (.80)     (1.77)      (.64)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $  9.90    $ 11.69    $ 16.01    $ 21.78
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    31.59%    (15.28)%   (22.35)%   (19.86)%    40.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $53,425    $46,478    $64,036    $78,990    $81,370
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.80%      1.36%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.80%      1.66%      1.44%      1.34%      1.36%
    Net investment income........................      .22%       .04%(c)     .23%(c)     .07%(c)     .69%(c)
Portfolio turnover rate..........................       96%        70%        56%        57%       111%


                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.63    $ 10.93    $ 10.96    $ 11.25    $ 12.42
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .25        .25        .35        .45(c)     .48(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     1.40       1.58       (.38)      (.32)     (1.24)
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     1.65       1.83       (.03)       .13       (.76)
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.78)      (.13)       -0-       (.42)      (.37)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-        -0-        -0-       (.04)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.78)      (.13)       -0-       (.42)      (.41)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.50    $ 12.63    $ 10.93    $ 10.96    $ 11.25
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    13.26%     16.91%      (.27)%     1.17%     (6.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $58,658    $56,137    $48,221    $50,325    $50,569
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.02%       .90%
    Expenses, before waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.06%      1.04%
    Net investment income........................     1.93%      2.18%      3.28%      4.13%(c)    4.16%(c)
Portfolio turnover rate..........................      197%       220%       101%       372%       183%


------------
See footnotes on pages 108-109.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO



                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.65    $ 12.17    $ 12.72    $ 12.42    $ 12.55
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .61        .67(c)     .92(c)    1.08(c)    1.22(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      .34        .61       (.43)       .37       (.16)
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................      .95       1.28        .49       1.45       1.06
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.59)      (.73)      (.91)      (.96)     (1.05)
Distributions from net realized gain on
  investment transactions........................      -0-       (.07)      (.13)      (.19)      (.14)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.59)      (.80)     (1.04)     (1.15)     (1.19)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $ 12.65    $ 12.17    $ 12.72    $ 12.42
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     7.35%     10.99%      3.59%     12.39%      8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $60,550    $72,307    $51,146    $33,154    $29,411
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.04%       .93%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.04%      1.05%      1.15%      1.24%      1.20%
    Net investment income........................     4.75%      5.45%(c)    7.35%(c)    8.68%(c)    9.91%(c)
Portfolio turnover rate..........................       73%        60%        57%         0%         6%


              ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 11.43    $ 10.63    $ 10.76    $ 10.79    $ 10.18
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .95        .94(c)    1.11(c)    1.27(c)    1.21(c)
Net realized and unrealized gain (loss) on
  investment transactions........................     2.83        .70       (.10)       .14       1.08
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................     3.78       1.64       1.01       1.41       2.29
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income.............     (.68)      (.84)     (1.14)     (1.44)     (1.68)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 14.53    $ 11.43    $ 10.63    $ 10.76    $ 10.79
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    33.41%     16.14%      9.37%     14.06%     26.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $26,433    $22,198    $11,249    $ 9,423    $10,139
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.90%      1.40%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.90%      2.00%      2.37%      2.42%      2.29%
    Expenses, before waivers and reimbursements
      excluding interest expense.................     1.88%      2.00%      2.37%      2.42%      2.29%
    Net investment income........................     7.20%      8.83%(c)   10.63%(c)   11.71%(c)   12.42%(c)
Portfolio turnover rate..........................      150%       142%       176%       148%       117%


------------
See footnotes on pages 108-109.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO



                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  12.86    $  16.82    $  22.65    $  21.66    $  18.90
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)....................       .35         .36         .29        1.01(c)      .41(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................      2.18       (4.06)      (5.23)       1.36        3.19
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      2.53       (3.70)      (4.94)       2.37        3.60
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........      (.44)       (.26)       (.76)       (.36)       (.30)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-        (.13)      (1.02)       (.54)
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........      (.44)       (.26)       (.89)      (1.38)       (.84)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  14.95    $  12.86    $  16.82    $  22.65    $  21.66
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     19.88%     (22.12)%    (22.50)%     11.45%      19.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $ 43,323    $ 40,140    $ 62,684    $ 62,362    $ 46,158
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.00%        .95%
    Expenses, before waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.04%       1.14%
    Net investment income...................      2.60%       2.60%       1.49%       4.63%(c)     2.07%(c)
Portfolio turnover rate.....................        76%         90%         25%         18%         16%


                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO


                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  11.81    $  16.42    $  25.10    $  33.59    $  27.25
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............      (.06)       (.06)       (.06)        .08         .03
Net realized and unrealized gain (loss) on
  investment transactions...................      4.20       (4.55)      (5.47)      (5.36)       8.73
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      4.14       (4.61)      (5.53)      (5.28)       8.76
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-         -0-        (.06)       (.02)       (.09)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-       (1.85)      (3.19)      (2.33)
Distributions in excess of net realized gain
  on investment transactions................       -0-         -0-       (1.23)        -0-         -0-
Return of capital...........................       -0-         -0-        (.01)        -0-         -0-
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........       -0-         -0-       (3.15)      (3.21)      (2.42)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  15.95    $  11.81    $  16.42    $  25.10    $  33.59
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     35.06%     (28.08)%    (23.47)%    (17.51)%     34.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $141,809    $121,439    $226,237    $357,664    $456,027
Ratio to average net assets of:
    Expenses................................       .89%        .88%        .85%        .81%        .84%
    Net investment income (loss)............      (.43)%      (.44)%      (.31)%       .26%        .12%
Portfolio turnover rate.....................        49%         38%        104%         58%         54%


------------
See footnotes on pages 108-109.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO



                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 11.48    $ 12.18    $ 15.64    $ 21.74    $ 14.81
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .04        .07(c)     .20(c)     .05(c)     .15(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     4.91       (.56)     (2.82)     (4.81)      8.00
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     4.95       (.49)     (2.62)     (4.76)      8.15
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.15)      (.21)      (.03)      (.12)      (.31)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.81)     (1.22)      (.91)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.15)      (.21)      (.84)     (1.34)     (1.22)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 16.28    $ 11.48    $ 12.18    $ 15.64    $ 21.74
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    43.46%     (4.19)%   (17.29)%   (23.00)%    58.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $34,302    $27,136    $37,411    $56,181    $64,059
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     2.17%      1.54%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     2.17%      1.98%      1.65%      1.43%      1.46%
    Net investment income........................      .34%       .61%(c)    1.50%(c)     .29%(c)     .93%(c)
Portfolio turnover rate..........................       44%        46%        35%        65%        54%


                     ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


                                                               YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------
                                                 2003       2002        2001        2000        1999
                                               --------    -------    --------    --------    --------
Net asset value, beginning of period.........  $  10.05    $ 17.24    $  24.95    $  33.61    $  19.17
                                               --------    -------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b).......................      (.11)      (.13)       (.12)       (.14)(c)     (.09)(c)
Net realized and unrealized gain (loss) on
  investment transactions....................      4.55      (7.06)      (5.92)      (6.40)      14.57
                                               --------    -------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations............................      4.44      (7.19)      (6.04)      (6.54)      14.48
                                               --------    -------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Distribution from net realized gain on
  investment transactions....................       -0-        -0-        (.11)      (2.12)       (.04)
Distributions in excess of net realized gain
  on investment transactions.................       -0-        -0-       (1.56)        -0-         -0-
                                               --------    -------    --------    --------    --------
Total dividends and distributions............       -0-        -0-       (1.67)      (2.12)       (.04)
                                               --------    -------    --------    --------    --------
Net asset value, end of period...............  $  14.49    $ 10.05    $  17.24    $  24.95    $  33.61
                                               ========    =======    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)...................................     44.18%    (41.71)%    (25.23)%    (21.52)%     75.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....  $130,127    $93,369    $235,252    $343,601    $357,480
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.........................      1.11%      1.20%       1.08%       1.02%        .95%
    Expenses, before waivers and
      reimbursements.........................      1.11%      1.20%       1.08%       1.06%       1.12%
    Net investment loss......................      (.86)%    (1.01)%      (.64)%      (.38)%(c)     (.39)%(c)
Portfolio turnover rate......................        90%        68%         40%         61%         64%


------------
See footnotes on pages 108-109.

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO



                                                               YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------
                                                 2003       2002        2001        2000        1999
                                                -------    -------    --------    --------    --------
Net asset value, beginning of period........    $  6.83    $ 10.01    $  11.84    $  13.00    $  11.14
                                                -------    -------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............       (.09)      (.07)(c)     (.07)(c)     (.06)(c)      .08(c)
Net realized and unrealized gain (loss) on
  investment transactions...................       3.43      (3.11)      (1.41)       (.71)       1.82
                                                -------    -------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................       3.34      (3.18)      (1.48)       (.77)       1.90
                                                -------    -------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........        -0-        -0-         -0-        (.05)       (.04)
Distributions from net realized gain on
  investment transactions...................        -0-        -0-        (.26)       (.34)        -0-
Dividends in excess of net realized gain on
  investment transactions...................        -0-        -0-        (.09)        -0-         -0-
                                                -------    -------    --------    --------    --------
Total dividends and distributions...........        -0-        -0-        (.35)       (.39)       (.04)
                                                -------    -------    --------    --------    --------
Net asset value, end of period..............    $ 10.17    $  6.83    $  10.01    $  11.84    $  13.00
                                                =======    =======    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................      48.90%    (31.77)%    (12.75)%     (6.09)%     17.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...    $61,079    $86,093    $184,223    $232,239    $169,611
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................       1.36%      1.11%        .95%        .95%        .95%
    Expenses, before waivers and
      reimbursements........................       1.36%      1.25%       1.16%       1.14%       1.19%
    Net investment income (loss)............      (1.10)%     (.86)%(c)     (.70)%(c)     (.46)%(c)      .72%(c)
Portfolio turnover rate.....................        129%       111%        113%        178%        110%


               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO


                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                        2003      2002      2001      2000      1999
                                                       -------   -------   -------   -------   -------
Net asset value, beginning of period................   $ 11.52   $ 11.50   $ 10.75   $  8.87   $  9.78
                                                       -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)............................       .46       .44(c)     .47(c)     .48(c)     .56(c)
Net realized and unrealized gain (loss) on
  investment transactions...........................      3.99      (.12)      .67      1.84     (1.01)
                                                       -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations........................................      4.45       .32      1.14      2.32      (.45)
                                                       -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................      (.35)     (.30)     (.39)     (.44)     (.46)
                                                       -------   -------   -------   -------   -------
Net asset value, end of period......................   $ 15.62   $ 11.52   $ 11.50   $ 10.75   $  8.87
                                                       =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a)..........................................     39.30%     2.60%    10.79%    26.69%    (5.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........   $68,717   $50,062   $39,417   $29,124   $17,852
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.....      1.24%     1.06%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements.....      1.24%     1.29%     1.39%     1.67%     1.72%
    Net investment income...........................      3.50%     3.70%(c)    4.32%(c)    4.87%(c)    5.96%(c)
Portfolio turnover rate.............................        23%       31%       33%       25%       37%


------------

See footnotes on pages 108-109.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO



                                                                  YEAR ENDED          MAY 10,
                                                                 DECEMBER 31,        2001(G) TO
                                                              ------------------    DECEMBER 31,
                                                               2003       2002          2001
                                                              -------    -------    ------------
Net asset value, beginning of period........................  $  9.35    $  9.87       $10.00
                                                              -------    -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................      .13        .13          .04
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................     4.01       (.64)        (.17)
                                                              -------    -------       ------
Net increase (decrease) in net asset value from
  operations................................................     4.14       (.51)        (.13)
                                                              -------    -------       ------
LESS: DIVIDENDS
Dividends from net investment income........................     (.04)      (.01)         -0-
                                                              -------    -------       ------
Net asset value, end of period..............................  $ 13.45    $  9.35       $ 9.87
                                                              =======    =======       ======
TOTAL RETURN
Total investment return based on net asset value(a).........    44.36%     (5.15)%      (1.30)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $31,628    $14,391       $3,913
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.20%      1.17%         .95%(f)
    Expenses, before waivers and reimbursements.............     1.49%      2.20%        8.41%(f)
    Net investment income(c)................................     1.16%      1.30%         .59%(f)
Portfolio turnover rate.....................................       14%        19%          22%


                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO


                                                                  YEAR ENDED           MAY 2,
                                                                 DECEMBER 31,        2001(G) TO
                                                              ------------------    DECEMBER 31,
                                                               2003       2002          2001
                                                              -------    -------    ------------
Net asset value, beginning of period........................  $ 10.46    $ 11.18      $ 10.00
                                                              -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................      .04        .12          .14
Net realized and unrealized gain (loss) on investment
  transactions..............................................     4.23       (.81)        1.04
                                                              -------    -------      -------
Net increase (decrease) in net asset value from
  operations................................................     4.27       (.69)        1.18
                                                              -------    -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.07)      (.02)         -0-
Distributions from net realized gain on investment
  transactions..............................................     (.17)      (.01)         -0-
                                                              -------    -------      -------
Total dividends and distributions...........................     (.24)      (.03)         -0-
                                                              -------    -------      -------
Net asset value, end of period..............................  $ 14.49    $ 10.46      $ 11.18
                                                              =======    =======      =======
TOTAL RETURN
Total investment return based on net asset value(a).........    41.26%     (6.20)%      11.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $90,949    $55,592      $21,076
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.20%      1.13%         .95%(f)
    Expenses, before waivers and reimbursements.............     1.28%      1.41%        2.65%(f)
    Net investment income(c)................................      .34%      1.04%        1.99%(f)
Portfolio turnover rate.....................................       21%        28%          12%


------------
See footnotes on pages 108-109.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO



                                                                                JULY 22,
                                                               YEAR ENDED      2002(G) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002
                                                              ------------    ------------
Net asset value, beginning of period........................     $ 8.76          $8.00
                                                                 ------          -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................        .16            .07
Net realized and unrealized gain on investment
  transactions..............................................       2.36            .69
                                                                 ------          -----
Net increase in net asset value from operations.............       2.52            .76
                                                                 ------          -----
LESS: DIVIDENDS
Dividends from net investment income........................      (.08)            -0-
Net asset value, end of period..............................     $11.20          $8.76
                                                                 ======          =====
TOTAL RETURN
Total investment return based on net asset value(a).........      28.94%          9.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period...................................     $  239          $ 187
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............        .99%          1.20%(f)
    Expenses, before waivers and reimbursements.............       1.06%          2.28%(f)
    Net investment income(c)................................       1.51%          4.22%(f)
Portfolio turnover rate.....................................         27%            12%



            ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO



                                                                JUNE 6,
                                                               2003(E) TO
                                                              DECEMBER 31,
                                                                  2003
                                                              ------------
Net asset value, beginning of period........................     $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................        .03
Net realized and unrealized loss on investment
  transactions..............................................        .93
                                                                 ------
Net increase in net asset value from operations.............        .96
                                                                 ------
Net asset value, end of period..............................     $10.96
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(a).........       9.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $1,096
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(f)..........       1.20%
    Expenses, before waivers and reimbursements(f)..........       6.65%
    Net investment income(c)(f).............................        .45%
Portfolio turnover rate.....................................         13%


------------
Footnotes:
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.


(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A Shares was as follows for the Portfolios included below:



                                                          INCREASE
                                                      (DECREASE) IN NET
                                                        REALIZED AND
                                     DECREASE IN       UNREALIZED GAIN
                                    NET INVESTMENT        (LOSS) ON        DECREASE IN RATIO OF NET INVESTMENT
                                      INCOME PER       INVESTMENTS PER        INCOME TO AVERAGE NET ASSETS:
                                        SHARE               SHARE               FROM:                TO:
                                   ----------------   -----------------   -----------------   -----------------
    AllianceBernstein Total
       Return....................            ($0.02)             $0.02           2.61%               2.50%
    AllianceBernstein Global
       Bond......................            ($0.04)             $0.04           3.67%               3.28%
    AllianceBernstein High
       Yield.....................  (less than $0.01)  (less than $0.01)          8.14%               8.08%
    AllianceBernstein Global
       Dollar....................            ($0.01)            ($0.01)         10.65%              10.63%
    AllianceBernstein Americas
       Government Income.........            ($0.04)             $0.04           7.61%               7.35%
    AllianceBernstein U.S.
       Government/High Grade.....            ($0.03)             $0.03           5.11%               4.86%


(e)  Commencement of operations.
(f)  Annualized.

(g)  Commencement of distribution.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM


    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.63 in 2003.



    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6930.2 at the end of 1999. The FT-SE 100 index closed at 4476.9 at the end of 2003, down approximately 35% from the end of 1999, but up approximately 15% from the end of 2002.


    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.


GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by yearend.

    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989.

Thereafter, the TOPIX declined, reaching a low of 815.74 in 2002. The TOPIX closed at 1043.69 on December 31, 2003.


    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government has formulated new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.


GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2003, the Canadian Dollar-U.S. Dollar exchange rate was 1.2923:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.


    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002 and an estimated 1.0% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.


    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. Argentina's protracted recession contributed to a serious fiscal crisis that resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election.



    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On March 15, 2004, the Argentina Peso-U.S. Dollar exchange rate was 2.9078.


    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, Texas 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.


File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                    AllianceBernstein Money Market Portfolio
                   AllianceBernstein Premier Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
                    AllianceBernstein Global Bond Portfolio
             AllianceBernstein Americas Government Income Portfolio
                       AllianceBernstein Growth Portfolio
              AllianceBernstein Worldwide Privatization Portfolio
                  AllianceBernstein Small Cap Growth Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   15
    Principal Risks by Portfolio............................   17
FEES AND EXPENSES OF THE PORTFOLIOS.........................   18
GLOSSARY....................................................   20
DESCRIPTION OF THE PORTFOLIOS...............................   22
    Investment Objectives and Principal Policies............   22
    Description of Additional Investment Practices..........   30
    Additional Risk Considerations..........................   44
MANAGEMENT OF THE PORTFOLIOS................................   49
PURCHASE AND SALE OF SHARES.................................   53
    How The Portfolios Value Their Shares...................   53
    How To Purchase and Sell Shares.........................   53
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   55
FINANCIAL HIGHLIGHTS........................................   56
APPENDIX A..................................................   61
APPENDIX B..................................................   64

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 15.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.

    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                   1 YEAR     5 YEARS    10 YEARS
                                                   -------    -------    --------
Portfolio........................................    0.53%      3.14%      3.91%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                3.3
95                                                                                  5
96                                                                                4.7
97                                                                                5.1
98                                                                                  5
99                                                                                4.7
00                                                                                5.9
01                                                                                3.5
02                                                                                1.1
03                                                                                0.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and

    WORST QUARTER was up 0.10%, 4th quarter, 2003.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  23.67%     -4.75%     10.35%
Russell 1000 Growth Index...........................  29.75%     -5.11%      9.21%
S&P 500 Index.......................................  28.67%     -0.57%     11.06%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                  -3
95                                                                                44.9
96                                                                                22.7
97                                                                                33.9
98                                                                                  48
99                                                                                32.3
00                                                                               -16.6
01                                                                               -17.2
02                                                                               -30.6
03                                                                                23.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  32.50%      5.62%     13.14%
Russell 1000 Value Index............................  30.03%      3.56%     11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                -0.4
95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  13.26%     4.64%       6.12%
Citigroup World Government Bond Index
  (unhedged in U.S. dollars).........................  14.91%     5.74%       6.79%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                               -5.2
95                                                                               24.7
96                                                                                6.2
97                                                                                0.7
98                                                                               14.1
99                                                                               -6.1
00                                                                                1.2
01                                                                               -0.3
02                                                                                 17
03                                                                               13.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.69%, 1st quarter, 1995; and

    WORST QUARTER was down -4.27%, 1st quarter, 1999.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio may invest significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.

    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................   7.35%     8.60%       8.53%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       7.62%
Lehman Brothers Intermediate-Term Government Bond
  Index............................................   2.29%     6.18%       6.84%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 3, 1994 for the Portfolio and May 31, 1994 for the Indices.

[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                               22.7
96                                                                               18.7
97                                                                                9.6
98                                                                                4.1
99                                                                                8.9
00                                                                               12.4
01                                                                                3.6
02                                                                                 11
03                                                                                7.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 9.35%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.99%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  35.06%     -3.78%      10.48%
Russell 3000 Index.................................  31.06%      0.37%      11.44%
S&P 500 Index......................................  28.67%     -0.57%      11.66%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Indices.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                35.2
96                                                                                28.5
97                                                                                  30
98                                                                                28.7
99                                                                                34.5
00                                                                               -17.5
01                                                                               -23.5
02                                                                               -28.1
03                                                                                35.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 32.47%, 4th quarter, 1998; and

    WORST QUARTER was down -23.11%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  43.46%     6.81%       9.22%
MSCI World Index (EX-US)...........................  40.01%     0.77%       4.49%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                10.9
96                                                                                18.5
97                                                                                10.8
98                                                                                10.8
99                                                                                58.8
00                                                                                 -23
01                                                                               -17.3
02                                                                                -4.2
03                                                                                43.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.70%, 4th quarter, 1999; and

    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.

    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  48.90%     -0.51%      2.20%
Russell 2000 Growth Index..........................  48.54%      0.86%      3.64%

The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                   0
96                                                                                   0
97                                                                                18.6
98                                                                                -4.5
99                                                                                17.1
00                                                                                -6.1
01                                                                               -12.8
02                                                                               -31.8
03                                                                                48.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.28%, 4th quarter, 2001; and

    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                 INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                                   RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                                   RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
           PORTFOLIO             --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
           ---------
AllianceBernstein Money Market
  Portfolio....................     X         X
AllianceBernstein Premier
  Growth Portfolio.............                        X                                X         X
AllianceBernstein Growth and
  Income Portfolio.............     X         X        X                                X         X
AllianceBernstein Global Bond
  Portfolio....................     X         X        X                                X         X           X            X
AllianceBernstein Americas
  Government Income
  Portfolio....................     X         X        X                                X         X           X            X
AllianceBernstein Growth
  Portfolio....................     X         X        X                     X          X         X
AllianceBernstein Worldwide
  Privatization Portfolio......     X         X        X          X                     X         X           X
AllianceBernstein Small Cap
  Growth Portfolio.............     X         X        X                     X          X         X

                                                           MANAGE-    FOCUSED
                                 DERIVATIVES   LIQUIDITY    MENT     PORTFOLIO
                                    RISK         RISK       RISK       RISK
           PORTFOLIO             -----------   ---------   -------   ---------
           ---------
AllianceBernstein Money Market
  Portfolio....................                               X
AllianceBernstein Premier
  Growth Portfolio.............                               X          X
AllianceBernstein Growth and
  Income Portfolio.............                               X
AllianceBernstein Global Bond
  Portfolio....................       X            X          X          X
AllianceBernstein Americas
  Government Income
  Portfolio....................       X            X          X          X
AllianceBernstein Growth
  Portfolio....................                               X
AllianceBernstein Worldwide
  Privatization Portfolio......                               X          X
AllianceBernstein Small Cap
  Growth Portfolio.............                               X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   67
     Other expenses                                  .16%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses*            1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   67
     Other expenses                                  .03%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  117
     Other expenses                                  .50%  After 3 Yrs.      $  365
                                                   -----
     Total Portfolio operating expenses*            1.15%  After 5 Yrs.      $  633
                                                   =====
                                                           After 10 Yrs.     $1,398

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  106
     Other expenses                                  .39%  After 3 Yrs.      $  331
                                                   -----
     Total Portfolio operating expenses*            1.04%  After 5 Yrs.      $  574
                                                   =====
                                                           After 10 Yrs      $1,271
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   91
     Other expenses                                  .14%  After 3 Yrs.      $  284
                                                   -----
     Total Portfolio operating expenses              .89%  After 5 Yrs.      $  493
                                                   =====
                                                           After 10 Yrs.     $1,096
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  220
     Other expenses                                 1.17%  After 3 Yrs.      $  679
                                                   -----
     Total Portfolio operating expenses*            2.17%  After 5 Yrs.      $1,164
                                                   =====
                                                           After 10 Yrs.     $2,503
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  138
     Other expenses                                  .36%  After 3 Yrs.      $  431
                                                   -----
     Total Portfolio operating expenses*            1.36%  After 5 Yrs.      $  745
                                                   =====
                                                           After 10 Yrs.     $1,635

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be as follows:

                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein Money Market Portfolio                       0.45%              0.61%
   AllianceBernstein Premier Growth Portfolio                     0.75%              0.80%
   AllianceBernstein Growth and Income Portfolio                  0.55%              0.58%
   AllianceBernstein Global Bond Portfolio                        0.45%              0.95%
   AllianceBernstein Americas Government Income Portfolio         0.50%              0.89%
   AllianceBernstein Worldwide Privatization Portfolio            0.75%              1.92%
   AllianceBernstein Small Cap Growth Portfolio                   0.75%              1.11%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

    -   invest in MORTGAGE-RELATED SECURITIES;

    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   invest in REVERSE REPURCHASE AGREEMENTS;

    - write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call OPTIONS for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, FOREIGN CURRENCY FUTURES CONTRACTS (and related OPTIONS) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

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

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index OPTIONS, and write uncovered OPTIONS for cross-hedging purposes;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion. Normally, the Portfolio invests in about 100-125 companies.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The

Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all OPTIONS, 10% of its total assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

Prior to May 3, 2004, the Portfolio was known as AllianceBernstein Quasar Portfolio.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective
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

response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's

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        use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

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

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

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

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality,

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

they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

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

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

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One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in

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interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

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

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a

Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

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

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................        .50%
AllianceBernstein Premier Growth Portfolio..................       1.00%
AllianceBernstein Growth and Income Portfolio...............        .63%
AllianceBernstein Global Bond Portfolio.....................        .65%
AllianceBernstein Americas Government Income Portfolio......        .65%
AllianceBernstein Growth Portfolio..........................        .75%
AllianceBernstein Worldwide Privatization Portfolio.........       1.00%
AllianceBernstein Small Cap Growth Portfolio................       1.00%

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

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein Global     Douglas J. Peebles; since 2001;                            *
  Bond Portfolio             Senior Vice President of ACMC
AllianceBernstein            Paul J. DeNoon; since 2002; Senior                         *
  Americas Government        Vice President of ACMC
  Income
  Portfolio
                             Douglas J. Peebles; since 2003; (see     *
                             above)
                             Michael L. Mon; since 2003; Vice         *
                             President of ACMC
AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC
AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio
                             Michael Levy; since 2003; Vice                             *
                             President of ACMC -- Special Equity
                             Portfolios
AllianceBernstein Small      Bruce Aronow; since 2000; Senior Vice                      *
  Cap Growth Portfolio       President of ACMC

------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

 **  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios, except AllianceBernstein Growth Portfolio. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios.

    These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy. Money market funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for the Money Market Portfolio.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for each Portfolio's Class A Shares. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------
                                                     2003      2002       2001       2000       1999
                                                    -------   -------   --------   --------   --------
Net asset value, beginning of period..............  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                    -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................      .01       .01        .04        .06        .05
                                                    -------   -------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income..............     (.01)     (.01)      (.04)      (.06)      (.05)
                                                    -------   -------   --------   --------   --------
Net asset value, end of period....................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                    =======   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a)........................................      .53%     1.10%      3.57%      5.91%      4.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).........  $54,847   $97,216   $128,700   $146,270   $134,467
Ratio to average net assets of:
    Expenses......................................      .66%      .68%       .63%       .67%       .64%
    Net investment income.........................      .55%     1.10%      3.55%      5.73%      4.59%

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------------
                                          2003         2002         2001          2000          1999
                                        --------     --------    ----------    ----------    ----------
Net asset value, beginning of
  period..............................  $  17.45     $  25.16    $    32.05    $    40.45    $    31.03
                                        --------     --------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)................      (.05)(c)     (.08)         (.06)         (.11)         (.09)
Net realized and unrealized gain
  (loss) on investment transactions...      4.18        (7.63)        (5.31)        (6.18)         9.98
                                        --------     --------    ----------    ----------    ----------
Net increase (decrease) in net asset
  value from operations...............      4.13        (7.71)        (5.37)        (6.29)         9.89
                                        --------     --------    ----------    ----------    ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income..............................       -0-          -0-           -0-           -0-           -0-
Distributions from net realized gain
  on investment transactions..........       -0-          -0-         (1.38)        (2.11)         (.47)
Distributions in excess of net
  realized gain on investment
  transactions........................       -0-          -0-          (.14)          -0-           -0-
                                        --------     --------    ----------    ----------    ----------
Total dividends and distributions.....       -0-          -0-         (1.52)        (2.11)         (.47)
                                        --------     --------    ----------    ----------    ----------
Net asset value, end of period........  $  21.58     $  17.45    $    25.16    $    32.05    $    40.45
                                        ========     ========    ==========    ==========    ==========
TOTAL RETURN
Total investment return based on net
  asset value(a)......................     23.67%      (30.64)%      (17.21)%      (16.58)%       32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)............................  $917,935     $869,130    $1,586,575    $2,148,332    $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements..................      1.04%        1.05%         1.04%         1.04%         1.05%
    Expenses, before waivers and
      reimbursements..................      1.05%        1.05%         1.04%         1.04%         1.05%
    Net investment loss...............      (.24)%(c)     (.41)%       (.21)%        (.29)%        (.27)%
Portfolio turnover rate...............        79%         109%           49%           41%           26%

------------
See footnotes on page 58.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------
                                              2003       2002        2001       2000       1999
                                            --------   --------    --------   --------   --------
Net asset value, beginning of period......  $  16.62   $  22.16    $  23.15   $  21.79   $  21.84
                                            --------   --------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)..................       .23        .22         .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions............................      5.15      (5.01)       (.05)      2.75       2.25
                                            --------   --------    --------   --------   --------
Net increase (decrease) in net asset value
  from operations.........................      5.38      (4.79)        .16       2.97       2.41
                                            --------   --------    --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income......      (.20)      (.12)       (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions.................       -0-       (.63)      (1.01)     (1.47)     (2.28)
                                            --------   --------    --------   --------   --------
Total dividends and distributions.........      (.20)      (.75)      (1.15)     (1.61)     (2.46)
                                            --------   --------    --------   --------   --------
Net asset value, end of period............  $  21.80   $  16.62    $  22.16   $  23.15   $  21.79
                                            ========   ========    ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a)................................     32.50%    (22.05)%      0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)................................  $603,673   $456,402    $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses..............................       .66%       .68%        .67%       .69%       .71%
    Net investment income.................      1.25%      1.15%        .95%      1.01%       .75%
Portfolio turnover rate...................        57%        69%         80%        74%        46%

                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
                                               2003       2002      2001(D)     2000       1999
                                              -------    -------    -------    -------    -------
Net asset value, beginning of period........  $ 12.63    $ 10.93    $ 10.96    $ 11.25    $ 12.42
                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)....................      .25        .25        .35        .45(c)     .48(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................     1.40       1.58       (.38)      (.32)     (1.24)
                                              -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
  from operations...........................     1.65       1.83       (.03)       .13       (.76)
                                              -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........     (.78)      (.13)       -0-       (.42)      (.37)
Distributions from net realized gain on
  investment transactions...................      -0-        -0-        -0-        -0-       (.04)
                                              -------    -------    -------    -------    -------
Total dividends and distributions...........     (.78)      (.13)       -0-       (.42)      (.41)
                                              -------    -------    -------    -------    -------
Net asset value, end of period..............  $ 13.50    $ 12.63    $ 10.93    $ 10.96    $ 11.25
                                              =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................    13.26%     16.91%      (.27)%     1.17%     (6.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $58,658    $56,137    $48,221    $50,325    $50,569
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements.......................     1.15%      1.17%      1.07%      1.02%       .90%
    Expenses, before waivers and
       reimbursements.......................     1.15%      1.17%      1.07%      1.06%      1.04%
    Net investment income...................     1.93%      2.18%      3.28%      4.13%(c)    4.16%(c)
Portfolio turnover rate.....................      197%       220%       101%       372%       183%

------------
See footnotes on page 58.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.65    $ 12.17    $ 12.72    $ 12.42    $ 12.55
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .61        .67(c)     .92(c)    1.08(c)    1.22(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      .34        .61       (.43)       .37       (.16)
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................      .95       1.28        .49       1.45       1.06
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.59)      (.73)      (.91)      (.96)     (1.05)
Distributions from net realized gain on
  investment transactions........................      -0-       (.07)      (.13)      (.19)      (.14)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.59)      (.80)     (1.04)     (1.15)     (1.19)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $ 12.65    $ 12.17    $ 12.72    $ 12.42
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     7.35%     10.99%      3.59%     12.39%      8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $60,550    $72,307    $51,146    $33,154    $29,411
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.04%       .93%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.04%      1.05%      1.15%      1.24%      1.20%
    Net investment income........................     4.75%      5.45%(c)    7.35%(c)    8.68%(c)    9.91%(c)
Portfolio turnover rate..........................       73%        60%        57%         0%         6%

                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  11.81    $  16.42    $  25.10    $  33.59    $  27.25
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............      (.06)       (.06)       (.06)        .08         .03
Net realized and unrealized gain (loss) on
  investment transactions...................      4.20       (4.55)      (5.47)      (5.36)       8.73
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      4.14       (4.61)      (5.53)      (5.28)       8.76
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-         -0-        (.06)       (.02)       (.09)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-       (1.85)      (3.19)      (2.33)
Distributions in excess of net realized gain
  on investment transactions................       -0-         -0-       (1.23)        -0-         -0-
Return of capital...........................       -0-         -0-        (.01)        -0-         -0-
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........       -0-         -0-       (3.15)      (3.21)      (2.42)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  15.95    $  11.81    $  16.42    $  25.10    $  33.59
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     35.06%     (28.08)%    (23.47)%    (17.51)%     34.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $141,809    $121,439    $226,237    $357,664    $456,027
Ratio to average net assets of:
    Expenses................................       .89%        .88%        .85%        .81%        .84%
    Net investment income (loss)............      (.43)%      (.44)%      (.31)%       .26%        .12%
Portfolio turnover rate.....................        49%         38%        104%         58%         54%

------------
See footnotes on page 58.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 11.48    $ 12.18    $ 15.64    $ 21.74    $ 14.81
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .04        .07(c)     .20(c)     .05(c)     .15(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     4.91       (.56)     (2.82)     (4.81)      8.00
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     4.95       (.49)     (2.62)     (4.76)      8.15
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.15)      (.21)      (.03)      (.12)      (.31)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.81)     (1.22)      (.91)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.15)      (.21)      (.84)     (1.34)     (1.22)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 16.28    $ 11.48    $ 12.18    $ 15.64    $ 21.74
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    43.46%     (4.19)%   (17.29)%   (23.00)%    58.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $34,302    $27,136    $37,411    $56,181    $64,059
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     2.17%      1.54%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     2.17%      1.98%      1.65%      1.43%      1.46%
    Net investment income........................      .34%       .61%(c)    1.50%(c)     .29%(c)     .93%(c)
Portfolio turnover rate..........................       44%        46%        35%        65%        54%

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
                                              2003       2002         2001         2000         1999
                                             -------    -------     --------     --------     --------
Net asset value, beginning of period.......  $  6.83    $ 10.01     $  11.84     $  13.00     $  11.14
                                             -------    -------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)............     (.09)      (.07)(c)     (.07)(c)     (.06)(c)      .08(c)
Net realized and unrealized gain (loss) on
  investment transactions..................     3.43      (3.11)       (1.41)        (.71)        1.82
                                             -------    -------     --------     --------     --------
Net increase (decrease) in net asset value
  from operations..........................     3.34      (3.18)       (1.48)        (.77)        1.90
                                             -------    -------     --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.......      -0-        -0-          -0-         (.05)        (.04)
Distributions from net realized gain on
  investment transactions..................      -0-        -0-         (.26)        (.34)         -0-
Dividends in excess of net realized gain on
  investment transactions..................      -0-        -0-         (.09)         -0-          -0-
                                             -------    -------     --------     --------     --------
Total dividends and distributions..........      -0-        -0-         (.35)        (.39)        (.04)
                                             -------    -------     --------     --------     --------
Net asset value, end of period.............  $ 10.17    $  6.83     $  10.01     $  11.84     $  13.00
                                             =======    =======     ========     ========     ========
TOTAL RETURN
Total investment return based on net asset
  value(a).................................    48.90%    (31.77)%     (12.75)%      (6.09)%      17.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).................................  $61,079    $86,093     $184,223     $232,239     $169,611
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.......................     1.36%      1.11%         .95%         .95%         .95%
    Expenses, before waivers and
      reimbursements.......................     1.36%      1.25%        1.16%        1.14%        1.19%
    Net investment income (loss)...........    (1.10)%     (.86)%(c)     (.70)%(c)     (.46)%(c)      .72%(c)
Portfolio turnover rate....................      129%       111%         113%         178%         110%

------------
See footnotes on page 58.

------------
Footnotes:

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A Shares was as follows for the Portfolios included below:

                                                          INCREASE
                                                      (DECREASE) IN NET
                                                        REALIZED AND
                                      DECREASE IN      UNREALIZED GAIN
                                     NET INVESTMENT       (LOSS) ON        DECREASE IN RATIO OF NET INVESTMENT
                                       INCOME PER      INVESTMENTS PER        INCOME TO AVERAGE NET ASSETS:
                                         SHARE              SHARE               FROM:                TO:
                                     --------------   -----------------   -----------------   -----------------
    AllianceBernstein Global
       Bond........................      ($0.04)            $0.04                3.67%               3.28%
    AllianceBernstein Americas
       Government Income...........      ($0.04)            $0.04                7.61%               7.35%

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM

    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.63 in 2003.

    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6930.2 at the end of 1999. The FT-SE 100 index closed at 4476.9 at the end of 2003, down approximately 35% from the end of 1999, but up approximately 15% from the end of 2002.

    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.

GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by yearend.

    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989.

Thereafter, the TOPIX declined, reaching a low of 815.74 in 2002. The TOPIX closed at 1043.69 on December 31, 2003.

    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government has formulated new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2003, the Canadian Dollar-U.S. Dollar exchange rate was 1.2923:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002 and an estimated 1.0% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. Argentina's protracted recession contributed to a serious fiscal crisis that resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election.

    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On March 15, 2004, the Argentina Peso-U.S. Dollar exchange rate was 2.9078.

    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, Texas 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                    AllianceBernstein Money Market Portfolio
                   AllianceBernstein Premier Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
       AllianceBernstein U.S. Government/High Grade Securities Portfolio
                     AllianceBernstein High Yield Portfolio
                    AllianceBernstein Total Return Portfolio
                   AllianceBernstein International Portfolio
                    AllianceBernstein Global Bond Portfolio
             AllianceBernstein Americas Government Income Portfolio
              AllianceBernstein Global Dollar Government Portfolio
                   AllianceBernstein Utility Income Portfolio
                       AllianceBernstein Growth Portfolio
              AllianceBernstein Worldwide Privatization Portfolio
                     AllianceBernstein Technology Portfolio
                  AllianceBernstein Small Cap Growth Portfolio
               AllianceBernstein Real Estate Investment Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   24
    Principal Risks by Portfolio............................   26
FEES AND EXPENSES OF THE PORTFOLIOS.........................   28
GLOSSARY....................................................   31
DESCRIPTION OF THE PORTFOLIOS...............................   33
    Investment Objectives and Principal Policies............   33
    Description of Additional Investment Practices..........   50
    Additional Risk Considerations..........................   64
MANAGEMENT OF THE PORTFOLIOS................................   70
PURCHASE AND SALE OF SHARES.................................   74
    How The Portfolios Value Their Shares...................   74
    How To Purchase and Sell Shares.........................   74
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   76
FINANCIAL HIGHLIGHTS........................................   77
APPENDIX A..................................................   86
APPENDIX B..................................................   89

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 24.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.

    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                   1 YEAR     5 YEARS    10 YEARS
                                                   -------    -------    --------
Portfolio........................................    0.53%      3.14%      3.91%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               3.30
95                                                                               5.00
96                                                                               4.70
97                                                                               5.10
98                                                                               5.00
99                                                                               4.70
00                                                                               5.90
01                                                                               3.50
02                                                                               1.10
03                                                                               0.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and

    WORST QUARTER was up 0.10%, 4th quarter, 2003.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  23.67%     -4.75%     10.35%
Russell 1000 Growth Index...........................  29.75%     -5.11%      9.21%
S&P 500 Index.......................................  28.67%     -0.57%     11.06%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                                -3
--                                                                                --
95                                                                               44.90
96                                                                               22.70
97                                                                               33.90
98                                                                               48.00
99                                                                               32.30
00                                                                              -16.60
01                                                                              -17.20
02                                                                              -30.60
03                                                                               23.70

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  32.50%      5.62%     13.14%
Russell 1000 Value Index............................  30.03%      3.56%     11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -0.4
--                                                                               ----
95                                                                               35.80
96                                                                               24.10
97                                                                               28.80
98                                                                               20.90
99                                                                               11.40
00                                                                               13.90
01                                                                                0.40
02                                                                              -22.10
03                                                                               32.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. The Portfolio invests in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   3.88%     5.53%       6.09%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index..............   4.09%     6.55%       6.95%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       6.95%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -4.00
95                                                                               19.30
96                                                                                2.60
97                                                                                8.70
98                                                                                8.20
99                                                                               -2.50
00                                                                               11.10
01                                                                                7.90
02                                                                                7.80
03                                                                                3.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 7.15%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.00%, 1st quarter, 1996.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  22.44%     2.48%       1.92%
Credit Suisse First Boston High Yield Index........  27.94%     6.44%       5.57%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                               -3.70
99                                                                               -2.60
00                                                                               -5.20
01                                                                                3.00
02                                                                               -3.00
03                                                                               22.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 7.04%, 2nd quarter, 2003; and

    WORST QUARTER was down -11.29%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in common stocks. The Portfolio also invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  19.05%      5.47%      9.75%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index....  18.75%      2.70%      9.43%
S&P 500 Stock Index.................................  28.67%     -0.57%     11.06%
Lehman Brothers Government/Credit Index.............   4.67%      6.66%      6.98%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -3.80
95                                                                               23.70
96                                                                               15.20
97                                                                               21.10
98                                                                               17.00
99                                                                                6.50
00                                                                               12.50
01                                                                                2.30
02                                                                              -10.60
03                                                                               19.10

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.38%, 4th quarter, 1998; and

    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  31.59%     -0.55%      3.63%
MSCI EAFE Index......................................  39.17%      0.26%      4.78%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                                6.7
--                                                                                ---
95                                                                                9.90
96                                                                                7.30
97                                                                                3.30
98                                                                               13.00
99                                                                               40.20
00                                                                              -19.90
01                                                                              -22.40
02                                                                              -15.30
03                                                                               31.60

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 27.15%, 4th quarter, 1999; and

    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  13.26%     4.64%       6.12%
Citigroup World Government Bond Index
  (unhedged in U.S. dollars).........................  14.91%     5.74%       6.79%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -5.20
95                                                                               24.70
96                                                                                6.20
97                                                                                0.70
98                                                                               14.10
99                                                                               -6.10
00                                                                                1.20
01                                                                               -0.30
02                                                                               17.00
03                                                                               13.30

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.69%, 1st quarter, 1995; and

    WORST QUARTER was down -4.27%, 1st quarter, 1999.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio may invest significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.

    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................   7.35%     8.60%       8.53%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       7.62%
Lehman Brothers Intermediate-Term Government Bond
  Index............................................   2.29%     6.18%       6.84%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 3, 1994 for the Portfolio and May 31, 1994 for the Indices.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                               22.70
96                                                                               18.70
97                                                                                9.60
98                                                                                4.10
99                                                                                8.90
00                                                                               12.40
01                                                                                3.60
02                                                                               11.00
03                                                                                7.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 9.35%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.99%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.

    The average weighted maturity of the Portfolio's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk, currency risk, and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  33.41%     19.50%      13.02%
J.P. Morgan Emerging Markets Bond Index Plus.......  28.82%     16.30%      15.30%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 2, 1994 for the Portfolio and May 31, 1994 for the Index.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                               23.00
96                                                                               24.90
97                                                                               13.20
98                                                                              -21.70
99                                                                               26.10
00                                                                               14.10
01                                                                                9.40
02                                                                               16.10
03                                                                               33.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 16.02%, 4th quarter, 1999; and

    WORST QUARTER was down -27.11%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  19.88%     -0.75%      7.21%
S&P 500 GICS Utilities Composite...................  26.26%     -2.58%      5.85%
NYSE Utilities Index...............................  13.94%     -9.85%      2.88%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 10, 1994 for the Portfolio and May 31, 1994 for the Index.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                               21.50
96                                                                                7.90
97                                                                               25.70
98                                                                               23.90
99                                                                               19.40
00                                                                               11.50
01                                                                              -22.50
02                                                                              -22.10
03                                                                               19.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.55%, 2nd quarter, 2003; and

    WORST QUARTER was down -12.44%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  35.06%     -3.78%      10.48%
Russell 3000 Index.................................  31.06%      0.37%      11.44%
S&P 500 Index......................................  28.67%     -0.57%      11.66%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Indices.

                                   BAR CHART
[BAR CHART]

94                                                                                 0
--                                                                                 -
95                                                                               35.20
96                                                                               28.50
97                                                                               30.00
98                                                                               28.70
99                                                                               34.50
00                                                                              -17.50
01                                                                              -23.50
02                                                                              -28.10
03                                                                               35.10

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 32.47%, 4th quarter, 1998; and

    WORST QUARTER was down -23.11%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  43.46%     6.81%       9.22%
MSCI World Index (EX-US)...........................  40.01%     0.77%       4.49%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                               10.90
96                                                                               18.50
97                                                                               10.80
98                                                                               10.80
99                                                                               58.80
00                                                                              -23.00
01                                                                              -17.30
02                                                                               -4.20
03                                                                               43.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.70%, 4th quarter, 1999; and

    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  44.18%     -2.82%      6.63%
Nasdaq Composite Index.............................  50.01%     -1.79%      8.38%
S&P 500 Index......................................  28.67%     -0.57%      9.81%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 11, 1996 for the Portfolio and January 31, 1996 for the Indices.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                               10.90
96                                                                               18.50
97                                                                               10.80
98                                                                               10.80
99                                                                               58.80
00                                                                              -23.00
01                                                                              -17.30
02                                                                               -4.20
03                                                                               43.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 47.67%, 4th quarter, 1999; and

    WORST QUARTER was down -35.20%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.

    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  48.90%     -0.51%      2.20%
Russell 2000 Growth Index..........................  48.54%      0.86%      3.64%

The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.

                                   BAR CHART
[BAR CHART]

94                                                                                 0
--                                                                                 -
95                                                                                0.00
96                                                                                0.00
97                                                                               18.60
98                                                                               -4.50
99                                                                               17.10
00                                                                               -6.10
01                                                                              -12.80
02                                                                              -31.80
03                                                                               48.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.28%, 4th quarter, 2001; and

    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                   1 YEAR    5 YEARS    INCEPTION
                                                   ------    -------    ---------
Portfolio........................................  39.30%    13.74%       9.65%
S&P 500 Index....................................  28.67%    -0.57%       6.73%
NAREIT Equity Index..............................  37.13%    14.35%       9.88%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 9, 1997 for the Portfolio and January 31, 1997 for the Indices.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                              -19.10
99                                                                               -5.10
00                                                                               26.70
01                                                                               10.80
02                                                                                2.60
03                                                                               39.30

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 12.43%, 2nd quarter, 2003; and

    WORST QUARTER was down -11.50%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

    - ALLOCATION RISK This is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Portfolio's investments may be, over time, significant.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein Money
  Market Portfolio......     X         X
AllianceBernstein
  Premier Growth
  Portfolio.............                        X                                X         X
AllianceBernstein Growth
  and Income
  Portfolio.............     X         X        X                                X         X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............     X         X        X
AllianceBernstein High
  Yield Portfolio.......     X         X        X                                X         X                        X
AllianceBernstein Total
  Return Portfolio......     X         X        X
AllianceBernstein
  International
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein Global
  Bond Portfolio........     X         X        X                                X         X           X            X
AllianceBernstein
  Americas Government
  Income Portfolio......     X         X        X                                X         X           X            X
AllianceBernstein Global
  Dollar Government
  Portfolio.............     X         X        X                                X         X           X            X
AllianceBernstein
  Utility Income
  Portfolio.............     X         X        X          X
AllianceBernstein Growth
  Portfolio.............     X         X        X                     X          X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein Money
  Market Portfolio......                                            X
AllianceBernstein
  Premier Growth
  Portfolio.............                                            X          X
AllianceBernstein Growth
  and Income
  Portfolio.............                                            X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............       X                                    X
AllianceBernstein High
  Yield Portfolio.......       X            X                       X
AllianceBernstein Total
  Return Portfolio......                                            X
AllianceBernstein
  International
  Portfolio.............                                            X
AllianceBernstein Global
  Bond Portfolio........       X            X                       X          X
AllianceBernstein
  Americas Government
  Income Portfolio......       X            X                       X          X
AllianceBernstein Global
  Dollar Government
  Portfolio.............       X            X                       X          X
AllianceBernstein
  Utility Income
  Portfolio.............                                            X
AllianceBernstein Growth
  Portfolio.............                                            X

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein
  Technology
  Portfolio.............     X         X        X          X                     X         X
AllianceBernstein Small
  Cap Growth
  Portfolio.............     X         X        X                     X          X         X
AllianceBernstein Real
  Estate Investment
  Portfolio.............     X         X        X          X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............                                            X
AllianceBernstein
  Technology
  Portfolio.............                                            X
AllianceBernstein Small
  Cap Growth
  Portfolio.............                                            X
AllianceBernstein Real
  Estate Investment
  Portfolio.............                                            X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   67
     Other expenses                                  .16%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses*            1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   67
     Other expenses                                  .03%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $   79
     Other expenses                                  .17%  After 3 Yrs.      $  246
                                                   -----
     Total Portfolio operating expenses*             .77%  After 5 Yrs.      $  428
                                                   =====
                                                           After 10 Yrs.     $  954

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  149
     Other expenses                                  .71%  After 3 Yrs.      $  462
                                                   -----
     Total Portfolio operating expenses*            1.46%  After 5 Yrs.      $  797
                                                   =====
                                                           After 10 Yrs.     $1,746
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   81
     Other expenses                                  .16%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses*             .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  183
     Other expenses                                  .80%  After 3 Yrs.      $  566
                                                   -----
     Total Portfolio operating expenses*            1.80%  After 5 Yrs.      $  975
                                                   =====
                                                           After 10 Yrs.     $2,116
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  117
     Other expenses                                  .50%  After 3 Yrs.      $  365
                                                   -----
     Total Portfolio operating expenses*            1.15%  After 5 Yrs.      $  633
                                                   =====
                                                           After 10 Yrs.     $1,398
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  106
     Other expenses                                  .39%  After 3 Yrs.      $  331
                                                   -----
     Total Portfolio operating expenses*            1.04%  After 5 Yrs.      $  574
                                                   =====
                                                           After 10 Yrs      $1,271
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  193
     Other expenses                                 1.15%  After 3 Yrs.      $  597
                                                   -----
     Total Portfolio operating expenses*            1.90%  After 5 Yrs.      $1,026
                                                   =====
                                                           After 10 Yrs.     $2,222
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  151
     Other expenses                                  .73%  After 3 Yrs.      $  468
                                                   -----
     Total Portfolio operating expenses*            1.48%  After 5 Yrs.      $  808
                                                   =====
                                                           After 10 Yrs.     $1,768
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   91
     Other expenses                                  .14%  After 3 Yrs.      $  284
                                                   -----
     Total Portfolio operating expenses              .89%  After 5 Yrs.      $  493
                                                   =====
                                                           After 10 Yrs.     $1,096

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  220
     Other expenses                                 1.17%  After 3 Yrs.      $  679
                                                   -----
     Total Portfolio operating expenses*            2.17%  After 5 Yrs.      $1,164
                                                   =====
                                                           After 10 Yrs.     $2,503
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  113
     Other expenses                                  .11%  After 3 Yrs.      $  353
                                                   -----
     Total Portfolio operating expenses*            1.11%  After 5 Yrs.      $  612
                                                   =====
                                                           After 10 Yrs.     $1,352
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  138
     Other expenses                                  .36%  After 3 Yrs.      $  431
                                                   -----
     Total Portfolio operating expenses*            1.36%  After 5 Yrs.      $  745
                                                   =====
                                                           After 10 Yrs.     $1,635
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .90%  After 1 Yr.       $  126
     Other expenses                                  .34%  After 3 Yrs.      $  393
                                                   -----
     Total Portfolio operating expenses*            1.24%  After 5 Yrs.      $  681
                                                   =====
                                                           After 10 Yrs.     $1,500

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be follows:

                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein Money Market Portfolio                       0.45%              0.61%
   AllianceBernstein Premier Growth Portfolio                     0.75%              0.80%
   AllianceBernstein Growth and Income Portfolio                  0.55%              0.58%
   AllianceBernstein U.S. Government/High Grade Securities
     Portfolio                                                    0.45%              0.62%
   AllianceBernstein High Yield Portfolio                         0.50%              1.21%
   AllianceBernstein Total Return Portfolio                       0.55%              0.71%
   AllianceBernstein International Portfolio                      0.75%              1.55%
   AllianceBernstein Global Bond Portfolio                        0.45%              0.95%
   AllianceBernstein Americas Government Income Portfolio         0.50%              0.89%
   AllianceBernstein Global Dollar Government Portfolio           0.50%              1.65%
   AllianceBernstein Utility Income Portfolio                     0.55%              1.28%
   AllianceBernstein Worldwide Privatization Portfolio            0.75%              1.92%
   AllianceBernstein Technology Portfolio                         0.75%              0.86%
   AllianceBernstein Small Cap Growth Portfolio                   0.75%              1.11%
   AllianceBernstein Real Estate Investment Portfolio             0.55%              0.89%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

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U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

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                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

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

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more NRSROs. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.

As of December 31, 2003, the Portfolio's investments were rated (or equivalent quality):

    -   AAA                            0%
    -   A-1+                            0%
    -   BBB                          2.02%
    -   Ba or BB                    27.04%
    -   B                            60.41%
    -   CCC                          9.80%
    -   CC                           0.48%
    -   C                                0%
    -   Unrated                       0.25%

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;

    - invest in MORTGAGE-RELATED SECURITIES and directly in mortgages secured by residential real estate;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call OPTIONS on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

    -   invest in MORTGAGE-RELATED SECURITIES;

    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS;

    - write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call OPTIONS for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

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

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:

    -   for U.S. fixed-income securities, nine to 15 years;

    -   for non-U.S. fixed-income securities, 15 to 25 years; and

    -   for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 2003, securities ratings (or equivalent quality) of the Portfolio's securities were:

    -   A-1+                  0%
    -   BBB               35.95%
    -   Ba or BB          23.60%
    -   B                 36.52%
    -   CCC                3.93%
    -   unrated               0%

The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;

    -   enter into swap transactions;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call OPTIONS for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

    - write covered call and put OPTIONS, purchase call and put OPTIONS ON SECURITIES of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call OPTIONS for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, FOREIGN CURRENCY FUTURES CONTRACTS (and related OPTIONS) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;
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

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index OPTIONS, and write uncovered OPTIONS for cross-hedging purposes;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will invest substantially all its assets invested in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put OPTIONS, including exchange-traded index put OPTIONS of up to, for all options, 10% of its total assets;

    -   enter into swap transactions;

    -   invest up to 10% of its total assets in WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion. Normally, the Portfolio invests in about 100-125 companies.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all OPTIONS, 10% of its total assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

Prior to May 3, 2004, the Portfolio was known as AllianceBernstein Quasar Portfolio.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowing for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs.

The Portfolio may invest up to 20% of its net assets in (a) mortgage-related securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

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The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their

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investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the

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

       equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's

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        use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

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Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

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Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

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U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

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A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in

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foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge)
against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be
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assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate

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mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively

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infrequent interest rate reset dates. In addition, adjustable-rate mortgages and
ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

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Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly

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issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and

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legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a

Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

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

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................        .50%
AllianceBernstein Premier Growth Portfolio..................       1.00%
AllianceBernstein Growth and Income Portfolio...............        .63%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................        .60%
AllianceBernstein High Yield Portfolio......................        .75%
AllianceBernstein Total Return Portfolio....................        .63%
AllianceBernstein International Portfolio...................       1.00%
AllianceBernstein Global Bond Portfolio.....................        .65%
AllianceBernstein Americas Government Income Portfolio......        .65%
AllianceBernstein Global Dollar Government Portfolio........        .75%
AllianceBernstein Utility Income Portfolio..................        .75%
AllianceBernstein Growth Portfolio..........................        .75%
AllianceBernstein Worldwide Privatization Portfolio.........       1.00%
AllianceBernstein Technology Portfolio......................       1.00%
AllianceBernstein Small Cap Growth Portfolio................       1.00%
AllianceBernstein Real Estate Investment Portfolio..........        .90%

In connection with investments in real estate securities, Alliance has, at its expense, retained as CBRE a consultant. CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

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

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior                          *
  Government/High Grade      Vice President of ACMC
  Securities Portfolio
AllianceBernstein High       Michael A. Snyder; since 2002; Senior    Associated with Alliance since 2001;
  Yield Portfolio            Vice President of ACMC                   prior thereto, Managing Director in
                                                                      the high yield asset management group
                                                                      at Donaldson, Lufkin, & Jenrette
                                                                      Corporation since prior to 1999
                             James E. Kennedy; since 2003; Senior                       *
                             Vice President of ACMC
AllianceBernstein Total      Susanne M. Lent; since 2003; Senior                        *
  Return Portfolio           Vice President of ACMC
AllianceBernstein            William Johnston; since 2004; Vice                         *
  International Portfolio    President of ACMC
AllianceBernstein Global     Douglas J. Peebles; since 2001;                            *
  Bond Portfolio             Senior Vice President of ACMC
AllianceBernstein            Paul J. DeNoon; since 2002; Senior                         *
  Americas Government        Vice President of ACMC
  Income Portfolio
                             Douglas J. Peebles; since 2003; (see     *
                             above)
                             Michael L. Mon; since 2003; Vice         *
                             President of ACMC
AllianceBernstein Global     Paul J. DeNoon; since 2002; (see                           *
  Dollar Government          above)
  Portfolio

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Utility    Paul C. Rissman; since inception;                          *
  Income Portfolio           (see above)
                             Annie C. Tsao; since 2001; Senior                          *
                             Vice President of ACMC
AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC
AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio
                             Michael Levy; since 2003; Vice                             *
                             President of ACMC -- Special Equity
                             Portfolios
AllianceBernstein            Janet Walsh; since 2003; Senior Vice                       *
  Technology Portfolio       President of ACMC
AllianceBernstein Small      Bruce Aronow; since 2000; Senior Vice                      *
  Cap Growth Portfolio       President of ACMC
AllianceBernstein Real       Daniel G. Pine; since inception;                           *
  Estate Investment          Senior Vice President of ACMC
  Portfolio
                             David Kruth; since 1997; Vice                              *
                             President of ACMC

------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

 **  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios, except AllianceBernstein Growth Portfolio. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolios' prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS, may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractowner's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity.

Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy. Money market funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for the Money Market Portfolio.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand financial performance for each Portfolio's Class A shares. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                         2003      2002       2001       2000       1999
                                                        -------   -------   --------   --------   --------
Net asset value, beginning of period..................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................      .01       .01        .04        .06        .05
                                                        -------   -------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income..................     (.01)     (.01)      (.04)      (.06)      (.05)
                                                        -------   -------   --------   --------   --------
Net asset value, end of period........................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        =======   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(a)...      .53%     1.10%      3.57%      5.91%      4.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $54,847   $97,216   $128,700   $146,270   $134,467
Ratio to average net assets of:
    Expenses..........................................      .66%      .68%       .63%       .67%       .64%
    Net investment income.............................      .55%     1.10%      3.55%      5.73%      4.59%

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------
                                                2003         2002        2001         2000         1999
                                              --------     --------   ----------   ----------   ----------
Net asset value, beginning of period........  $  17.45     $  25.16   $    32.05   $    40.45   $    31.03
                                              --------     --------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)......................      (.05)(c)     (.08)        (.06)        (.11)        (.09)
Net realized and unrealized gain (loss) on
  investment transactions...................      4.18        (7.63)       (5.31)       (6.18)        9.98
                                              --------     --------   ----------   ----------   ----------
Net increase (decrease) in net asset value
  from operations...........................      4.13        (7.71)       (5.37)       (6.29)        9.89
                                              --------     --------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-          -0-          -0-          -0-          -0-
Distributions from net realized gain on
  investment transactions...................       -0-          -0-        (1.38)       (2.11)        (.47)
Distributions in excess of net realized gain
  on investment transactions................       -0-          -0-         (.14)         -0-          -0-
                                              --------     --------   ----------   ----------   ----------
Total dividends and distributions...........       -0-          -0-        (1.52)       (2.11)        (.47)
                                              --------     --------   ----------   ----------   ----------
Net asset value, end of period..............  $  21.58     $  17.45   $    25.16   $    32.05   $    40.45
                                              ========     ========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     23.67%      (30.64)%     (17.21)%     (16.58)%      32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $917,935     $869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.04%        1.05%        1.04%        1.04%        1.05%
    Expenses, before waivers and
      reimbursements........................      1.05%        1.05%        1.04%        1.04%        1.05%
    Net investment loss.....................      (.24)%(c)     (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate.....................        79%         109%          49%          41%          26%

------------
See footnotes on page 85.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%

       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002     2001(D)      2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  12.54   $  12.00   $  11.68   $  11.18   $  12.27
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .26        .42        .57        .67        .64
Net realized and unrealized gain (loss) on
  investment transactions......................       .23        .49        .33        .52       (.94)
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................       .49        .91        .90       1.19       (.30)
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.37)      (.37)      (.58)      (.69)      (.49)
Distributions from net realized gain on
  investment transactions......................      (.10)       -0-        -0-        -0-       (.30)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.47)      (.37)      (.58)      (.69)      (.79)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  12.56   $  12.54   $  12.00   $  11.68   $  11.18
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................      3.88%      7.79%      7.88%     11.08%     (2.45)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $129,194   $164,265   $104,635   $ 58,170   $ 60,504
Ratio to average net assets of:
    Expenses...................................       .77%       .82%       .89%       .95%       .86%
    Net investment income......................      2.10%      3.49%      4.86%      5.95%      5.51%
Portfolio turnover rate........................       748%       551%       259%       236%       172%

------------
See footnotes on page 85.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
                                               2003       2002      2001(D)     2000       1999
                                              -------    -------    -------    -------    -------
Net asset value, beginning of period......    $  6.83    $  7.51    $  7.91    $  9.14    $  9.94
                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)..................        .55        .54(c)     .63(c)     .74(c)     .91(c)
Net realized and unrealized gain (loss) on
  investment transactions.................        .95       (.76)      (.38)     (1.18)     (1.16)
                                              -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
  from operations.........................       1.50       (.22)       .25       (.44)      (.25)
                                              -------    -------    -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income......       (.42)      (.46)      (.65)      (.79)      (.55)
                                              -------    -------    -------    -------    -------
Net asset value, end of period............    $  7.91    $  6.83    $  7.51    $  7.91    $  9.14
                                              =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a)................................      22.44%     (3.03)%     3.04%     (5.15)%    (2.58)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)................................    $48,076    $34,765    $31,283    $22,333    $24,567
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements.....................       1.46%      1.18%       .95%       .95%       .95%
    Expenses, before waivers and
       reimbursements.....................       1.46%      1.45%      1.51%      1.42%      1.40%
    Net investment income.................       7.48%      7.78%(c)    8.08%(c)    8.68%(c)    9.72%(c)
Portfolio turnover rate...................        105%        83%        95%       175%       198%

                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                     2003       2002     2001(D)     2000      1999
                                                   --------   --------   --------   -------   -------
Net asset value, beginning of period.............  $  15.30   $  17.65   $  18.01   $ 17.49   $ 18.06
                                                   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................       .42        .45        .44       .48       .44
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      2.47      (2.29)      (.01)     1.63       .70
                                                   --------   --------   --------   -------   -------
Net increase (decrease) in net asset value from
  operations.....................................      2.89      (1.84)       .43      2.11      1.14
                                                   --------   --------   --------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............      (.43)      (.32)      (.28)     (.39)     (.36)
Distributions from net realized gain on
  investment transactions........................       -0-       (.19)      (.42)    (1.20)    (1.35)
Distributions in excess of net realized gain on
  investment transactions........................       -0-        -0-       (.09)      -0-       -0-
                                                   --------   --------   --------   -------   -------
Total dividends and distributions................      (.43)      (.51)      (.79)    (1.59)    (1.71)
                                                   --------   --------   --------   -------   -------
Net asset value, end of period...................  $  17.76   $  15.30   $  17.65   $ 18.01   $ 17.49
                                                   ========   ========   ========   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     19.05%    (10.58)%     2.27%    12.52%     6.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $197,334   $171,670   $183,098   $90,736   $75,170
Ratio to average net assets of:
    Expenses.....................................       .79%       .79%       .78%      .87%      .86%
    Net investment income........................      2.60%      2.76%      2.50%     2.77%     2.48%
Portfolio turnover rate..........................        81%        57%        71%      102%       91%

------------
See footnotes on page 85.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $  9.90    $ 11.69    $ 16.01    $ 21.78    $ 16.17
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .02        -0-(c)     .03(c)     .01(c)     .12(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     3.11      (1.78)     (3.55)     (4.01)      6.13
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     3.13      (1.78)     (3.52)     (4.00)      6.25
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.02)      (.01)       -0-       (.03)      (.15)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.78)     (1.74)      (.49)
Distributions in excess of net realized gain on
  investment transactions........................      -0-        -0-       (.02)       -0-        -0-
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.02)      (.01)      (.80)     (1.77)      (.64)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $  9.90    $ 11.69    $ 16.01    $ 21.78
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    31.59%    (15.28)%   (22.35)%   (19.86)%    40.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $53,425    $46,478    $64,036    $78,990    $81,370
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.80%      1.36%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.80%      1.66%      1.44%      1.34%      1.36%
    Net investment income........................      .22%       .04%(c)     .23%(c)     .07%(c)     .69%(c)
Portfolio turnover rate..........................       96%        70%        56%        57%       111%

                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.63    $ 10.93    $ 10.96    $ 11.25    $ 12.42
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .25        .25        .35        .45(c)     .48(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     1.40       1.58       (.38)      (.32)     (1.24)
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     1.65       1.83       (.03)       .13       (.76)
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.78)      (.13)       -0-       (.42)      (.37)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-        -0-        -0-       (.04)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.78)      (.13)       -0-       (.42)      (.41)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.50    $ 12.63    $ 10.93    $ 10.96    $ 11.25
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    13.26%     16.91%      (.27)%     1.17%     (6.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $58,658    $56,137    $48,221    $50,325    $50,569
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.02%       .90%
    Expenses, before waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.06%      1.04%
    Net investment income........................     1.93%      2.18%      3.28%      4.13%(c)    4.16%(c)
Portfolio turnover rate..........................      197%       220%       101%       372%       183%

------------
See footnotes on page 85.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.65    $ 12.17    $ 12.72    $ 12.42    $ 12.55
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .61        .67(c)     .92(c)    1.08(c)    1.22(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      .34        .61       (.43)       .37       (.16)
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................      .95       1.28        .49       1.45       1.06
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.59)      (.73)      (.91)      (.96)     (1.05)
Distributions from net realized gain on
  investment transactions........................      -0-       (.07)      (.13)      (.19)      (.14)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.59)      (.80)     (1.04)     (1.15)     (1.19)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $ 12.65    $ 12.17    $ 12.72    $ 12.42
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     7.35%     10.99%      3.59%     12.39%      8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $60,550    $72,307    $51,146    $33,154    $29,411
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.04%       .93%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.04%      1.05%      1.15%      1.24%      1.20%
    Net investment income........................     4.75%      5.45%(c)    7.35%(c)    8.68%(c)    9.91%(c)
Portfolio turnover rate..........................       73%        60%        57%         0%         6%

              ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 11.43    $ 10.63    $ 10.76    $ 10.79    $ 10.18
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .95        .94(c)    1.11(c)    1.27(c)    1.21(c)
Net realized and unrealized gain (loss) on
  investment transactions........................     2.83        .70       (.10)       .14       1.08
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................     3.78       1.64       1.01       1.41       2.29
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income.............     (.68)      (.84)     (1.14)     (1.44)     (1.68)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 14.53    $ 11.43    $ 10.63    $ 10.76    $ 10.79
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    33.41%     16.14%      9.37%     14.06%     26.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $26,433    $22,198    $11,249    $ 9,423    $10,139
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.90%      1.40%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.90%      2.00%      2.37%      2.42%      2.29%
    Expenses, before waivers and reimbursements
      excluding interest expense.................     1.88%      2.00%      2.37%      2.42%      2.29%
    Net investment income........................     7.20%      8.83%(c)   10.63%(c)   11.71%(c)   12.42%(c)
Portfolio turnover rate..........................      150%       142%       176%       148%       117%

------------
See footnotes on page 85.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  12.86    $  16.82    $  22.65    $  21.66    $  18.90
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)....................       .35         .36         .29        1.01(c)      .41(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................      2.18       (4.06)      (5.23)       1.36        3.19
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      2.53       (3.70)      (4.94)       2.37        3.60
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........      (.44)       (.26)       (.76)       (.36)       (.30)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-        (.13)      (1.02)       (.54)
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........      (.44)       (.26)       (.89)      (1.38)       (.84)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  14.95    $  12.86    $  16.82    $  22.65    $  21.66
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     19.88%     (22.12)%    (22.50)%     11.45%      19.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $ 43,323    $ 40,140    $ 62,684    $ 62,362    $ 46,158
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.00%        .95%
    Expenses, before waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.04%       1.14%
    Net investment income...................      2.60%       2.60%       1.49%       4.63%(c)     2.07%(c)
Portfolio turnover rate.....................        76%         90%         25%         18%         16%

                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  11.81    $  16.42    $  25.10    $  33.59    $  27.25
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............      (.06)       (.06)       (.06)        .08         .03
Net realized and unrealized gain (loss) on
  investment transactions...................      4.20       (4.55)      (5.47)      (5.36)       8.73
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      4.14       (4.61)      (5.53)      (5.28)       8.76
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-         -0-        (.06)       (.02)       (.09)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-       (1.85)      (3.19)      (2.33)
Distributions in excess of net realized gain
  on investment transactions................       -0-         -0-       (1.23)        -0-         -0-
Return of capital...........................       -0-         -0-        (.01)        -0-         -0-
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........       -0-         -0-       (3.15)      (3.21)      (2.42)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  15.95    $  11.81    $  16.42    $  25.10    $  33.59
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     35.06%     (28.08)%    (23.47)%    (17.51)%     34.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $141,809    $121,439    $226,237    $357,664    $456,027
Ratio to average net assets of:
    Expenses................................       .89%        .88%        .85%        .81%        .84%
    Net investment income (loss)............      (.43)%      (.44)%      (.31)%       .26%        .12%
Portfolio turnover rate.....................        49%         38%        104%         58%         54%

------------
See footnotes on page 85.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 11.48    $ 12.18    $ 15.64    $ 21.74    $ 14.81
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .04        .07(c)     .20(c)     .05(c)     .15(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     4.91       (.56)     (2.82)     (4.81)      8.00
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     4.95       (.49)     (2.62)     (4.76)      8.15
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.15)      (.21)      (.03)      (.12)      (.31)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.81)     (1.22)      (.91)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.15)      (.21)      (.84)     (1.34)     (1.22)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 16.28    $ 11.48    $ 12.18    $ 15.64    $ 21.74
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    43.46%     (4.19)%   (17.29)%   (23.00)%    58.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $34,302    $27,136    $37,411    $56,181    $64,059
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     2.17%      1.54%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     2.17%      1.98%      1.65%      1.43%      1.46%
    Net investment income........................      .34%       .61%(c)    1.50%(c)     .29%(c)     .93%(c)
Portfolio turnover rate..........................       44%        46%        35%        65%        54%

                     ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------
                                                 2003       2002        2001        2000        1999
                                               --------    -------    --------    --------    --------
Net asset value, beginning of period.........  $  10.05    $ 17.24    $  24.95    $  33.61    $  19.17
                                               --------    -------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b).......................      (.11)      (.13)       (.12)       (.14)(c)     (.09)(c)
Net realized and unrealized gain (loss) on
  investment transactions....................      4.55      (7.06)      (5.92)      (6.40)      14.57
                                               --------    -------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations............................      4.44      (7.19)      (6.04)      (6.54)      14.48
                                               --------    -------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Distribution from net realized gain on
  investment transactions....................       -0-        -0-        (.11)      (2.12)       (.04)
Distributions in excess of net realized gain
  on investment transactions.................       -0-        -0-       (1.56)        -0-         -0-
                                               --------    -------    --------    --------    --------
Total dividends and distributions............       -0-        -0-       (1.67)      (2.12)       (.04)
                                               --------    -------    --------    --------    --------
Net asset value, end of period...............  $  14.49    $ 10.05    $  17.24    $  24.95    $  33.61
                                               ========    =======    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)...................................     44.18%    (41.71)%    (25.23)%    (21.52)%     75.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....  $130,127    $93,369    $235,252    $343,601    $357,480
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.........................      1.11%      1.20%       1.08%       1.02%        .95%
    Expenses, before waivers and
      reimbursements.........................      1.11%      1.20%       1.08%       1.06%       1.12%
    Net investment loss......................      (.86)%    (1.01)%      (.64)%      (.38)%(c)     (.39)%(c)
Portfolio turnover rate......................        90%        68%         40%         61%         64%

------------
See footnotes on page 85.

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------
                                                 2003       2002        2001        2000        1999
                                                -------    -------    --------    --------    --------
Net asset value, beginning of period........    $  6.83    $ 10.01    $  11.84    $  13.00    $  11.14
                                                -------    -------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............       (.09)      (.07)(c)     (.07)(c)     (.06)(c)      .08(c)
Net realized and unrealized gain (loss) on
  investment transactions...................       3.43      (3.11)      (1.41)       (.71)       1.82
                                                -------    -------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................       3.34      (3.18)      (1.48)       (.77)       1.90
                                                -------    -------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........        -0-        -0-         -0-        (.05)       (.04)
Distributions from net realized gain on
  investment transactions...................        -0-        -0-        (.26)       (.34)        -0-
Dividends in excess of net realized gain on
  investment transactions...................        -0-        -0-        (.09)        -0-         -0-
                                                -------    -------    --------    --------    --------
Total dividends and distributions...........        -0-        -0-        (.35)       (.39)       (.04)
                                                -------    -------    --------    --------    --------
Net asset value, end of period..............    $ 10.17    $  6.83    $  10.01    $  11.84    $  13.00
                                                =======    =======    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................      48.90%    (31.77)%    (12.75)%     (6.09)%     17.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...    $61,079    $86,093    $184,223    $232,239    $169,611
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................       1.36%      1.11%        .95%        .95%        .95%
    Expenses, before waivers and
      reimbursements........................       1.36%      1.25%       1.16%       1.14%       1.19%
    Net investment income (loss)............      (1.10)%     (.86)%(c)     (.70)%(c)     (.46)%(c)      .72%(c)
Portfolio turnover rate.....................        129%       111%        113%        178%        110%

               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                        2003      2002      2001      2000      1999
                                                       -------   -------   -------   -------   -------
Net asset value, beginning of period................   $ 11.52   $ 11.50   $ 10.75   $  8.87   $  9.78
                                                       -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)............................       .46       .44(c)     .47(c)     .48(c)     .56(c)
Net realized and unrealized gain (loss) on
  investment transactions...........................      3.99      (.12)      .67      1.84     (1.01)
                                                       -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations........................................      4.45       .32      1.14      2.32      (.45)
                                                       -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................      (.35)     (.30)     (.39)     (.44)     (.46)
                                                       -------   -------   -------   -------   -------
Net asset value, end of period......................   $ 15.62   $ 11.52   $ 11.50   $ 10.75   $  8.87
                                                       =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a)..........................................     39.30%     2.60%    10.79%    26.69%    (5.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........   $68,717   $50,062   $39,417   $29,124   $17,852
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.....      1.24%     1.06%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements.....      1.24%     1.29%     1.39%     1.67%     1.72%
    Net investment income...........................      3.50%     3.70%(c)    4.32%(c)    4.87%(c)    5.96%(c)
Portfolio turnover rate.............................        23%       31%       33%       25%       37%

------------
See footnotes on page 85.

------------
Footnotes:

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A Shares was as follows for the Portfolios included below:

                                                          INCREASE
                                                      (DECREASE) IN NET
                                                        REALIZED AND
                                     DECREASE IN       UNREALIZED GAIN
                                    NET INVESTMENT        (LOSS) ON        DECREASE IN RATIO OF NET INVESTMENT
                                      INCOME PER       INVESTMENTS PER        INCOME TO AVERAGE NET ASSETS:
                                        SHARE               SHARE               FROM:                TO:
                                   ----------------   -----------------   -----------------   -----------------
    AllianceBernstein Total
       Return....................            ($0.02)             $0.02           2.61%               2.50%
    AllianceBernstein Global
       Bond......................            ($0.04)             $0.04           3.67%               3.28%
    AllianceBernstein High
       Yield.....................  (less than $0.01)  (less than $0.01)          8.14%               8.08%
    AllianceBernstein Global
       Dollar....................            ($0.01)            ($0.01)         10.65%              10.63%
    AllianceBernstein Americas
       Government Income.........            ($0.04)             $0.04           7.61%               7.35%
    AllianceBernstein U.S.
       Government/High Grade.....            ($0.03)             $0.03           5.11%               4.86%

(e)  Commencement of distribution.

(f)  Annualized.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

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

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

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

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM

    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.63 in 2003.

    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6930.2 at the end of 1999. The FT-SE 100 index closed at 4476.9 at the end of 2003, down approximately 35% from the end of 1999, but up approximately 15% from the end of 2002.

    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.

GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by yearend.

    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989.

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

Thereafter, the TOPIX declined, reaching a low of 815.74 in 2002. The TOPIX closed at 1043.69 on December 31, 2003.

    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government has formulated new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2003, the Canadian Dollar-U.S. Dollar exchange rate was 1.2923:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002 and an estimated 1.0% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. Argentina's protracted recession contributed to a serious fiscal crisis that resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election.

    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On March 15, 2004, the Argentina Peso-U.S. Dollar exchange rate was 2.9078.

    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

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

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, Texas 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

             AllianceBernstein Americas Government Income Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    7
FEES AND EXPENSES OF THE PORTFOLIO..........................    9
GLOSSARY....................................................   10
DESCRIPTION OF THE PORTFOLIO................................   12
    Investment Objectives and Principal Policies............   12
    Description of Additional Investment Practices..........   13
    Additional Risk Considerations..........................   23
MANAGEMENT OF THE PORTFOLIO.................................   28
PURCHASE AND SALE OF SHARES.................................   30
    How The Portfolio Values Its Shares.....................   30
    How To Purchase and Sell Shares.........................   30
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   32
FINANCIAL HIGHLIGHTS........................................   33
APPENDIX A..................................................   34

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio may invest up to 25% of its assets in debt securities issued by governmental entities of Argentina. The Portfolio invests at least 80% of its net assets in investment grade debt securities, but may invest up to 20% of its net assets in lower-rated debt securities or, in either case, if unrated, determined to be of equivalent quality. The Portfolio's investments may be denominated in local currency or U.S. Dollar-denominated, but the Portfolio expects to maintain at least 25% of its assets are in U.S. Dollar-denominated securities.

    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. To the extent the Portfolio invests in lower-rated debt securities, your investment is subject to more credit risks than an investment in a fund that limits its investments to higher-rated securities. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................   7.35%     8.60%       8.53%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       7.62%
Lehman Brothers Intermediate-Term Government Bond
  Index............................................   2.29%     6.18%       6.84%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 3, 1994 for the Portfolio and May 31, 1994 for the Indices.

                                   BAR CHART
[BAR CHART]

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 9.35%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.99%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for the Portfolio to the extent that invests it in SOVEREIGN DEBT OBLIGATIONS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - FOCUSED PORTFOLIO RISK The Portfolio may have more risk because it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - LEVERAGING RISK When the Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio uses derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolio may be subjected to greater liquidity risk if it uses derivatives or invests in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  106
     Other expenses                                  .39%  After 3 Yrs.      $  331
                                                   -----
     Total Portfolio operating expenses*            1.04%  After 5 Yrs.      $  574
                                                   =====
                                                           After 10 Yrs.     $1,271

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.50% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.89%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

    -   invest in MORTGAGE-RELATED SECURITIES;

    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   invest in REVERSE REPURCHASE AGREEMENTS;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    - write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call OPTIONS for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

        The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). The Portfolio may enter into interest rate swap, cap, or floor transactions and expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.
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

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, the Portfolio does not rely on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of its assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Since the Portfolio may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, if may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Since the Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies, it will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. The Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and the Portfolio expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by the Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the net asset value of the Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of the Portfolio's investments. If the interest expense on borrowings approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of the Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by the Portfolio could adversely affect the Portfolio's shareholders, as noted above, or in anticipation of such changes, the Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. The Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, since the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on the Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

The Portfolio may invest substantial amounts of its assets in issuers located in Canada, Mexico and Argentina. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which the Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolio will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolio is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio may invest include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .65%.

PORTFOLIO MANAGERS

Paul J. DeNoon, Douglas J. Peebles, and Michael L. Mon are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. DeNoon has held such position since 2002, and Messrs. Peebles and Mon have held such positions since 2003. Messrs. DeNoon and Peebles are Senior Vice Presidents, and Mr. Mon is a Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which they have been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the relevant Insurer to curtail the Contractholder's activity under the relevant contract. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity which otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------
                                                   2003      2002       2001(A)      2000        1999
                                                  -------   -------     -------     -------     -------
Net asset value, beginning of period............  $ 12.65   $ 12.17     $ 12.72     $ 12.42     $ 12.55
                                                  -------   -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)........................      .61       .67(c)      .92(c)     1.08(c)     1.22(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions..................................      .34       .61        (.43)        .37        (.16)
                                                  -------   -------     -------     -------     -------
Net increase in net asset value from
  operations....................................      .95      1.28         .49        1.45        1.06
                                                  -------   -------     -------     -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income............     (.59)     (.73)       (.91)       (.96)      (1.05)
Distributions from net realized gain on
  investment transactions.......................        0      (.07)       (.13)       (.19)       (.14)
                                                  -------   -------     -------     -------     -------
Total dividends and distributions...............     (.59)     (.80)      (1.04)      (1.15)      (1.19)
                                                  -------   -------     -------     -------     -------
Net asset value, end of period..................  $ 13.01   $ 12.65     $ 12.17     $ 12.72     $ 12.42
                                                  =======   =======     =======     =======     =======
TOTAL RETURN
Total investment return based on net asset
  value(d)......................................     7.35%    10.99%       3.59%      12.39%       8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).......  $60,550   $72,307     $51,146     $33,154     $29,411
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements............................     1.04%      .93%        .95%        .95%        .95%
    Expenses, before waivers and
      reimbursements............................     1.04%     1.05%       1.15%       1.24%       1.20%
    Net investment income(b)....................     4.75%     5.45%(c)    7.35%(c)    8.68%(c)    9.91%(c)
Portfolio turnover rate.........................       73%       60%         57%          0%          6%

------------
Footnotes:

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A shares was as follows for the Portfolio indicated below:

                                                             INCREASE (DECREASE)
                                                               IN NET REALIZED       DECREASE IN RATIO OF
                                           DECREASE IN         AND UNREALIZED        NET INVESTMENT INCOME
                                          NET INVESTMENT       GAIN (LOSS) ON        TO AVERAGE NET ASSETS
                                         INCOME PER SHARE   INVESTMENTS PER SHARE     FROM:         TO:
                                         ----------------   ---------------------   ----------   ----------
AllianceBernstein Americas Government
  Income...............................      ($0.04)                $0.04              7.61%        7.35%

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                   APPENDIX A

                              GENERAL INFORMATION
                       ABOUT CANADA, MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2003, the Canadian Dollar-U.S. Dollar exchange rate was 1.2923:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso.

The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002 and an estimated 1.0% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. During the second quarter of 2002, the economy contracted by 13.6% year-on-year, but grew by 0.9% over the first quarter. Argentina's protracted recession has contributed to a serious fiscal crisis that has resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President, President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election.

    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On March 15, 2004, the Argentine Peso-U.S. Dollar exchange rate was 2.9078.

    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                          c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, TX 78278-6003

By phone:                        For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                    AllianceBernstein Money Market Portfolio
                 AllianceBernstein Growth and Income Portfolio
       AllianceBernstein U.S. Government/High Grade Securities Portfolio
                    AllianceBernstein Total Return Portfolio
                   AllianceBernstein International Portfolio
                    AllianceBernstein Global Bond Portfolio
                       AllianceBernstein Growth Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   12
    Principal Risks by Portfolio............................   14
FEES AND EXPENSES OF THE PORTFOLIOS.........................   15
GLOSSARY....................................................   17
DESCRIPTION OF THE PORTFOLIOS...............................   19
    Investment Objectives and Principal Policies............   19
    Description of Additional Investment Practices..........   24
    Additional Risk Considerations..........................   34
MANAGEMENT OF THE PORTFOLIOS................................   37
PURCHASE AND SALE OF SHARES.................................   40
    How The Portfolios Value Their Shares...................   40
    How To Purchase and Sell Shares.........................   40
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   42
FINANCIAL HIGHLIGHTS........................................   43
APPENDIX A..................................................   47

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 12.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.

    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                   1 YEAR     5 YEARS    10 YEARS
                                                   -------    -------    --------
Portfolio........................................    0.53%      3.14%      3.91%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               3.30
95                                                                               5.00
96                                                                               4.70
97                                                                               5.10
98                                                                               5.00
99                                                                               4.70
00                                                                               5.90
01                                                                               3.50
02                                                                               1.10
03                                                                               0.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and

    WORST QUARTER was up 0.10%, 4th quarter, 2003.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  32.50%      5.62%     13.14%
Russell 1000 Value Index............................  30.03%      3.56%     11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -0.4
--                                                                               ----
95                                                                               35.80
96                                                                               24.10
97                                                                               28.80
98                                                                               20.90
99                                                                               11.40
00                                                                               13.90
01                                                                                0.40
02                                                                              -22.10
03                                                                               32.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. The Portfolio invests in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   3.88%     5.53%       6.09%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index..............   4.09%     6.55%       6.95%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       6.95%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -4.00
95                                                                               19.30
96                                                                                2.60
97                                                                                8.70
98                                                                                8.20
99                                                                               -2.50
00                                                                               11.10
01                                                                                7.90
02                                                                                7.80
03                                                                                3.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 7.15%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.00%, 1st quarter, 1996.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in common stocks. The Portfolio also invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  19.05%      5.47%      9.75%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index....  18.75%      2.70%      9.43%
S&P 500 Stock Index.................................  28.67%     -0.57%     11.06%
Lehman Brothers Government/Credit Index.............   4.67%      6.66%      6.98%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -3.80
95                                                                               23.70
96                                                                               15.20
97                                                                               21.10
98                                                                               17.00
99                                                                                6.50
00                                                                               12.50
01                                                                                2.30
02                                                                              -10.60
03                                                                               19.10

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.38%, 4th quarter, 1998; and

    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  31.59%     -0.55%      3.63%
MSCI EAFE Index......................................  39.17%      0.26%      4.78%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                                6.7
--                                                                                ---
95                                                                                9.90
96                                                                                7.30
97                                                                                3.30
98                                                                               13.00
99                                                                               40.20
00                                                                              -19.90
01                                                                              -22.40
02                                                                              -15.30
03                                                                               31.60

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 27.15%, 4th quarter, 1999; and

    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  13.26%     4.64%       6.12%
Citigroup World Government Bond Index
  (unhedged in U.S. dollars).........................  14.91%     5.74%       6.79%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                               -5.20
95                                                                               24.70
96                                                                                6.20
97                                                                                0.70
98                                                                               14.10
99                                                                               -6.10
00                                                                                1.20
01                                                                               -0.30
02                                                                               17.00
03                                                                               13.30

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.69%, 1st quarter, 1995; and

    WORST QUARTER was down -4.27%, 1st quarter, 1999.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  35.06%     -3.78%      10.48%
Russell 3000 Index.................................  31.06%      0.37%      11.44%
S&P 500 Index......................................  28.67%     -0.57%      11.66%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Indices.

                                   BAR CHART
[BAR CHART]

94                                                                                 0
--                                                                                 -
95                                                                               35.20
96                                                                               28.50
97                                                                               30.00
98                                                                               28.70
99                                                                               34.50
00                                                                              -17.50
01                                                                              -23.50
02                                                                              -28.10
03                                                                               35.10

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 32.47%, 4th quarter, 1998; and

    WORST QUARTER was down -23.11%, 1st quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies.

        Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

    - ALLOCATION RISK This is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Portfolio's investments may be, over time, significant.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                INTEREST                     CAPITAL-                        COUNTRY OR
                                  RATE     CREDIT   MARKET   IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING   DERIVATIVES
                                  RISK      RISK     RISK      RISK      RISK       RISK        RISK         RISK         RISK
          PORTFOLIO             --------   ------   ------   --------   -------   --------   ----------   ----------   -----------
          ---------
AllianceBernstein Money Market
  Portfolio...................     X         X
AllianceBernstein Growth and
  Income Portfolio............     X         X        X                    X         X
AllianceBernstein U.S.
  Government/ High Grade
  Securities Portfolio........     X         X        X                                                                     X
AllianceBernstein Total Return
  Portfolio...................     X         X        X
AllianceBernstein
  International Portfolio.....     X         X        X                    X         X           X
AllianceBernstein Global Bond
  Portfolio...................     X         X        X                    X         X           X            X             X
AllianceBernstein Growth
  Portfolio...................     X         X        X         X          X         X

                                                         MANAGE-    FOCUSED
                                LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                                  RISK         RISK       RISK       RISK
          PORTFOLIO             ---------   ----------   -------   ---------
          ---------
AllianceBernstein Money Market
  Portfolio...................                              X
AllianceBernstein Growth and
  Income Portfolio............                              X
AllianceBernstein U.S.
  Government/ High Grade
  Securities Portfolio........                              X
AllianceBernstein Total Return
  Portfolio...................                              X
AllianceBernstein
  International Portfolio.....                              X
AllianceBernstein Global Bond
  Portfolio...................      X                       X          X
AllianceBernstein Growth
  Portfolio...................                              X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   67
     Other expenses                                  .16%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   67
     Other expenses                                  .03%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $   79
     Other expenses                                  .17%  After 3 Yrs.      $  246
                                                   -----
     Total Portfolio operating expenses*             .77%  After 5 Yrs.      $  428
                                                   =====
                                                           After 10 Yrs.     $  954
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   81
     Other expenses                                  .16%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses*             .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  183
     Other expenses                                  .80%  After 3 Yrs.      $  566
                                                   -----
     Total Portfolio operating expenses*            1.80%  After 5 Yrs.      $  975
                                                   =====
                                                           After 10 Yrs.     $2,116
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  117
     Other expenses                                  .50%  After 3 Yrs.      $  365
                                                   -----
     Total Portfolio operating expenses*            1.15%  After 5 Yrs.      $  633
                                                   =====
                                                           After 10 Yrs.     $1,398
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   91
     Other expenses                                  .14%  After 3 Yrs.      $  284
                                                   -----
     Total Portfolio operating expenses              .89%  After 5 Yrs.      $  493
                                                   =====
                                                           After 10 Yrs.     $1,096

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be follows:

                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein Money Market Portfolio                       0.45%              0.61%
   AllianceBernstein Growth and Income Portfolio                  0.55%              0.58%
   AllianceBernstein U.S. Government/High Grade Securities
     Portfolio                                                    0.45%              0.62%
   AllianceBernstein Total Return Portfolio                       0.55%              0.71%
   AllianceBernstein International Portfolio                      0.75%              1.55%
   AllianceBernstein Global Bond Portfolio                        0.45%              0.95%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

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INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by
Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

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                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

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

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, FOREIGN CURRENCY FUTURES CONTRACTS (and related OPTIONS) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

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Derivatives may be (i) standardized, exchange-traded contracts or (ii)
customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

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DERIVATIVES USED BY THE PORTFOLIOS.  The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps

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are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as
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

commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in
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

its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the

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

underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile

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than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor

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defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................       .50%
AllianceBernstein Growth and Income Portfolio...............       .63%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................       .60%
AllianceBernstein Total Return Portfolio....................       .63%
AllianceBernstein International Portfolio...................      1.00%
AllianceBernstein Global Bond Portfolio.....................       .65%
AllianceBernstein Growth Portfolio..........................       .75%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior                          *
  Government/High Grade      Vice President of ACMC
  Securities Portfolio
AllianceBernstein Total      Susanne M. Lent; since 2003; Senior                        *
  Return Portfolio           Vice President of ACMC
AllianceBernstein            William Johnston; since 2004; Vice                         *
  International Portfolio    President of ACMC
AllianceBernstein Global     Douglas J. Peebles; Since 2001;                            *
  Bond Portfolio             Senior Vice President of ACMC
AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC

------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

 **  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios, except AllianceBernstein Growth Portfolio. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios.

    These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolios' prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS, may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractowner's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy. Money market funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for the Money Market Portfolio.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand financial performance for each Portfolio's Class A shares. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                         2003      2002       2001       2000       1999
                                                        -------   -------   --------   --------   --------
Net asset value, beginning of period..................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................      .01       .01        .04        .06        .05
                                                        -------   -------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income..................     (.01)     (.01)      (.04)      (.06)      (.05)
                                                        -------   -------   --------   --------   --------
Net asset value, end of period........................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        =======   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(a)...      .53%     1.10%      3.57%      5.91%      4.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $54,847   $97,216   $128,700   $146,270   $134,467
Ratio to average net assets of:
    Expenses..........................................      .66%      .68%       .63%       .67%       .64%
    Net investment income.............................      .55%     1.10%      3.55%      5.73%      4.59%

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%

------------

See footnotes on page 46.

       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002     2001(C)      2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  12.54   $  12.00   $  11.68   $  11.18   $  12.27
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .26        .42        .57        .67        .64
Net realized and unrealized gain (loss) on
  investment transactions......................       .23        .49        .33        .52       (.94)
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................       .49        .91        .90       1.19       (.30)
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.37)      (.37)      (.58)      (.69)      (.49)
Distributions from net realized gain on
  investment transactions......................      (.10)       -0-        -0-        -0-       (.30)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.47)      (.37)      (.58)      (.69)      (.79)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  12.56   $  12.54   $  12.00   $  11.68   $  11.18
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................      3.88%      7.79%      7.88%     11.08%     (2.45)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $129,194   $164,265   $104,635   $ 58,170   $ 60,504
Ratio to average net assets of:
    Expenses...................................       .77%       .82%       .89%       .95%       .86%
    Net investment income......................      2.10%      3.49%      4.86%      5.95%      5.51%
Portfolio turnover rate........................       748%       551%       259%       236%       172%

                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                     2003       2002     2001(C)     2000      1999
                                                   --------   --------   --------   -------   -------
Net asset value, beginning of period.............  $  15.30   $  17.65   $  18.01   $ 17.49   $ 18.06
                                                   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................       .42        .45        .44       .48       .44
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      2.47      (2.29)      (.01)     1.63       .70
                                                   --------   --------   --------   -------   -------
Net increase (decrease) in net asset value from
  operations.....................................      2.89      (1.84)       .43      2.11      1.14
                                                   --------   --------   --------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............      (.43)      (.32)      (.28)     (.39)     (.36)
Distributions from net realized gain on
  investment transactions........................       -0-       (.19)      (.42)    (1.20)    (1.35)
Distributions in excess of net realized gain on
  investment transactions........................       -0-        -0-       (.09)      -0-       -0-
                                                   --------   --------   --------   -------   -------
Total dividends and distributions................      (.43)      (.51)      (.79)    (1.59)    (1.71)
                                                   --------   --------   --------   -------   -------
Net asset value, end of period...................  $  17.76   $  15.30   $  17.65   $ 18.01   $ 17.49
                                                   ========   ========   ========   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     19.05%    (10.58)%     2.27%    12.52%     6.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $197,334   $171,670   $183,098   $90,736   $75,170
Ratio to average net assets of:
    Expenses.....................................       .79%       .79%       .78%      .87%      .86%
    Net investment income........................      2.60%      2.76%      2.50%     2.77%     2.48%
Portfolio turnover rate..........................        81%        57%        71%      102%       91%

------------
See footnotes on page 46.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $  9.90    $ 11.69    $ 16.01    $ 21.78    $ 16.17
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .02        -0-(d)     .03(d)     .01(d)     .12(d)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     3.11      (1.78)     (3.55)     (4.01)      6.13
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     3.13      (1.78)     (3.52)     (4.00)      6.25
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.02)      (.01)       -0-       (.03)      (.15)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.78)     (1.74)      (.49)
Distributions in excess of net realized gain on
  investment transactions........................      -0-        -0-       (.02)       -0-        -0-
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.02)      (.01)      (.80)     (1.77)      (.64)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $  9.90    $ 11.69    $ 16.01    $ 21.78
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    31.59%    (15.28)%   (22.35)%   (19.86)%    40.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $53,425    $46,478    $64,036    $78,990    $81,370
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.80%      1.36%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.80%      1.66%      1.44%      1.34%      1.36%
    Net investment income........................      .22%       .04%(d)     .23%(d)     .07%(d)     .69%(d)
Portfolio turnover rate..........................       96%        70%        56%        57%       111%

                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(C)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.63    $ 10.93    $ 10.96    $ 11.25    $ 12.42
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .25        .25        .35        .45(d)     .48(d)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     1.40       1.58       (.38)      (.32)     (1.24)
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     1.65       1.83       (.03)       .13       (.76)
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.78)      (.13)       -0-       (.42)      (.37)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-        -0-        -0-       (.04)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.78)      (.13)       -0-       (.42)      (.41)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.50    $ 12.63    $ 10.93    $ 10.96    $ 11.25
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    13.26%     16.91%      (.27)%     1.17%     (6.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $58,658    $56,137    $48,221    $50,325    $50,569
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.02%       .90%
    Expenses, before waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.06%      1.04%
    Net investment income........................     1.93%      2.18%      3.28%      4.13%(d)    4.16%(d)
Portfolio turnover rate..........................      197%       220%       101%       372%       183%

------------
See footnotes on page 46.

                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  11.81    $  16.42    $  25.10    $  33.59    $  27.25
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............      (.06)       (.06)       (.06)        .08         .03
Net realized and unrealized gain (loss) on
  investment transactions...................      4.20       (4.55)      (5.47)      (5.36)       8.73
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      4.14       (4.61)      (5.53)      (5.28)       8.76
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-         -0-        (.06)       (.02)       (.09)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-       (1.85)      (3.19)      (2.33)
Distributions in excess of net realized gain
  on investment transactions................       -0-         -0-       (1.23)        -0-         -0-
Return of capital...........................       -0-         -0-        (.01)        -0-         -0-
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........       -0-         -0-       (3.15)      (3.21)      (2.42)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  15.95    $  11.81    $  16.42    $  25.10    $  33.59
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     35.06%     (28.08)%    (23.47)%    (17.51)%     34.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $141,809    $121,439    $226,237    $357,664    $456,027
Ratio to average net assets of:
    Expenses................................       .89%        .88%        .85%        .81%        .84%
    Net investment income (loss)............      (.43)%      (.44)%      (.31)%       .26%        .12%
Portfolio turnover rate.....................        49%         38%        104%         58%         54%

---------------

Footnotes:

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)  Based on average shares outstanding.

(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A Shares was as follows for the Portfolios included below:

                                                            INCREASE
                                                        (DECREASE) IN NET
                                                          REALIZED AND
                                        DECREASE IN      UNREALIZED GAIN
                                       NET INVESTMENT       (LOSS) ON       DECREASE IN RATIO OF NET INVESTMENT
                                         INCOME PER      INVESTMENTS PER       INCOME TO AVERAGE NET ASSETS:
                                           SHARE              SHARE              FROM:               TO:
                                       --------------   -----------------   ----------------   ----------------
    AllianceBernstein Total Return...      ($0.02)            $0.02              2.61%              2.50%
    AllianceBernstein Global Bond....      ($0.04)            $0.04              3.67%              3.28%
    AllianceBernstein U.S.
       Government/High Grade.........      ($0.03)            $0.03              5.11%              4.86%

(d)  Net of expenses reimbursed or waived by the Adviser.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, Texas 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                AllianceBernstein International Value Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
FEES AND EXPENSES OF THE PORTFOLIO..........................      7
GLOSSARY....................................................      8
DESCRIPTION OF THE PORTFOLIO................................     10
    Investment Objectives and Principal Policies............     10
    Description of Additional Investment Practices..........     12
    Additional Risk Considerations..........................     18
MANAGEMENT OF THE PORTFOLIO.................................     21
PURCHASE AND SALE OF SHARES.................................     23
    How The Portfolio Values Its Shares.....................     23
    How To Purchase and Sell Shares.........................     23
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     25
FINANCIAL HIGHLIGHTS........................................     26

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. Depending on the Portfolio's investments or a particular time, the Portfolio may also have industry/sector risk.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  44.36%      12.07%
MSCI EAFE Index.............................................  39.17%       0.03%
MSCI EAFE Index (net)*......................................  38.59%       0.32%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 10, 2001 for the Portfolio and May 31, 2001 for the Index.

                                   BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                                  0
01                                                                                  0
02                                                                               -5.2
03                                                                               44.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.95%, 2nd quarter, 2003; and

    WORST QUARTER was down -21.73%, 3rd quarter, 2002.
---------------

* The Portfolio has changed the benchmark from the MSCI EAFE Index to the MSCI EAFE Index (net), which reflects the reinvestment of dividends net of non-U.S. withholding taxes. Alliance believes the MSCI EAFE Index (net) more closely reflects the investment opportunities available to the Portfolio in foreign markets.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  152
     Other expenses                                  .49%  After 3 Yrs.      $  471
                                                   -----
     Total Portfolio operating expenses*            1.49%  After 5 Yrs.      $  813
                                                   =====
                                                           After 10 Yrs.     $1,779

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.75% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.24%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.

The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or price momentum is favorable.

The Portfolio also may:

    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investment in Smaller, Emerging Companies. The foreign securities in which the Portfolio invests may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact the Portfolio's investments. In the event of certain such actions, the Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .80%. Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003, under a contractual fee waiver, which was terminated effective May 1, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio would have been as a percentage of net assets 1.00%.

PORTFOLIO MANAGERS

Kevin F. Simms and Henry D'Auria are the persons primarily responsible for the day-to-day management of the Portfolio. Mr. Simms has held such position since the Portfolio's inception, and Mr. D'Auria assumed such position in 2003. Mr. Simms is a Senior Vice President of Alliance Capital Management Corporation
(ACMC), the sole general partner of Alliance, Co-Chief Investment Officer of International Value Equities and Director of Research for International Value and Global Value Equities at ACMC since 2003. Prior thereto, he was Director of Research of Small Cap Value and Emerging Markets Value Equities at Sanford C. Bernstein & Co. (SCB) since prior to 1999.

Mr. D'Auria is a Senior Vice President of ACMC since October 2000, Chief Investment Officer of Emerging Markets Value and Co-Chief Investment Officer of International Value Equities at ACMC since June 2003. Prior thereto, he was Director of Research of Small Cap Value and Emerging Markets Value Equities at SCB since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of the Portfolio's operation for Class A shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

                                                                    YEAR ENDED              MAY 10,
                                                                   DECEMBER 31,            2001(A) TO
                                                            ---------------------------   DECEMBER 31,
                                                                2003           2002           2001
                                                            ------------   ------------   ------------
Net asset value, beginning of period......................    $  9.35        $  9.87         $10.00
                                                              -------        -------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)...............................        .13            .13            .04
Net realized and unrealized gain (loss) on investment
  transactions............................................       4.01           (.64)          (.17)
                                                              -------        -------         ------
Net increase (decrease) in net asset value from
  operations..............................................       4.14           (.51)          (.13)
                                                              -------        -------         ------
LESS: DIVIDENDS
Dividends from net investment income......................       (.04)          (.01)           -0-
                                                              -------        -------         ------
Net asset value, end of period............................    $ 13.45        $  9.35         $ 9.87
                                                              =======        =======         ======
TOTAL RETURN
Total investment return based on net asset value(d).......      44.36%         (5.15)%        (1.30)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).................    $31,628        $14,391         $3,913
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements...........       1.20%          1.17%           .95%(e)
    Expenses, before waivers and reimbursements...........       1.49%          2.20%          8.41%(e)
    Net investment income(c)..............................       1.16%          1.30%           .59%(e)
Portfolio turnover rate...................................         14%            19%            22%

------------
Footnotes:

(a)  Commencement of distribution.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

               AllianceBernstein Real Estate Investment Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   12
    Additional Risk Considerations..........................   19
MANAGEMENT OF THE PORTFOLIO.................................   21
PURCHASE AND SALE OF SHARES.................................   23
    How The Portfolio Values Its Shares.....................   23
    How To Purchase and Sell Shares.........................   23
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   25
FINANCIAL HIGHLIGHTS........................................   26

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................   39.30%    13.74%      9.65%
S&P 500 Index.....................................   28.67%    -0.57%      6.73%
NAREIT Equity Index...............................   37.13%    14.35%      9.88%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 9, 1997 for the Portfolio and January 31, 1997 for the Indices.

                                   BAR CHART
[BAR CHART]

94                                                                                 N/A
95                                                                                 N/A
96                                                                                 N/A
97                                                                                 N/A
98                                                                               -19.1
99                                                                                -5.1
00                                                                                26.7
01                                                                                10.8
02                                                                                 2.6
03                                                                                39.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 12.43%, 2nd quarter, 2003; and

    WORST QUARTER was down -11.50%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to the Portfolio's investments in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Interest rate risk is generally greater for investments in debt securities with longer maturities. This risk may be greater for the Portfolio because it invests a substantial portion of its assets in MORTGAGE-RELATED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates. Increased interest rate risk also is likely for debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Investments in lower-rated securities have greater credit risk.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .90%  After 1 Yr.       $  126
     Other expenses                                  .34%  After 3 Yrs.      $  393
                                                   -----
     Total Portfolio operating expenses*            1.24%  After 5 Yrs.      $  681
                                                   =====
                                                           After 10 Yrs.     $1,500

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.55% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.89%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

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

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowing for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs.

The Portfolio may invest up to 20% of its net assets in (a) mortgage-related securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, the Portfolio does not rely on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of its assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .90%.

In connection with investments in real estate securities, Alliance has, at its expense, retained CBRE as a consultant. CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

Daniel G. Pine and David Kruth are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Pine has held such position since the Portfolio's inception, and Mr. Kruth has held such position since 1997. Mr. Pine is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated since prior to 1999. Mr. Kruth is a Vice President of ACMC, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular Contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio, calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target the Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular Contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio's Class A Shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
                                               2003       2002       2001       2000       1999
                                              -------    -------    -------    -------    -------
Net asset value, beginning of period........  $ 11.52    $ 11.50    $ 10.75    $  8.87    $  9.78
                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)....................      .46        .44(b)     .47(b)     .48(b)     .56(b)
Net realized and unrealized gain (loss) on
  investment transactions...................     3.99       (.12)       .67       1.84      (1.01)
                                              -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
  from operations...........................     4.45        .32       1.14       2.32       (.45)
                                              -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........     (.35)      (.30)      (.39)      (.44)      (.46)
Net asset value, end of period..............  $ 15.62    $ 11.52    $ 11.50    $ 10.75    $  8.87
                                              =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(c)..................................    39.30%      2.60%     10.79%     26.69%     (5.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $68,717    $50,062    $39,417    $29,124    $17,852
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements.......................     1.24%      1.06%       .95%       .95%       .95%
    Expenses, before waivers and
       reimbursements.......................     1.24%      1.29%      1.39%      1.67%      1.72%
    Net investment income...................     3.50%      3.70%(b)    4.32%(b)    4.87%(b)    5.96%(b)
Portfolio turnover rate.....................       23%        31%        33%        25%        37%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:     (800) 221-5672
                                   For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                  AllianceBernstein Small Cap Value Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
FEES AND EXPENSES OF THE PORTFOLIO..........................      7
GLOSSARY....................................................      8
DESCRIPTION OF THE PORTFOLIO................................     10
    Investment Objectives and Principal Policies............     10
    Description of Additional Investment Practices..........     12
    Additional Risk Considerations..........................     18
MANAGEMENT OF THE PORTFOLIO.................................     20
PURCHASE AND SALE OF SHARES.................................     22
    How The Portfolio Values Its Shares.....................     22
    How To Purchase and Sell Shares.........................     22
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     24
FINANCIAL HIGHLIGHTS........................................     25

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. The Portfolio also may invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  41.26%      15.89%
Russell 2500 Index..........................................  45.51%       7.68%

The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 1, 2001 for the Portfolio and May 31, 2001 for the Index.

                                   BAR CHART

94                                                                                 0
--                                                                                 -
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                0.00
01                                                                                0.00
02                                                                               -6.20
03                                                                               41.30

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 20.35%, 2nd quarter, 2003; and

    WORST QUARTER was down -20.32%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, the Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  156
     Other expenses                                  .28%  After 3 Yrs.      $  483
                                                   -----
     Total Portfolio operating expenses*            1.28%  After 5 Yrs.      $  834
                                                   =====
                                                           After 10 Yrs.     $1,824

------------------------
* Total portfolio operating expenses do not reflect Alliances's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.75% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.11%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2004, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many

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

        privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or

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

remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

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                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets 98%. Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003, under a contractual waiver, which was terminated effective May 1, 2004. Absent fee waivers, and/or reimbursements, the fee paid to Alliance by the Portfolio would have been as a percentage of net assets 1.00%

PORTFOLIO MANAGER

Joseph G. Paul is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2002. Mr. Paul is a Senior Vice President of Alliance Capital Management Corporation (ACMC), the sole general partner of Alliance, and Chief Investment Officer of Advanced Value at ACMC with which he has been associated since October 2000. Prior thereto, Mr. Paul held the same position at Sanford C. Bernstein & Co. since 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of the Portfolio's operations for Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

                                                                  YEAR ENDED           MAY 2,
                                                                 DECEMBER 31,        2001(A) TO
                                                              ------------------    DECEMBER 31,
                                                               2003       2002          2001
                                                              -------    -------    ------------
Net asset value, beginning of period........................  $ 10.46    $ 11.18      $ 10.00
                                                              -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................      .04        .12          .14
Net realized and unrealized gain (loss) on investment
  transactions..............................................     4.23       (.81)        1.04
                                                              -------    -------      -------
Net increase (decrease) in net asset value from
  operations................................................     4.27       (.69)        1.18
                                                              -------    -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.07)      (.02)         -0-
Distributions from net realized gain on investment
  transactions..............................................     (.17)      (.01)         -0-
                                                              -------    -------      -------
Total dividends and distributions...........................     (.24)      (.03)         -0-
                                                              -------    -------      -------
Net asset value, end of period..............................  $ 14.49    $ 10.46      $ 11.18
                                                              =======    =======      =======
TOTAL RETURN
Total investment return based on net asset value(d).........    41.26%     (6.20)%      11.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $90,949    $55,592      $21,076
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.20%      1.13%         .95%(e)
    Expenses, before waivers and reimbursements.............     1.28%      1.41%        2.65%(e)
    Net investment income(c)................................      .34%      1.04%        1.99%(e)
Portfolio turnover rate.....................................       21%        28%          12%

------------
Footnotes:

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                   AllianceBernstein Utility Income Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   12
    Additional Risk Considerations..........................   19
MANAGEMENT OF THE PORTFOLIO.................................   22
PURCHASE AND SALE OF SHARES.................................   24
    How The Portfolio Value Its Shares......................   24
    How To Purchase and Sell Shares.........................   24
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   26
FINANCIAL HIGHLIGHTS........................................   27

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  19.88%     -0.75%      7.21%
S&P 500 GICS Utilities Composite...................  26.26%     -2.58%      5.85%
NYSE Utilities Index...............................  13.94%     -9.85%      2.88%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 10, 1994 for the Portfolio and May 31, 1994 for the Index.

                                   BAR CHART
[BAR CHART]

94                                                                                0.00
95                                                                               21.50
96                                                                                7.90
97                                                                               25.70
98                                                                               23.90
99                                                                               19.40
00                                                                               11.50
01                                                                              -22.50
02                                                                              -22.10
03                                                                               19.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.55%, 2nd quarter, 2003; and

    WORST QUARTER was down -12.44%, 2nd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  151
     Other expenses                                  .73%  After 3 Yrs.      $  468
                                                   -----
     Total Portfolio operating expenses*            1.48%  After 5 Yrs.      $  808
                                                   =====
                                                           After 10 Yrs.     $1,768

------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.55% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.28%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utility industry. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

    - write covered call and put OPTIONS, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). The Portfolio may enter into interest rate swap, cap, or floor transactions and expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. The Portfolio may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, since the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 58 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .75%.

PORTFOLIO MANAGER

Paul C. Rissman and Annie C. Tsao are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Rissman has held such position since inception of the Portfolio, and Ms. Tsao has held such position since 2001. Mr. Rissman and Ms. Tsao are Senior Vice Presidents of Alliance Capital Management Corporation, the sole general partner of Alliance, with which they have been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS, consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  12.86    $  16.82    $  22.65    $  21.66    $  18.90
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)....................       .35         .36         .29        1.01(b)      .41(b)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions..............................      2.18       (4.06)      (5.23)       1.36        3.19
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      2.53       (3.70)      (4.94)       2.37        3.60
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........      (.44)       (.26)       (.76)       (.36)       (.30)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-        (.13)      (1.02)       (.54)
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........      (.44)       (.26)       (.89)      (1.38)       (.84)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  14.95    $  12.86    $  16.82    $  22.65    $  21.66
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(c)..................................     19.88%     (22.12)%    (22.50)%     11.45%      19.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $ 43,323    $ 40,140    $ 62,684    $ 62,362    $ 46,158
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.00%        .95%
    Expenses, before waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.04%       1.14%
    Net investment income...................      2.60%       2.60%       1.49%       4.63%(b)     2.07%(b)
Portfolio turnover rate.....................        76%         90%         25%         18%         16%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:    (800) 221-5672
                                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                    AllianceBernstein Money Market Portfolio
                   AllianceBernstein Premier Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
       AllianceBernstein U.S. Government/High Grade Securities Portfolio
                     AllianceBernstein High Yield Portfolio
                    AllianceBernstein Total Return Portfolio
                   AllianceBernstein International Portfolio
                    AllianceBernstein Global Bond Portfolio
             AllianceBernstein Americas Government Income Portfolio
              AllianceBernstein Global Dollar Government Portfolio
                   AllianceBernstein Utility Income Portfolio
                       AllianceBernstein Growth Portfolio
              AllianceBernstein Worldwide Privatization Portfolio
                     AllianceBernstein Technology Portfolio
                  AllianceBernstein Small Cap Growth Portfolio
               AllianceBernstein Real Estate Investment Portfolio
                AllianceBernstein International Value Portfolio
                  AllianceBernstein Small Cap Value Portfolio
                       AllianceBernstein Value Portfolio
            AllianceBernstein U.S. Large Cap Blended Style Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   28
    Principal Risks by Portfolio............................   30
FEES AND EXPENSES OF THE PORTFOLIOS.........................   32
GLOSSARY....................................................   36
DESCRIPTION OF THE PORTFOLIOS...............................   38
    Investment Objectives and Principal Policies............   38
    Description of Additional Investment Practices..........   62
    Additional Risk Considerations..........................   76
MANAGEMENT OF THE PORTFOLIOS................................   81
PURCHASE AND SALE OF SHARES.................................   86
    How The Portfolios Value Their Shares...................   86
    How To Purchase and Sell Shares.........................   86
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   88
FINANCIAL HIGHLIGHTS........................................   89
APPENDIX A..................................................  100
APPENDIX B..................................................  103

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 28.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.

    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                   1 YEAR     5 YEARS    10 YEARS
                                                   -------    -------    --------
Portfolio........................................    0.53%      3.14%      3.91%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                3.3
95                                                                                5.0
96                                                                                4.7
97                                                                                5.1
98                                                                                5.0
99                                                                                4.7
00                                                                                5.9
01                                                                                3.5
02                                                                                1.1
03                                                                                0.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and

    WORST QUARTER was up 0.10%, 4th quarter, 2003.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  23.67%     -4.75%     10.35%
Russell 1000 Growth Index...........................  29.75%     -5.11%      9.21%
S&P 500 Index.......................................  28.67%     -0.57%     11.06%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                  -3
95                                                                                44.9
96                                                                                22.7
97                                                                                33.9
98                                                                                  48
99                                                                                32.3
00                                                                               -16.6
01                                                                               -17.2
02                                                                               -30.6
03                                                                                23.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  32.50%      5.62%     13.14%
Russell 1000 Value Index............................  30.03%      3.56%     11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                -0.4
95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. The Portfolio invests in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   3.88%     5.53%       6.09%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index..............   4.09%     6.55%       6.95%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       6.95%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                               -4.0
95                                                                               19.3
96                                                                                2.6
97                                                                                8.7
98                                                                                8.2
99                                                                               -2.5
00                                                                               11.1
01                                                                                7.9
02                                                                                7.8
03                                                                                3.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 7.15%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.00%, 1st quarter, 1996.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  22.44%     2.48%       1.92%
Credit Suisse First Boston High Yield Index........  27.94%     6.44%       5.57%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                               -3.7
99                                                                               -2.6
00                                                                               -5.2
01                                                                                  3
02                                                                                 -3
03                                                                               22.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 7.04%, 2nd quarter, 2003; and

    WORST QUARTER was down -11.29%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in common stocks. The Portfolio also invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  19.05%      5.47%      9.75%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index....  18.75%      2.70%      9.43%
S&P 500 Stock Index.................................  28.67%     -0.57%     11.06%
Lehman Brothers Government/Credit Index.............   4.67%      6.66%      6.98%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                -3.8
95                                                                                23.7
96                                                                                15.2
97                                                                                21.1
98                                                                                  17
99                                                                                 6.5
00                                                                                12.5
01                                                                                 2.3
02                                                                               -10.6
03                                                                                19.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.38%, 4th quarter, 1998; and

    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  31.59%     -0.55%      3.63%
MSCI EAFE Index......................................  39.17%      0.26%      4.78%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                 6.7
95                                                                                 9.9
96                                                                                 7.3
97                                                                                 3.3
98                                                                                  13
99                                                                                40.2
00                                                                               -19.9
01                                                                               -22.4
02                                                                               -15.3
03                                                                                31.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 27.15%, 4th quarter, 1999; and

    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  13.26%     4.64%       6.12%
Citigroup World Government Bond Index
  (unhedged in U.S. dollars).........................  14.91%     5.74%       6.79%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                               -5.2
95                                                                               24.7
96                                                                                6.2
97                                                                                0.7
98                                                                               14.1
99                                                                               -6.1
00                                                                                1.2
01                                                                               -0.3
02                                                                                 17
03                                                                               13.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.69%, 1st quarter, 1995; and

    WORST QUARTER was down -4.27%, 1st quarter, 1999.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

    Principal Investment Strategies and Risks: The Portfolio normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Portfolio may invest significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.

    The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    -   use derivative strategies; and

    -   invest in variable, floating, and inverse floating rate instruments.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................   7.35%     8.60%       8.53%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       7.62%
Lehman Brothers Intermediate-Term Government Bond
  Index............................................   2.29%     6.18%       6.84%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 3, 1994 for the Portfolio and May 31, 1994 for the Indices.

[BAR CHART]                        BAR CHART

94                                                                                0.0
95                                                                               22.7
96                                                                               18.7
97                                                                                9.6
98                                                                                4.1
99                                                                                8.9
00                                                                               12.4
01                                                                                3.6
02                                                                               11.0
03                                                                                7.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 9.35%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.99%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.

    The average weighted maturity of the Portfolio's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk, currency risk, and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  33.41%     19.50%      13.02%
J.P. Morgan Emerging Markets Bond Index Plus.......  28.82%     16.30%      15.30%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 2, 1994 for the Portfolio and May 31, 1994 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                  23
96                                                                                24.9
97                                                                                13.2
98                                                                               -21.7
99                                                                                26.1
00                                                                                14.1
01                                                                                 9.4
02                                                                                16.1
03                                                                                33.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 16.02%, 4th quarter, 1999; and

    WORST QUARTER was down -27.11%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  19.88%     -0.75%      7.21%
S&P 500 GICS Utilities Composite...................  26.26%     -2.58%      5.85%
NYSE Utilities Index...............................  13.94%     -9.85%      2.88%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 10, 1994 for the Portfolio and May 31, 1994 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                21.5
96                                                                                 7.9
97                                                                                25.7
98                                                                                23.9
99                                                                                19.4
00                                                                                11.5
01                                                                               -22.5
02                                                                               -22.1
03                                                                                19.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.55%, 2nd quarter, 2003; and

    WORST QUARTER was down -12.44%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  35.06%     -3.78%      10.48%
Russell 3000 Index.................................  31.06%      0.37%      11.44%
S&P 500 Index......................................  28.67%     -0.57%      11.66%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Indices.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                35.2
96                                                                                28.5
97                                                                                  30
98                                                                                28.7
99                                                                                34.5
00                                                                               -17.5
01                                                                               -23.5
02                                                                               -28.1
03                                                                                35.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 32.47%, 4th quarter, 1998; and

    WORST QUARTER was down -23.11%, 1st quarter, 2001.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  43.46%     6.81%       9.22%
MSCI World Index (EX-US)...........................  40.01%     0.77%       4.49%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                10.9
96                                                                                18.5
97                                                                                10.8
98                                                                                10.8
99                                                                                58.8
00                                                                                 -23
01                                                                               -17.3
02                                                                                -4.2
03                                                                                43.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.70%, 4th quarter, 1999; and

    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  44.18%     -2.82%      6.63%
Nasdaq Composite Index.............................  50.01%     -1.79%      8.38%
S&P 500 Index......................................  28.67%     -0.57%      9.81%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 11, 1996 for the Portfolio and January 31, 1996 for the Indices.

                                   BAR CHART
[BAR CHART]

94                                                                                 0.0
95                                                                                 0.0
96                                                                                 0.0
97                                                                                 6.5
98                                                                                63.8
99                                                                                75.7
00                                                                               -21.5
01                                                                               -25.2
02                                                                               -41.7
03                                                                                44.2

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 47.67%, 4th quarter, 1999; and

    WORST QUARTER was down -35.20%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.

    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  48.90%     -0.51%      2.20%
Russell 2000 Growth Index..........................  48.54%      0.86%      3.64%

The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                   0
96                                                                                   0
97                                                                                18.6
98                                                                                -4.5
99                                                                                17.1
00                                                                                -6.1
01                                                                               -12.8
02                                                                               -31.8
03                                                                                48.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.28%, 4th quarter, 2001; and

    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                   1 YEAR    5 YEARS    INCEPTION
                                                   ------    -------    ---------
Portfolio........................................  39.30%    13.74%       9.65%
S&P 500 Index....................................  28.67%    -0.57%       6.73%
NAREIT Equity Index..............................  37.13%    14.35%       9.88%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 9, 1997 for the Portfolio and January 31, 1997 for the Indices.

[BAR CHART]                        BAR CHART

94                                                                                   0
95                                                                                   0
96                                                                                   0
97                                                                                   0
98                                                                               -19.1
99                                                                                -5.1
00                                                                                26.7
01                                                                                10.8
02                                                                                 2.6
03                                                                                39.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 12.43%, 2nd quarter, 2003; and

    WORST QUARTER was down -11.50%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. Depending on the Portfolio's investments or a particular time, the Portfolio may also have industry/sector risk.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  44.36%      12.07%
MSCI EAFE Index.............................................  39.17%       0.03%
MSCI EAFE Index (net)*......................................  38.59%       0.32%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 10, 2001 for the Portfolio and May 31, 2001 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                0.0
95                                                                                0.0
96                                                                                0.0
97                                                                                0.0
98                                                                                0.0
99                                                                                0.0
00                                                                                0.0
01                                                                                0.0
02                                                                               -5.2
03                                                                               44.4

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.95%, 2nd quarter, 2003; and

    WORST QUARTER was down -21.73%, 3rd quarter, 2002.

* The Portfolio has changed the benchmark from the MSCI EAFE Index to the MSCI EAFE Index (net), which reflects the reinvestment of dividends net of non-U.S. withholding taxes. Alliance believes the MSCI EAFE Index (net) more closely reflects the investment opportunities available to the Portfolio in foreign markets.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  41.26%      15.89%
Russell 2500 Index..........................................  45.51%       7.68%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 2, 2001 for the Portfolio and May 31, 2001 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                                  0
01                                                                                  0
02                                                                               -6.2
03                                                                               41.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 20.35%, 2nd quarter, 2003; and

    WORST QUARTER was down -20.32%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  28.94%      26.98%
Russell 1000 Value Index....................................  30.03%      18.49%

The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from July 22, 2002 for the Portfolio and July 31, 2002 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                                  0
01                                                                                  0
02                                                                                  0
03                                                                               28.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 16.61%, 2nd quarter, 2003; and

    WORST QUARTER was down -5.02%, 1st quarter, 2003.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

    Objective: The investment objective of the Portfolio is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the portfolio as necessary to maintain this targeted allocation.

    Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by Alliance's Large Cap Growth investment team. This team relies heavily upon the fundamental analysis and research of Alliance's large internal research staff, which generally follows a primary research universe of more than 500 companies. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

    The value stocks used in the portfolio are selected using the fundamental value investment discipline of Alliance's Bernstein unit. Bernstein's Large Cap Value investment team follows a universe of approximately 650 companies and looks to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

    Among the principal risks of investing in the Portfolio is market risk. Because it may invest in a smaller number of securities than many other funds, the Portfolio has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. In addition, the Portfolio's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other.

                        PERFORMANCE TABLE AND BAR CHART

    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

    - ALLOCATION RISK This is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Portfolio's investments may be, over time, significant.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein Money
  Market Portfolio......     X         X
AllianceBernstein
  Premier Growth
  Portfolio.............                        X                                X         X
AllianceBernstein Growth
  and Income
  Portfolio.............     X         X        X                                X         X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............     X         X        X
AllianceBernstein High
  Yield Portfolio.......     X         X        X                                X         X                        X
AllianceBernstein Total
  Return Portfolio......     X         X        X
AllianceBernstein
  International
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein Global
  Bond Portfolio........     X         X        X                                X         X           X            X
AllianceBernstein
  Americas Government
  Income Portfolio......     X         X        X                                X         X           X            X
AllianceBernstein Global
  Dollar Government
  Portfolio.............     X         X        X                                X         X           X            X
AllianceBernstein
  Utility Income
  Portfolio.............     X         X        X          X
AllianceBernstein Growth
  Portfolio.............     X         X        X                     X          X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein Money
  Market Portfolio......                                            X
AllianceBernstein
  Premier Growth
  Portfolio.............                                            X          X
AllianceBernstein Growth
  and Income
  Portfolio.............                                            X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio.............       X                                    X
AllianceBernstein High
  Yield Portfolio.......       X            X                       X
AllianceBernstein Total
  Return Portfolio......                                            X
AllianceBernstein
  International
  Portfolio.............                                            X
AllianceBernstein Global
  Bond Portfolio........       X            X                       X          X
AllianceBernstein
  Americas Government
  Income Portfolio......       X            X                       X          X
AllianceBernstein Global
  Dollar Government
  Portfolio.............       X            X                       X          X
AllianceBernstein
  Utility Income
  Portfolio.............                                            X
AllianceBernstein Growth
  Portfolio.............                                            X

                          INTEREST                     INDUSTRY/   CAPITAL-                        COUNTRY OR
                            RATE     CREDIT   MARKET    SECTOR     IZATION    FOREIGN   CURRENCY   GEOGRAPHIC   LEVERAGING
                            RISK      RISK     RISK      RISK        RISK      RISK       RISK        RISK         RISK
       PORTFOLIO          --------   ------   ------   ---------   --------   -------   --------   ----------   ----------
       ---------
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............     X         X        X                                X         X           X
AllianceBernstein
  Technology
  Portfolio.............     X         X        X          X                     X         X
AllianceBernstein Small
  Cap Growth
  Portfolio.............     X         X        X                     X          X         X
AllianceBernstein Real
  Estate Investment
  Portfolio.............     X         X        X          X
AllianceBernstein
  International Value
  Portfolio.............                        X          X                     X         X
AllianceBernstein Small
  Cap Value Portfolio...                        X          X          X          X         X
AllianceBernstein Value
  Portfolio.............                        X          X                     X         X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                        X                                X         X

                                                                 MANAGE-    FOCUSED
                          DERIVATIVES   LIQUIDITY   ALLOCATION    MENT     PORTFOLIO
                             RISK         RISK         RISK       RISK       RISK
       PORTFOLIO          -----------   ---------   ----------   -------   ---------
       ---------
AllianceBernstein
  Worldwide
  Privatization
  Portfolio.............                                            X
AllianceBernstein
  Technology
  Portfolio.............                                            X
AllianceBernstein Small
  Cap Growth
  Portfolio.............                                            X
AllianceBernstein Real
  Estate Investment
  Portfolio.............                                            X
AllianceBernstein
  International Value
  Portfolio.............                                            X
AllianceBernstein Small
  Cap Value Portfolio...                                            X
AllianceBernstein Value
  Portfolio.............                                            X
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio.......                                X           X          X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   67
     Other expenses                                  .16%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses(a)           .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses(a)          1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   67
     Other expenses                                  .03%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses(a)           .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $   79
     Other expenses                                  .17%  After 3 Yrs.      $  246
                                                   -----
     Total Portfolio operating expenses(a)           .77%  After 5 Yrs.      $  428
                                                   =====
                                                           After 10 Yrs.     $  954

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  149
     Other expenses                                  .71%  After 3 Yrs.      $  462
                                                   -----
     Total Portfolio operating expenses(a)          1.46%  After 5 Yrs.      $  797
                                                   =====
                                                           After 10 Yrs.     $1,746
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   81
     Other expenses                                  .16%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses(a)           .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  183
     Other expenses                                  .80%  After 3 Yrs.      $  566
                                                   -----
     Total Portfolio operating expenses(a)          1.80%  After 5 Yrs.      $  975
                                                   =====
                                                           After 10 Yrs.     $2,116
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  117
     Other expenses                                  .50%  After 3 Yrs.      $  365
                                                   -----
     Total Portfolio operating expenses(a)          1.15%  After 5 Yrs.      $  633
                                                   =====
                                                           After 10 Yrs.     $1,398
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME
  PORTFOLIO
     Management fees                                 .65%  After 1 Yr.       $  106
     Other expenses                                  .39%  After 3 Yrs.      $  331
                                                   -----
     Total Portfolio operating expenses(a)          1.04%  After 5 Yrs.      $  574
                                                   =====
                                                           After 10 Yrs      $1,271
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  193
     Other expenses                                 1.15%  After 3 Yrs.      $  597
                                                   -----
     Total Portfolio operating expenses(a)          1.90%  After 5 Yrs.      $1,026
                                                   =====
                                                           After 10 Yrs.     $2,222
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  151
     Other expenses                                  .73%  After 3 Yrs.      $  468
                                                   -----
     Total Portfolio operating expenses(a)          1.48%  After 5 Yrs.      $  808
                                                   =====
                                                           After 10 Yrs.     $1,768
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $   91
     Other expenses                                  .14%  After 3 Yrs.      $  284
                                                   -----
     Total Portfolio operating expenses              .89%  After 5 Yrs.      $  493
                                                   =====
                                                           After 10 Yrs.     $1,096

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  220
     Other expenses                                 1.17%  After 3 Yrs.      $  679
                                                   -----
     Total Portfolio operating expenses(a)          2.17%  After 5 Yrs.      $1,164
                                                   =====
                                                           After 10 Yrs.     $2,503
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  113
     Other expenses                                  .11%  After 3 Yrs.      $  353
                                                   -----
     Total Portfolio operating expenses(a)          1.11%  After 5 Yrs.      $  612
                                                   =====
                                                           After 10 Yrs.     $1,352
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  138
     Other expenses                                  .36%  After 3 Yrs.      $  431
                                                   -----
     Total Portfolio operating expenses(a)          1.36%  After 5 Yrs.      $  745
                                                   =====
                                                           After 10 Yrs.     $1,635
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .90%  After 1 Yr.       $  126
     Other expenses                                  .34%  After 3 Yrs.      $  393
                                                   -----
     Total Portfolio operating expenses(a)          1.24%  After 5 Yrs.      $  681
                                                   =====
                                                           After 10 Yrs.     $1,500
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  152
     Other expenses                                  .49%  After 3 Yrs.      $  471
                                                   -----
     Total Portfolio operating expenses(a)          1.49%  After 5 Yrs.      $  813
                                                   =====
                                                           After 10 Yrs.     $1,779
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  130
     Other expenses                                  .28%  After 3 Yrs.      $  406
                                                   -----
     Total Portfolio operating expenses(a)          1.28%  After 5 Yrs.      $  702
                                                   =====
                                                           After 10 Yrs.     $1,545
ALLIANCEBERNSTEIN VALUE PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  108
     Other expenses                                  .31%  After 3 Yrs.      $  337
                                                   -----
     Total Portfolio operating expenses(a)          1.06%  After 5 Yrs.      $  585
                                                   =====
                                                           After 10 Yrs.     $1,294

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE
  PORTFOLIO
     Management fees                                 .95%  After 1 Yr.       $  122
     Other expenses                                 5.70%  After 3 Yrs.(c)   $1,480
                                                   -----
     Total Portfolio operating expenses(a)          6.65%  After 5 Yrs.(c)   $2,794
                                                   =====
     Waiver and/or expense reimbursement(b)         5.45%  After 10 Yrs.(c)  $5,892
                                                   -----
     Net Expenses                                   1.20%
                                                   =====

------------------------
(a) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be follows:

                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein Money Market Portfolio                       0.45%              0.61%
   AllianceBernstein Premier Growth Portfolio                     0.75%              0.80%
   AllianceBernstein Growth and Income Portfolio                  0.55%              0.58%
   AllianceBernstein U.S. Government/High Grade Securities
     Portfolio                                                    0.45%              0.62%
   AllianceBernstein High Yield Portfolio                         0.50%              1.21%
   AllianceBernstein Total Return Portfolio                       0.55%              0.71%
   AllianceBernstein International Portfolio                      0.75%              1.55%
   AllianceBernstein Global Bond Portfolio                        0.45%              0.95%
   AllianceBernstein Americas Government Income Portfolio         0.50%              0.89%
   AllianceBernstein Global Dollar Government Portfolio           0.50%              1.65%
   AllianceBernstein Utility Income Portfolio                     0.55%              1.28%
   AllianceBernstein Worldwide Privatization Portfolio            0.75%              1.92%
   AllianceBernstein Technology Portfolio                         0.75%              0.86%
   AllianceBernstein Small Cap Growth Portfolio                   0.75%              1.11%
   AllianceBernstein Real Estate Investment Portfolio             0.55%              0.89%
   AllianceBernstein International Value Portfolio                0.75%              1.24%
   AllianceBernstein Small Cap Value Portfolio                    0.75%              1.03%
   AllianceBernstein Value Portfolio                              0.55%              0.86%
   AllianceBernstein U.S. Large Cap Blended Style Portfolio       0.65%              6.35%

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through May 1, 2005 for AllianceBernstein U.S. Large Cap Blended Style Portfolio and May 1, 2006 for AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio and may be extended by Alliance for additional one-year terms.

(c) The example assumes that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more NRSROs. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.

As of December 31, 2003, the Portfolio's investments were rated (or equivalent quality):

    -   AAA                            0%
    -   A-1+                            0%
    -   BBB                          2.02%
    -   Ba or BB                    27.04%
    -   B                            60.41%
    -   CCC                          9.80%
    -   CC                           0.48%
    -   C                                0%
    -   Unrated                       0.25%

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;

    - invest in MORTGAGE-RELATED SECURITIES and directly in mortgages secured by residential real estate;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call OPTIONS on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

    -   invest in MORTGAGE-RELATED SECURITIES;

    - enter into FUTURES CONTRACTS and purchase and write OPTIONS ON FUTURES CONTRACTS for hedging purposes;

    -   purchase and write put and call OPTIONS ON FOREIGN CURRENCIES;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS;

    - write covered put and call OPTIONS and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call OPTIONS for cross-hedging purposes;

    -   enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:

    -   for U.S. fixed-income securities, nine to 15 years;

    -   for non-U.S. fixed-income securities, 15 to 25 years; and

    -   for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 2003, securities ratings (or equivalent quality) of the Portfolio's securities were:

    -   A-1+                  0%
    -   BBB               35.95%
    -   Ba or BB          23.60%
    -   B                 36.52%
    -   CCC                3.93%
    -   unrated               0%

The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;

    -   enter into SWAPS TRANSACTIONS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call OPTIONS on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call OPTIONS for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in the utilities industry. For purposes of this policy, net assets includes borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

    -   invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    - invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

    - write covered call and put OPTIONS, purchase call and put OPTIONS ON SECURITIES of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call OPTIONS for cross-hedging purposes;

    - purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    - enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, FOREIGN CURRENCY FUTURES CONTRACTS (and related OPTIONS) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in
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any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may
invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index OPTIONS, and write uncovered OPTIONS for cross-hedging purposes;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will invest substantially all its assets invested in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

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

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put OPTIONS, including exchange-traded index put OPTIONS of up to, for all options, 10% of its total assets;

    -   enter into swap transactions;

    -   invest up to 10% of its total assets in WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion. Normally, the Portfolio invests in about 100-125 companies.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all OPTIONS, 10% of its total assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

Prior to May 3, 2004, the Portfolio was known as AllianceBernstein Quasar Portfolio.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowing for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs.

The Portfolio may invest up to 20% of its net assets in (a) mortgage-related securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

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

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

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

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or price momentum is favorable.

The Portfolio also may:

    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2004, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

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

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

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ALLIANCEBERNSTEIN VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the Portfolio's universe, Bernstein relates the present value of the company's future cash flow, as forecast by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

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A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Large Cap Growth investment team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition and a good knowledge of the management of those companies.

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Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Alliance expects the average market capitalization of the growth stocks selected for inclusion in the optimization model normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index. The Large Cap Value investment team of Alliance's Bernstein unit selects the value stocks used in the portfolio. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.

The Large Cap Value investment team relies on Bernstein's large internal value research staff of company and industry analysts to follow a research universe of approximately 650 companies. For each company in the research universe, the present value of the company's future cash flow, as forecast by Bernstein analysts, is compared to the current price of the company's stock.

The value research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio Construction Process

The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, which seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. Alliance, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe from most to least attractive. Bernstein also ranks the stocks in the Large Cap Value universe.

Alliance then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process uses the S&P 500 Index as its benchmark and develops a single unified portfolio that is designed to provide an efficiently diversified portfolio of the 45-60 most attractive growth and value stocks. This portfolio focuses on the best ideas from the growth and value investment teams and is then reviewed to ensure that the weightings in the final portfolio are appropriate. Alliance reviews the portfolio at least weekly and more frequently when conditions warrant. The process targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.

The Portfolio also may:

    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - enter into FORWARD COMMITMENTS for up to 30% of its assets, FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS with respect to securities, indices and currencies;

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    -   buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD FOREIGN
        CURRENCY EXCHANGE CONTRACTS;

    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;

    -   invest up to 5% of its total assets in RIGHTS OR WARRANTS;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

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    -   Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or

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that collateralize, the securities. These securities are described below under
MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the

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buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling

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the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the
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holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final

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maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity
(these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady
Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

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FORWARD COMMITMENTS.  Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in

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the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect
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governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of

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SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans,

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equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

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Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

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                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................        .50%
AllianceBernstein Premier Growth Portfolio..................       1.00%
AllianceBernstein Growth and Income Portfolio...............        .63%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................        .60%
AllianceBernstein High Yield Portfolio......................        .75%
AllianceBernstein Total Return Portfolio....................        .63%
AllianceBernstein International Portfolio...................       1.00%
AllianceBernstein Global Bond Portfolio.....................        .65%
AllianceBernstein Americas Government Income Portfolio......        .65%
AllianceBernstein Global Dollar Government Portfolio........        .75%
AllianceBernstein Utility Income Portfolio..................        .75%
AllianceBernstein Growth Portfolio..........................        .75%
AllianceBernstein Worldwide Privatization Portfolio.........       1.00%
AllianceBernstein Technology Portfolio......................       1.00%
AllianceBernstein Small Cap Growth Portfolio................       1.00%
AllianceBernstein Real Estate Investment Portfolio..........        .90%
AllianceBernstein International Value Portfolio(a)..........        .80%
AllianceBernstein Small Cap Value Portfolio(a)..............        .98%
AllianceBernstein Value Portfolio...........................        .75%
AllianceBernstein U.S. Large Cap Blended Style
  Portfolio(b)..............................................          0%

------------
(a) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003, under a contractual fee waiver, which was terminated effective May 1, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the AllianceBernstein International Value Portfolio and the AllianceBernstein Small Cap Value Portfolio would have been as a percentage of net assets 1.00%.

(b) Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of average daily net assets would have been .95%.

In connection with investments in real estate securities, Alliance has, at its expense, retained CBRE as a consultant. CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior                          *
  Government/High Grade      Vice President of ACMC
  Securities Portfolio
AllianceBernstein High       Michael A. Snyder; since 2002; Senior    Associated with Alliance since 2001;
  Yield Portfolio            Vice President of ACMC                   prior thereto, Managing Director in
                                                                      the high yield asset management group
                                                                      at Donaldson, Lufkin, & Jenrette
                                                                      Corporation since prior to 1999
                             James E. Kennedy; since 2003; Senior                       *
                             Vice President of ACMC
AllianceBernstein Total      Susanne M. Lent; since 2003; Senior                        *
  Return Portfolio           Vice President of ACMC
AllianceBernstein            William Johnston; since 2004; Vice                         *
  International Portfolio    President of ACMC
AllianceBernstein Global     Douglas J. Peebles; since 2001;                            *
  Bond Portfolio             Senior Vice President of ACMC
AllianceBernstein            Paul J. DeNoon; since 2002; Senior                         *
  Americas Government        Vice President of ACMC
  Income Portfolio
                             Douglas J. Peebles; since 2003; (see     *
                             above)
                             Michael L. Mon; since 2003; Vice         *
                             President of ACMC
AllianceBernstein Global     Paul J. DeNoon; since 2002; (see                           *
  Dollar Government          above)
  Portfolio

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Utility    Paul C. Rissman; since inception;                          *
  Income Portfolio           (see above)
                             Annie C. Tsao; since 2001; Senior                          *
                             Vice President of ACMC
AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC
AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio
                             Michael Levy; since 2003; Vice                             *
                             President of ACMC -- Special Equity
                             Portfolios
AllianceBernstein            Janet Walsh; since 2003; Senior Vice                       *
  Technology Portfolio       President of ACMC
AllianceBernstein Small      Bruce Aronow; since 2000; Senior Vice                      *
  Cap Growth Portfolio       President of ACMC
AllianceBernstein Real       Daniel G. Pine; since inception;                           *
  Estate Investment          Senior Vice President of ACMC
  Portfolio
                             David Kruth; since 1997; Vice                              *
                             President of ACMC
AllianceBernstein            Kevin F. Simms; since inception;         Senior Vice President of ACMC,
  International Value        Senior Vice President of ACMC            Co-Chief Investment Officer of
  Portfolio                                                           International Value Equities and
                                                                      Director of Research for
                                                                      International Value and Global Value
                                                                      Equities at ACMC since 2003; prior
                                                                      thereto, Director of Research for
                                                                      Emerging Markets Equities at Sanford
                                                                      C. Bernstein & Co., Inc. (SCB) since
                                                                      prior to 1999
                             Henry D'Auria; since 2003; Senior        Senior Vice President of ACMC since
                             Vice President of ACMC                   October 2000, Chief Investment
                                                                      Officer of Emerging Markets Value and
                                                                      Co-Chief Investment Officer of
                                                                      International Value Equities at ACMC
                                                                      since June 2003; prior thereto,
                                                                      Director of Research of Small Cap
                                                                      Value and Emerging Markets Value
                                                                      Equities at SCB since prior to 1999
AllianceBernstein Small      Joseph G. Paul; since 2002; Senior       Chief Investment Officer of Advanced
  Cap Value Portfolio        Vice President of ACMC                   Value at ACMC since October 2000 and
                                                                      held the same position at SCB since
                                                                      1999

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Value      Marilyn G. Fedak; since inception;       Chief Investment Officer and Chairman
  Portfolio                  Executive Vice President of ACMC         of U.S. Equity Investment Policy
                                                                      Group at SCB since prior to 1999
                             Ranji H. Nagaswami; since 2003;          *
                             Senior Vice President of ACMC
AllianceBernstein U.S.       Seth J. Masters; since 2003; Senior      Chief Investment Officer for Emerging
  Large Cap Blended Style    Vice President of ACMC                   Markets for U.S. and Global Style
  Portfolio                                                           Blend Services of ACMC since October
                                                                      2000; prior thereto, Chief Investment
                                                                      Officer for Emerging Markets Value at
                                                                      Sanford C. Bernstein & Co. since
                                                                      prior to 1999

------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

 **  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios, except AllianceBernstein Growth Portfolio. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy. Money market funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for the Money Market Portfolio.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. No Financial Highlights information is presented for the AllianceBernstein Wealth Appreciation Strategy Portfolio and the Alliance Bernstein Balanced Wealth Strategy Portfolio because they had not commenced operation during the Fund's most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                         2003      2002       2001       2000       1999
                                                        -------   -------   --------   --------   --------
Net asset value, beginning of period..................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................      .01       .01        .04        .06        .05
                                                        -------   -------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income..................     (.01)     (.01)      (.04)      (.06)      (.05)
                                                        -------   -------   --------   --------   --------
Net asset value, end of period........................  $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                                        =======   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(a)...      .53%     1.10%      3.57%      5.91%      4.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $54,847   $97,216   $128,700   $146,270   $134,467
Ratio to average net assets of:
    Expenses..........................................      .66%      .68%       .63%       .67%       .64%
    Net investment income.............................      .55%     1.10%      3.55%      5.73%      4.59%

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------
                                                2003         2002        2001         2000         1999
                                              --------     --------   ----------   ----------   ----------
Net asset value, beginning of period........  $  17.45     $  25.16   $    32.05   $    40.45   $    31.03
                                              --------     --------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)......................      (.05)(c)     (.08)        (.06)        (.11)        (.09)
Net realized and unrealized gain (loss) on
  investment transactions...................      4.18        (7.63)       (5.31)       (6.18)        9.98
                                              --------     --------   ----------   ----------   ----------
Net increase (decrease) in net asset value
  from operations...........................      4.13        (7.71)       (5.37)       (6.29)        9.89
                                              --------     --------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions...................       -0-          -0-        (1.38)       (2.11)        (.47)
Distributions in excess of net realized gain
  on investment transactions................       -0-          -0-         (.14)         -0-          -0-
                                              --------     --------   ----------   ----------   ----------
Total dividends and distributions...........       -0-          -0-        (1.52)       (2.11)        (.47)
                                              --------     --------   ----------   ----------   ----------
Net asset value, end of period..............  $  21.58     $  17.45   $    25.16   $    32.05   $    40.45
                                              ========     ========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     23.67%      (30.64)%     (17.21)%     (16.58)%      32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $917,935     $869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.04%        1.05%        1.04%        1.04%        1.05%
    Expenses, before waivers and
      reimbursements........................      1.05%        1.05%        1.04%        1.04%        1.05%
    Net investment loss.....................      (.24)%(c)     (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate.....................        79%         109%          49%          41%          26%

------------
See footnotes on pages 108-109.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%

       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002     2001(D)      2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  12.54   $  12.00   $  11.68   $  11.18   $  12.27
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .26        .42        .57        .67        .64
Net realized and unrealized gain (loss) on
  investment transactions......................       .23        .49        .33        .52       (.94)
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................       .49        .91        .90       1.19       (.30)
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.37)      (.37)      (.58)      (.69)      (.49)
Distributions from net realized gain on
  investment transactions......................      (.10)       -0-        -0-        -0-       (.30)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.47)      (.37)      (.58)      (.69)      (.79)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  12.56   $  12.54   $  12.00   $  11.68   $  11.18
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(a).....................................      3.88%      7.79%      7.88%     11.08%     (2.45)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $129,194   $164,265   $104,635   $ 58,170   $ 60,504
Ratio to average net assets of:
    Expenses...................................       .77%       .82%       .89%       .95%       .86%
    Net investment income......................      2.10%      3.49%      4.86%      5.95%      5.51%
Portfolio turnover rate........................       748%       551%       259%       236%       172%

------------
See footnotes on pages 108-109.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
                                               2003       2002      2001(D)     2000       1999
                                              -------    -------    -------    -------    -------
Net asset value, beginning of period......    $  6.83    $  7.51    $  7.91    $  9.14    $  9.94
                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)..................        .55        .54(c)     .63(c)     .74(c)     .91(c)
Net realized and unrealized gain (loss) on
  investment transactions.................        .95       (.76)      (.38)     (1.18)     (1.16)
                                              -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
  from operations.........................       1.50       (.22)       .25       (.44)      (.25)
                                              -------    -------    -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income......       (.42)      (.46)      (.65)      (.79)      (.55)
                                              -------    -------    -------    -------    -------
Net asset value, end of period............    $  7.91    $  6.83    $  7.51    $  7.91    $  9.14
                                              =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a)................................      22.44%     (3.03)%     3.04%     (5.15)%    (2.58)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)................................    $48,076    $34,765    $31,283    $22,333    $24,567
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements.....................       1.46%      1.18%       .95%       .95%       .95%
    Expenses, before waivers and
       reimbursements.....................       1.46%      1.45%      1.51%      1.42%      1.40%
    Net investment income.................       7.48%      7.78%(c)    8.08%(c)    8.68%(c)    9.72%(c)
Portfolio turnover rate...................        105%        83%        95%       175%       198%

                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                     2003       2002     2001(D)     2000      1999
                                                   --------   --------   --------   -------   -------
Net asset value, beginning of period.............  $  15.30   $  17.65   $  18.01   $ 17.49   $ 18.06
                                                   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................       .42        .45        .44       .48       .44
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      2.47      (2.29)      (.01)     1.63       .70
                                                   --------   --------   --------   -------   -------
Net increase (decrease) in net asset value from
  operations.....................................      2.89      (1.84)       .43      2.11      1.14
                                                   --------   --------   --------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............      (.43)      (.32)      (.28)     (.39)     (.36)
Distributions from net realized gain on
  investment transactions........................       -0-       (.19)      (.42)    (1.20)    (1.35)
Distributions in excess of net realized gain on
  investment transactions........................       -0-        -0-       (.09)      -0-       -0-
                                                   --------   --------   --------   -------   -------
Total dividends and distributions................      (.43)      (.51)      (.79)    (1.59)    (1.71)
                                                   --------   --------   --------   -------   -------
Net asset value, end of period...................  $  17.76   $  15.30   $  17.65   $ 18.01   $ 17.49
                                                   ========   ========   ========   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     19.05%    (10.58)%     2.27%    12.52%     6.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $197,334   $171,670   $183,098   $90,736   $75,170
Ratio to average net assets of:
    Expenses.....................................       .79%       .79%       .78%      .87%      .86%
    Net investment income........................      2.60%      2.76%      2.50%     2.77%     2.48%
Portfolio turnover rate..........................        81%        57%        71%      102%       91%

------------
See footnotes on pages 108-109.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $  9.90    $ 11.69    $ 16.01    $ 21.78    $ 16.17
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .02        -0-(c)     .03(c)     .01(c)     .12(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     3.11      (1.78)     (3.55)     (4.01)      6.13
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     3.13      (1.78)     (3.52)     (4.00)      6.25
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.02)      (.01)       -0-       (.03)      (.15)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.78)     (1.74)      (.49)
Distributions in excess of net realized gain on
  investment transactions........................      -0-        -0-       (.02)       -0-        -0-
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.02)      (.01)      (.80)     (1.77)      (.64)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $  9.90    $ 11.69    $ 16.01    $ 21.78
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    31.59%    (15.28)%   (22.35)%   (19.86)%    40.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $53,425    $46,478    $64,036    $78,990    $81,370
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.80%      1.36%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.80%      1.66%      1.44%      1.34%      1.36%
    Net investment income........................      .22%       .04%(c)     .23%(c)     .07%(c)     .69%(c)
Portfolio turnover rate..........................       96%        70%        56%        57%       111%

                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.63    $ 10.93    $ 10.96    $ 11.25    $ 12.42
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .25        .25        .35        .45(c)     .48(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     1.40       1.58       (.38)      (.32)     (1.24)
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     1.65       1.83       (.03)       .13       (.76)
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.78)      (.13)       -0-       (.42)      (.37)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-        -0-        -0-       (.04)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.78)      (.13)       -0-       (.42)      (.41)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.50    $ 12.63    $ 10.93    $ 10.96    $ 11.25
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    13.26%     16.91%      (.27)%     1.17%     (6.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $58,658    $56,137    $48,221    $50,325    $50,569
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.02%       .90%
    Expenses, before waivers and
      reimbursements.............................     1.15%      1.17%      1.07%      1.06%      1.04%
    Net investment income........................     1.93%      2.18%      3.28%      4.13%(c)    4.16%(c)
Portfolio turnover rate..........................      197%       220%       101%       372%       183%

------------
See footnotes on pages 108-109.

             ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 12.65    $ 12.17    $ 12.72    $ 12.42    $ 12.55
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .61        .67(c)     .92(c)    1.08(c)    1.22(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...      .34        .61       (.43)       .37       (.16)
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................      .95       1.28        .49       1.45       1.06
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.59)      (.73)      (.91)      (.96)     (1.05)
Distributions from net realized gain on
  investment transactions........................      -0-       (.07)      (.13)      (.19)      (.14)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.59)      (.80)     (1.04)     (1.15)     (1.19)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $ 12.65    $ 12.17    $ 12.72    $ 12.42
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................     7.35%     10.99%      3.59%     12.39%      8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $60,550    $72,307    $51,146    $33,154    $29,411
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.04%       .93%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.04%      1.05%      1.15%      1.24%      1.20%
    Net investment income........................     4.75%      5.45%(c)    7.35%(c)    8.68%(c)    9.91%(c)
Portfolio turnover rate..........................       73%        60%        57%         0%         6%

              ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002      2001(D)     2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 11.43    $ 10.63    $ 10.76    $ 10.79    $ 10.18
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .95        .94(c)    1.11(c)    1.27(c)    1.21(c)
Net realized and unrealized gain (loss) on
  investment transactions........................     2.83        .70       (.10)       .14       1.08
                                                   -------    -------    -------    -------    -------
Net increase in net asset value from
  operations.....................................     3.78       1.64       1.01       1.41       2.29
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income.............     (.68)      (.84)     (1.14)     (1.44)     (1.68)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 14.53    $ 11.43    $ 10.63    $ 10.76    $ 10.79
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    33.41%     16.14%      9.37%     14.06%     26.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $26,433    $22,198    $11,249    $ 9,423    $10,139
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.90%      1.40%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.90%      2.00%      2.37%      2.42%      2.29%
    Expenses, before waivers and reimbursements
      excluding interest expense.................     1.88%      2.00%      2.37%      2.42%      2.29%
    Net investment income........................     7.20%      8.83%(c)   10.63%(c)   11.71%(c)   12.42%(c)
Portfolio turnover rate..........................      150%       142%       176%       148%       117%

------------
See footnotes on pages 108-109.

                   ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  12.86    $  16.82    $  22.65    $  21.66    $  18.90
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)....................       .35         .36         .29        1.01(c)      .41(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................      2.18       (4.06)      (5.23)       1.36        3.19
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      2.53       (3.70)      (4.94)       2.37        3.60
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........      (.44)       (.26)       (.76)       (.36)       (.30)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-        (.13)      (1.02)       (.54)
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........      (.44)       (.26)       (.89)      (1.38)       (.84)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  14.95    $  12.86    $  16.82    $  22.65    $  21.66
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     19.88%     (22.12)%    (22.50)%     11.45%      19.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $ 43,323    $ 40,140    $ 62,684    $ 62,362    $ 46,158
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.00%        .95%
    Expenses, before waivers and
      reimbursements........................      1.48%       1.22%       1.02%       1.04%       1.14%
    Net investment income...................      2.60%       2.60%       1.49%       4.63%(c)     2.07%(c)
Portfolio turnover rate.....................        76%         90%         25%         18%         16%

                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2003        2002        2001        2000        1999
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........  $  11.81    $  16.42    $  25.10    $  33.59    $  27.25
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............      (.06)       (.06)       (.06)        .08         .03
Net realized and unrealized gain (loss) on
  investment transactions...................      4.20       (4.55)      (5.47)      (5.36)       8.73
                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................      4.14       (4.61)      (5.53)      (5.28)       8.76
                                              --------    --------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-         -0-        (.06)       (.02)       (.09)
Distributions from net realized gain on
  investment transactions...................       -0-         -0-       (1.85)      (3.19)      (2.33)
Distributions in excess of net realized gain
  on investment transactions................       -0-         -0-       (1.23)        -0-         -0-
Return of capital...........................       -0-         -0-        (.01)        -0-         -0-
                                              --------    --------    --------    --------    --------
Total dividends and distributions...........       -0-         -0-       (3.15)      (3.21)      (2.42)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  15.95    $  11.81    $  16.42    $  25.10    $  33.59
                                              ========    ========    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................     35.06%     (28.08)%    (23.47)%    (17.51)%     34.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $141,809    $121,439    $226,237    $357,664    $456,027
Ratio to average net assets of:
    Expenses................................       .89%        .88%        .85%        .81%        .84%
    Net investment income (loss)............      (.43)%      (.44)%      (.31)%       .26%        .12%
Portfolio turnover rate.....................        49%         38%        104%         58%         54%

------------
See footnotes on pages 108-109.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $ 11.48    $ 12.18    $ 15.64    $ 21.74    $ 14.81
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).........................      .04        .07(c)     .20(c)     .05(c)     .15(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions...     4.91       (.56)     (2.82)     (4.81)      8.00
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     4.95       (.49)     (2.62)     (4.76)      8.15
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............     (.15)      (.21)      (.03)      (.12)      (.31)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.81)     (1.22)      (.91)
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................     (.15)      (.21)      (.84)     (1.34)     (1.22)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 16.28    $ 11.48    $ 12.18    $ 15.64    $ 21.74
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a).......................................    43.46%     (4.19)%   (17.29)%   (23.00)%    58.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $34,302    $27,136    $37,411    $56,181    $64,059
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     2.17%      1.54%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     2.17%      1.98%      1.65%      1.43%      1.46%
    Net investment income........................      .34%       .61%(c)    1.50%(c)     .29%(c)     .93%(c)
Portfolio turnover rate..........................       44%        46%        35%        65%        54%

                     ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------
                                                 2003       2002        2001        2000        1999
                                               --------    -------    --------    --------    --------
Net asset value, beginning of period.........  $  10.05    $ 17.24    $  24.95    $  33.61    $  19.17
                                               --------    -------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b).......................      (.11)      (.13)       (.12)       (.14)(c)     (.09)(c)
Net realized and unrealized gain (loss) on
  investment transactions....................      4.55      (7.06)      (5.92)      (6.40)      14.57
                                               --------    -------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations............................      4.44      (7.19)      (6.04)      (6.54)      14.48
                                               --------    -------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Distribution from net realized gain on
  investment transactions....................       -0-        -0-        (.11)      (2.12)       (.04)
Distributions in excess of net realized gain
  on investment transactions.................       -0-        -0-       (1.56)        -0-         -0-
                                               --------    -------    --------    --------    --------
Total dividends and distributions............       -0-        -0-       (1.67)      (2.12)       (.04)
                                               --------    -------    --------    --------    --------
Net asset value, end of period...............  $  14.49    $ 10.05    $  17.24    $  24.95    $  33.61
                                               ========    =======    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)...................................     44.18%    (41.71)%    (25.23)%    (21.52)%     75.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....  $130,127    $93,369    $235,252    $343,601    $357,480
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.........................      1.11%      1.20%       1.08%       1.02%        .95%
    Expenses, before waivers and
      reimbursements.........................      1.11%      1.20%       1.08%       1.06%       1.12%
    Net investment loss......................      (.86)%    (1.01)%      (.64)%      (.38)%(c)     (.39)%(c)
Portfolio turnover rate......................        90%        68%         40%         61%         64%

------------
See footnotes on pages 108-109.

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------
                                                 2003       2002        2001        2000        1999
                                                -------    -------    --------    --------    --------
Net asset value, beginning of period........    $  6.83    $ 10.01    $  11.84    $  13.00    $  11.14
                                                -------    -------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).............       (.09)      (.07)(c)     (.07)(c)     (.06)(c)      .08(c)
Net realized and unrealized gain (loss) on
  investment transactions...................       3.43      (3.11)      (1.41)       (.71)       1.82
                                                -------    -------    --------    --------    --------
Net increase (decrease) in net asset value
  from operations...........................       3.34      (3.18)      (1.48)       (.77)       1.90
                                                -------    -------    --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........        -0-        -0-         -0-        (.05)       (.04)
Distributions from net realized gain on
  investment transactions...................        -0-        -0-        (.26)       (.34)        -0-
Dividends in excess of net realized gain on
  investment transactions...................        -0-        -0-        (.09)        -0-         -0-
                                                -------    -------    --------    --------    --------
Total dividends and distributions...........        -0-        -0-        (.35)       (.39)       (.04)
                                                -------    -------    --------    --------    --------
Net asset value, end of period..............    $ 10.17    $  6.83    $  10.01    $  11.84    $  13.00
                                                =======    =======    ========    ========    ========
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................      48.90%    (31.77)%    (12.75)%     (6.09)%     17.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...    $61,079    $86,093    $184,223    $232,239    $169,611
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................       1.36%      1.11%        .95%        .95%        .95%
    Expenses, before waivers and
      reimbursements........................       1.36%      1.25%       1.16%       1.14%       1.19%
    Net investment income (loss)............      (1.10)%     (.86)%(c)     (.70)%(c)     (.46)%(c)      .72%(c)
Portfolio turnover rate.....................        129%       111%        113%        178%        110%

               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                        2003      2002      2001      2000      1999
                                                       -------   -------   -------   -------   -------
Net asset value, beginning of period................   $ 11.52   $ 11.50   $ 10.75   $  8.87   $  9.78
                                                       -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)............................       .46       .44(c)     .47(c)     .48(c)     .56(c)
Net realized and unrealized gain (loss) on
  investment transactions...........................      3.99      (.12)      .67      1.84     (1.01)
                                                       -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations........................................      4.45       .32      1.14      2.32      (.45)
                                                       -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................      (.35)     (.30)     (.39)     (.44)     (.46)
                                                       -------   -------   -------   -------   -------
Net asset value, end of period......................   $ 15.62   $ 11.52   $ 11.50   $ 10.75   $  8.87
                                                       =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(a)..........................................     39.30%     2.60%    10.79%    26.69%    (5.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...........   $68,717   $50,062   $39,417   $29,124   $17,852
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.....      1.24%     1.06%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements.....      1.24%     1.29%     1.39%     1.67%     1.72%
    Net investment income...........................      3.50%     3.70%(c)    4.32%(c)    4.87%(c)    5.96%(c)
Portfolio turnover rate.............................        23%       31%       33%       25%       37%

------------
See footnotes on pages 108-109.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

                                                                  YEAR ENDED          MAY 10,
                                                                 DECEMBER 31,        2001(G) TO
                                                              ------------------    DECEMBER 31,
                                                               2003       2002          2001
                                                              -------    -------    ------------
Net asset value, beginning of period........................  $  9.35    $  9.87       $10.00
                                                              -------    -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................      .13        .13          .04
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................     4.01       (.64)        (.17)
                                                              -------    -------       ------
Net increase (decrease) in net asset value from
  operations................................................     4.14       (.51)        (.13)
                                                              -------    -------       ------
LESS: DIVIDENDS
Dividends from net investment income........................     (.04)      (.01)         -0-
                                                              -------    -------       ------
Net asset value, end of period..............................  $ 13.45    $  9.35       $ 9.87
                                                              =======    =======       ======
TOTAL RETURN
Total investment return based on net asset value(a).........    44.36%     (5.15)%      (1.30)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $31,628    $14,391       $3,913
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.20%      1.17%         .95%(f)
    Expenses, before waivers and reimbursements.............     1.49%      2.20%        8.41%(f)
    Net investment income(c)................................     1.16%      1.30%         .59%(f)
Portfolio turnover rate.....................................       14%        19%          22%

                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

                                                                  YEAR ENDED           MAY 2,
                                                                 DECEMBER 31,        2001(G) TO
                                                              ------------------    DECEMBER 31,
                                                               2003       2002          2001
                                                              -------    -------    ------------
Net asset value, beginning of period........................  $ 10.46    $ 11.18      $ 10.00
                                                              -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................      .04        .12          .14
Net realized and unrealized gain (loss) on investment
  transactions..............................................     4.23       (.81)        1.04
                                                              -------    -------      -------
Net increase (decrease) in net asset value from
  operations................................................     4.27       (.69)        1.18
                                                              -------    -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.07)      (.02)         -0-
Distributions from net realized gain on investment
  transactions..............................................     (.17)      (.01)         -0-
                                                              -------    -------      -------
Total dividends and distributions...........................     (.24)      (.03)         -0-
                                                              -------    -------      -------
Net asset value, end of period..............................  $ 14.49    $ 10.46      $ 11.18
                                                              =======    =======      =======
TOTAL RETURN
Total investment return based on net asset value(a).........    41.26%     (6.20)%      11.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $90,949    $55,592      $21,076
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.20%      1.13%         .95%(f)
    Expenses, before waivers and reimbursements.............     1.28%      1.41%        2.65%(f)
    Net investment income(c)................................      .34%      1.04%        1.99%(f)
Portfolio turnover rate.....................................       21%        28%          12%

------------
See footnotes on pages 108-109.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO

                                                                                JULY 22,
                                                               YEAR ENDED      2002(G) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002
                                                              ------------    ------------
Net asset value, beginning of period........................     $ 8.76          $8.00
                                                                 ------          -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................        .16            .07
Net realized and unrealized gain on investment
  transactions..............................................       2.36            .69
                                                                 ------          -----
Net increase in net asset value from operations.............       2.52            .76
                                                                 ------          -----
LESS: DIVIDENDS
Dividends from net investment income........................      (.08)            -0-
Net asset value, end of period..............................     $11.20          $8.76
                                                                 ======          =====
TOTAL RETURN
Total investment return based on net asset value(a).........      28.94%          9.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period...................................     $  239          $ 187
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............        .99%          1.20%(f)
    Expenses, before waivers and reimbursements.............       1.06%          2.28%(f)
    Net investment income(c)................................       1.51%          4.22%(f)
Portfolio turnover rate.....................................         27%            12%

            ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

                                                                JUNE 6,
                                                               2003(E) TO
                                                              DECEMBER 31,
                                                                  2003
                                                              ------------
Net asset value, beginning of period........................     $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................        .03
Net realized and unrealized loss on investment
  transactions..............................................        .93
                                                                 ------
Net increase in net asset value from operations.............        .96
                                                                 ------
Net asset value, end of period..............................     $10.96
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(a).........       9.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $1,096
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(f)..........       1.20%
    Expenses, before waivers and reimbursements(f)..........       6.65%
    Net investment income(c)(f).............................        .45%
Portfolio turnover rate.....................................         13%

------------
Footnotes:
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.
(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A Shares was as follows for the Portfolios included below:

                                                          INCREASE
                                                      (DECREASE) IN NET
                                                        REALIZED AND
                                     DECREASE IN       UNREALIZED GAIN
                                    NET INVESTMENT        (LOSS) ON        DECREASE IN RATIO OF NET INVESTMENT
                                      INCOME PER       INVESTMENTS PER        INCOME TO AVERAGE NET ASSETS:
                                        SHARE               SHARE               FROM:                TO:
                                   ----------------   -----------------   -----------------   -----------------
    AllianceBernstein Total
       Return....................            ($0.02)             $0.02           2.61%               2.50%
    AllianceBernstein Global
       Bond......................            ($0.04)             $0.04           3.67%               3.28%
    AllianceBernstein High
       Yield.....................  (less than $0.01)  (less than $0.01)          8.14%               8.08%
    AllianceBernstein Global
       Dollar....................            ($0.01)            ($0.01)         10.65%              10.63%
    AllianceBernstein Americas
       Government Income.........            ($0.04)             $0.04           7.61%               7.35%
    AllianceBernstein U.S.
       Government/High Grade.....            ($0.03)             $0.03           5.11%               4.86%

(e)  Commencement of operations.
(f)  Annualized.
(g)  Commencement of distribution.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM

    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.63 in 2003.

    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6930.2 at the end of 1999. The FT-SE 100 index closed at 4476.9 at the end of 2003, down approximately 35% from the end of 1999, but up approximately 15% from the end of 2002.

    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.

GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by yearend.

    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989.

Thereafter, the TOPIX declined, reaching a low of 815.74 in 2002. The TOPIX closed at 1043.69 on December 31, 2003.

    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government has formulated new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2003, the Canadian Dollar-U.S. Dollar exchange rate was 1.2923:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002 and an estimated 1.0% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. Argentina's protracted recession contributed to a serious fiscal crisis that resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election.

    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On March 15, 2004, the Argentina Peso-U.S. Dollar exchange rate was 2.9078.

    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, Texas 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                    AllianceBernstein Global Bond Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    8
GLOSSARY....................................................    9
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   11
    Additional Risk Considerations..........................   16
MANAGEMENT OF THE PORTFOLIO.................................   18
PURCHASE AND SALE OF SHARES.................................   20
    How The Portfolio Values Its Shares.....................   20
    How To Purchase and Sell Shares.........................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   22
FINANCIAL HIGHLIGHTS........................................   23

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rates in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk, currency risk, and country or geographic risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                       1 YEAR    5 YEARS    10 YEARS
                                                       ------    -------    --------
Portfolio............................................  13.26%     4.64%       6.12%
Citigroup World Government Bond Index
  (unhedged in U.S. dollars).........................  14.91%     5.74%       6.79%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                               -5.2
95                                                                               24.7
96                                                                                6.2
97                                                                                0.7
98                                                                               14.1
99                                                                               -6.1
00                                                                                1.2
01                                                                               -0.3
02                                                                               17.0
03                                                                               13.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.69%, 1st quarter, 1995; and

    WORST QUARTER was down - 4.27%, 1st quarter, 1999.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to the Portfolio investments in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk is generally greater for investments in debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Portfolio's net asset value.

    - FOCUSED PORTFOLIO RISK The Portfolio may have more risk because it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - LEVERAGING RISK When the Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolio may be subject to greater liquidity risk if it uses derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

               OPERATING EXPENSES                          EXAMPLE
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
     Management fees                         .65%  After 1 Yr.       $  117
     Other expenses                          .50%  After 3 Yrs.      $  365
                                            ----

     Total Portfolio operating expenses*    1.15%  After 5 Yrs.      $  633
                                            ====
                                                   After 10 Yrs.     $1,398

---------------

* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.45% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.95%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, and bills.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

SECURITIES OF SUPRANATIONAL ENTITIES. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such illiquid securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% as discussed with respect to the Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies, and therefore will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, because the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .65%.

PORTFOLIO MANAGER

Douglas J. Peebles is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2001. Mr. Peebles is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and

Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    - TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

    - ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                           2003      2002     2001(D)    2000      1999
                                                          -------   -------   -------   -------   -------
Net asset value, beginning of period....................  $ 12.63   $ 10.93   $ 10.96   $ 11.25   $ 12.42
                                                          -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)................................      .25       .25       .35       .45(b)     .48(b)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions.....................     1.40      1.58      (.38)     (.32)    (1.24)
                                                          -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations............................................     1.65      1.83      (.03)      .13      (.76)
                                                          -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................     (.78)     (.13)      -0-      (.42)     (.37)
Distributions from net realized gain on investment
  transactions..........................................      -0-       -0-       -0-       -0-      (.04)
                                                          -------   -------   -------   -------   -------
Total dividends and distributions.......................     (.78)     (.13)      -0-      (.42)     (.41)
                                                          -------   -------   -------   -------   -------
Net asset value, end of period..........................  $ 13.50   $ 12.63   $ 10.93   $ 10.96   $ 11.25
                                                          =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c).....    13.26%    16.91%     (.27)%    1.17%    (6.11)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $58,658   $56,137   $48,221   $50,325   $50,569
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.........     1.15%     1.17%     1.07%     1.02%      .90%
    Expenses, before waivers and reimbursements.........     1.15%     1.17%     1.07%     1.06%     1.04%
    Net investment income...............................     1.93%     2.18%     3.28%     4.13%(b)    4.16%(b)
Portfolio turnover rate.................................      197%      220%      101%      372%      183%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A shares was as follows for the Portfolio included below:

                                                               INCREASE (DECREASE)
                                                                 IN NET REALIZED       DECREASE IN RATIO OF
                                             DECREASE IN         AND UNREALIZED        NET INVESTMENT INCOME
                                            NET INVESTMENT       GAIN (LOSS) ON        TO AVERAGE NET ASSETS
                                           INCOME PER SHARE   INVESTMENT PER SHARE      FROM:         TO:
                                           ----------------   ---------------------   ----------   ----------
AllianceBernstein Global Bond............       ($0.04)               $0.04              3.67%        3.28%

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:    (800) 221-5672
                                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS
                               SERIES FUND, INC.
                                  MAY 3, 2004
              AllianceBernstein Global Dollar Government Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    7
FEES AND EXPENSES OF THE PORTFOLIO..........................    9
GLOSSARY....................................................   10
DESCRIPTION OF THE PORTFOLIO................................   12
    Investment Objectives and Principal Policies............   12
    Description of Additional Investment Practices..........   14
    Additional Risk Considerations..........................   22
MANAGEMENT OF THE PORTFOLIO.................................   27
PURCHASE AND SALE OF SHARES.................................   29
    How The Portfolio Values Its Shares.....................   29
    How To Purchase and Sell Shares.........................   29
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   31
FINANCIAL HIGHLIGHTS........................................   32
APPENDIX A..................................................   33

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.

    The average weighted maturity of the Portfolio's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk, currency risk, and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  33.41%     19.50%      13.02%
J.P. Morgan Emerging Markets Bond Index Plus.......  28.82%     16.30%      15.30%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 2, 1994 for the Portfolio and May 31, 1994 for the Index.

                                   BAR CHART

94                                                                                 0
--                                                                                 -
95                                                                               23.00
96                                                                               24.90
97                                                                               13.20
98                                                                              -21.70
99                                                                               26.10
00                                                                               14.10
01                                                                                9.40
02                                                                               16.10
03                                                                               33.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 16.02%, 4th quarter, 1999; and

    WORST QUARTER was down -27.11%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        The Portfolio invests in FOREIGN SECURITIES and, therefore, is subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for the Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - LEVERAGING RISK When the Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio uses derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolio may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

    - FOCUSED PORTFOLIO RISK The Portfolio invests in a limited number of companies and therefore may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, the Portfolio may have more risk because it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  193
     Other expenses                                 1.15%  After 3 Yrs.      $  597
                                                   -----
     Total Portfolio operating expenses*            1.90%  After 5 Yrs.      $1,026
                                                   =====
                                                           After 10 Yrs.     $2,222

---------------

* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio and would be 0.50%, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.65%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:

    -   for U.S. fixed-income securities, nine to 15 years;

    -   for non-U.S. fixed-income securities, 15 to 25 years; and

    -   for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 2003, securities ratings (or equivalent quality) of the Portfolio's securities were:

    -   A-1+                  0%
    -   BBB               35.95%
    -   Ba or BB          23.60%
    -   B                 36.52%
    -   CCC                3.93%
    -   unrated               0%

The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;

    -   enter into swap transactions;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call options for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is the buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Interest Rate Transactions (Swaps, Caps, and Floors). The Portfolio may enter into interest rate swap, cap, or floor transactions and expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize its full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. Reverse repurchase agreements involve sales by the Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolio.

Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of its assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES. Structured securities in which the Portfolio may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. The Portfolio may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. The Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and if the Portfolio borrows it expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by the Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the net asset value of the Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of the Portfolio's investments. If the interest expense on borrowings approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of the Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by the Portfolio could adversely affect the Portfolio's shareholders, as noted above, or in anticipation of such changes, the Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. The Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on the Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

The Portfolio may invest substantial amounts of its assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which the Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolio will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolio is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .75%.

PORTFOLIO MANAGER

Paul J. DeNoon has been the person primarily responsible for the day-to-day management of the Portfolio since 2002. Mr. DeNoon is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio value its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio invests in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio's Class A Shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                       GLOBAL DOLLAR GOVERNMENT PORTFOLIO

                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                        2003      2002     2001(A)    2000      1999
                                                       -------   -------   -------   -------   -------
Net asset value, beginning of period.................  $ 11.43   $ 10.63   $ 10.76   $ 10.79   $ 10.18
                                                       -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).............................      .95       .94(c)    1.11(c)    1.27(c)    1.21(c)
Net realized and unrealized gain (loss) on investment
  transactions.......................................     2.83       .70      (.10)      .14      1.08
                                                       -------   -------   -------   -------   -------
Net increase in net asset value from operations......     3.78      1.64      1.01      1.41      2.29
                                                       -------   -------   -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income.................     (.68)     (.84)    (1.14)    (1.44)    (1.68)
                                                       -------   -------   -------   -------   -------
Net asset value, end of period.......................  $ 14.53   $ 11.43   $ 10.63   $ 10.76   $ 10.79
                                                       =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(d)...........................................    33.41%    16.14%     9.37%    14.06%    26.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)............  $26,433   $22,198   $11,249   $ 9,423   $10,139
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements......     1.90%     1.40%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements......     1.90%     2.00%     2.37%     2.42%     2.29%
    Expenses, before waivers and reimbursements
      excluding interest expense.....................     1.88%     2.00%     2.37%     2.42%     2.29%
    Net investment income............................     7.20%     8.83%(c)   10.63%(c)   11.71%(c)   12.42%(c)
Portfolio turnover rate..............................      150%      142%      176%      148%      117%

------------
Footnotes:

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A shares was as follows for the Portfolio included below:

                                                               INCREASE (DECREASE)     DECREASE IN RATIO OF
                                                                 IN NET REALIZED       NET INVESTMENT INCOME
                                             DECREASE IN         AND UNREALIZED        TO AVERAGE NET ASSETS
                                            NET INVESTMENT       GAIN (LOSS) ON       -----------------------
                                           INCOME PER SHARE   INVESTMENTS PER SHARE     FROM:         TO:
                                           ----------------   ---------------------   ----------   ----------
AllianceBernstein Global Dollar..........       ($0.01)              ($0.01)             10.65%       10.63%

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

                                   APPENDIX A

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM

    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.63 in 1993 and 1.50 in 2003.

    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 6930.2 at the end of 1999. The FT-SE 100 index closed at 4476.9 at the end of 2003, down approximately 35% from the end of 1999, but up approximately 15% from the end of 2002.

    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.

GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by yearend.

    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989.

Thereafter, the TOPIX declined reaching a low of 815.74 in 2002. The TOPIX closed at 1043.69 on December 31, 2003.

    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and ten prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government has formulated new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2003, the Canadian Dollar-U.S. Dollar exchange rate was 1.2923:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002 and an estimated 1.0% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. Argentina's protracted recession contributed to a serious fiscal crisis that resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election.

    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On March 15, 2004, the Argentina Peso-U.S. Dollar exchange rate was 2.9078.

    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                       For Information:    (800) 221-5672
                                For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                 AllianceBernstein Growth and Income Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 P ARE NOT FDIC INSURED
 P MAY LOSE VALUE
 P ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................    9
    Investment Objectives and Principal Policies............    9
    Description of Additional Investment Practices..........    9
    Additional Risk Considerations..........................   14
MANAGEMENT OF THE PORTFOLIO.................................   16
PURCHASE AND SALE OF SHARES.................................   18
    How The Portfolio Values Its Shares.....................   18
    How To Purchase and Sell Shares.........................   18
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   20
FINANCIAL HIGHLIGHTS........................................   21

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  32.50%      5.62%     13.14%
Russell 1000 Value Index............................  30.03%      3.56%     11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                -0.4
95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Investments in lower-rated securities have greater credit risk.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   67
     Other expenses                                  .03%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822

---------------------

* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.55% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.58%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal

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

        amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's
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

        use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities and will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such illiquid securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

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

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and, therefore, will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, because the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .63%.

PORTFOLIO MANAGERS

Frank Caruso and Paul C. Rissman are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Caruso has held such position since 2001, and Mr. Rissman has held such position since the Portfolio's inception. Messrs. Caruso and Rissman are Senior Vice Presidents of Alliance Capital Management Corporation, the sole general partner of Alliance, with which they have been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurer"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS, consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the relevant Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, Investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(b).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                       AllianceBernstein Growth Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    8
GLOSSARY....................................................    9
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   11
    Additional Risk Considerations..........................   17
MANAGEMENT OF THE PORTFOLIO.................................   20
PURCHASE AND SALE OF SHARES.................................   22
    How The Portfolio Values Its Shares.....................   22
    How To Purchase and Sell Shares.........................   22
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   24
FINANCIAL HIGHLIGHTS........................................   25

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................   35.06%    -3.78%      10.48%
Russell 3000 Index................................   31.06%     0.37%      11.44%
S&P 500 Index.....................................   28.67%    -0.57%      11.66%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Indices.

                                   BAR CHART

[Bar Chart]

94                                                                                0.00
95                                                                               35.20
96                                                                               28.50
97                                                                               30.00
98                                                                               28.70
99                                                                               34.50
00                                                                              -17.50
01                                                                              -23.50
02                                                                              -28.10
03                                                                               35.10

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 32.47%, 4th quarter, 1998; and

    WORST QUARTER was down -23.11%, 1st quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, the Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to the Portfolio because it invests in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk is generally greater for LOWER-RATED securities or comparable unrated securities. The Portfolio may also have increased interest rate risk because it may invest in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Portfolio because it invests in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                  OPERATING EXPENSES                             EXAMPLE
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                               .75%  After 1 Yr.       $   91
     Other expenses                                .14%  After 3 Yrs.      $  284
                                                   ---

     Total Portfolio operating expenses            .89%  After 5 Yrs.      $  493
                                                   ===
                                                         After 10 Yrs.     $1,096

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY OR IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND BONDS;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS on FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities, known as asset-backed securities, involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S.

Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such illiquid securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and therefore will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, if the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net asset .75%.

PORTFOLIO MANAGER

Alan Levi is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2000. Mr. Levi is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the relevant Insurer to curtail the Contractholder's activity under the relevant contract. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity which otherwise may be a permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                       ALLIANCEBERNSTEIN GROWTH PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                  --------   --------   --------   --------   --------
Net asset value, beginning of period              $11.81...  $  16.42   $  25.10   $  33.59   $  27.25
                                                  --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a).................      (.06)      (.06)      (.06)       .08        .03
Net realized and unrealized gain (loss) on
  investment transactions.......................      4.20      (4.55)     (5.47)     (5.36)      8.73
                                                  --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations....................................      4.14      (4.61)     (5.53)     (5.28)      8.76
                                                  --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income............       -0-        -0-       (.06)      (.02)      (.09)
Distributions from net realized gain on
  investment transactions.......................       -0-        -0-      (1.85)     (3.19)     (2.33)
Distributions in excess of net realized gain on
  investment transactions.......................       -0-        -0-      (1.23)       -0-        -0-
Return of capital...............................       -0-        -0-       (.01)       -0-        -0-
                                                  --------   --------   --------   --------   --------
Total dividends and distributions...............       -0-        -0-      (3.15)     (3.21)     (2.42)
                                                  --------   --------   --------   --------   --------
Net asset value, end of period..................  $  15.95   $  11.81   $  16.42   $  25.10   $  33.59
                                                  ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(b)......................................     35.06%    (28.08)%   (23.47)%   (17.51)%    34.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).......  $141,809   $121,439   $226,237   $357,664   $456,027
Ratio to average net assets of:
    Expenses....................................       .89%       .88%       .85%       .81%       .84%
    Net investment income (loss)................      (.43)%     (.44)%     (.31)%      .26%       .12%
Portfolio turnover rate.........................        49%        38%       104%        58%        54%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                    AllianceBernstein Money Market Portfolio
                   AllianceBernstein Premier Growth Portfolio
                   AllianceBernstein International Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    8
    Principal Risks by Portfolio............................    9
FEES AND EXPENSES OF THE PORTFOLIOS.........................   10
GLOSSARY....................................................   11
DESCRIPTION OF THE PORTFOLIOS...............................   13
    Investment Objectives and Principal Policies............   13
    Description of Additional Investment Practices..........   16
    Additional Risk Considerations..........................   22
MANAGEMENT OF THE PORTFOLIOS................................   24
PURCHASE AND SALE OF SHARES.................................   27
    How The Portfolios Value Their Shares...................   27
    How To Purchase and Sell Shares.........................   27
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   29
FINANCIAL HIGHLIGHTS........................................   30

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 8.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

    Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities.

    Among the principal risks of investing in the Portfolio are interest rate risk and credit risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   0.53%     3.14%       3.91%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                               3.30
95                                                                               5.00
96                                                                               4.70
97                                                                               5.10
98                                                                               5.00
99                                                                               4.70
00                                                                               5.90
01                                                                               3.50
02                                                                               1.10
03                                                                               0.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 1.52%, 3rd quarter, 2000; and

    WORST QUARTER was up 0.10%, 4th quarter, 2003.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused Portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................   23.67%    -4.75%     10.35%
Russell 1000 Growth Index..........................   29.75%    -5.11%      9.21%
S&P 500 Index......................................   28.67%    -0.57%     11.06%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                               -3.00
95                                                                               44.90
96                                                                               22.70
97                                                                               33.90
98                                                                               48.00
99                                                                               32.30
00                                                                              -16.60
01                                                                              -17.20
02                                                                              -30.60
03                                                                               23.70

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................   31.59%    -0.55%      3.63%
MSCI EAFE Index....................................   39.17%     0.26%      4.78%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                6.70
95                                                                                9.90
96                                                                                7.30
97                                                                                3.30
98                                                                               13.00
99                                                                               40.20
00                                                                              -19.90
01                                                                              -22.40
02                                                                              -15.30
03                                                                               31.60

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 27.15%, 4th quarter, 1999; and

    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                                  COUNTRY OR    FOCUSED
                                         MARKET   GEOGRAPHIC   PORTFOLIO   FOREIGN   CURRENCY   INTEREST    CREDIT   MANAGEMENT
               PORTFOLIO                  RISK       RISK        RISK       RISK       RISK     RATE RISK    RISK       RISK
               ---------                 ------   ----------   ---------   -------   --------   ---------   ------   ----------
AllianceBernstein Money Market
  Portfolio............................                                                             X         X          X
AllianceBernstein Premier Growth
  Portfolio............................    X                       X          X         X                                X
AllianceBernstein International
  Portfolio............................    X          X                       X         X           X         X          X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
     Management fees                                 .50%  After 1 Yr.       $   67
     Other expenses                                  .16%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses*            1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  183
     Other expenses                                  .80%  After 3 Yrs.      $  566
                                                   -----
     Total Portfolio operating expenses*            1.80%  After 5 Yrs.      $  975
                                                   =====
                                                           After 10 Yrs.     $2,116

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be as follows:

                                                              ADVISORY FEE    TOTAL PORTFOLIO
PORTFOLIO                                                     AFTER WAIVER   OPERATING EXPENSES
---------                                                     ------------   ------------------
AllianceBernstein Money Market Portfolio                          0.45%            0.61%
AllianceBernstein Premier Growth Portfolio                        0.75%            0.80%
AllianceBernstein International Portfolio                         0.75%            1.55%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenue from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

    - marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

    - high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

    -   repurchase agreements that are fully collateralized.

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The Portfolio does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations (or credit or liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The

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

Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

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

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward

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contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style
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

exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
AllianceBernstein Money Market Portfolio....................       .50%
AllianceBernstein Premier Growth Portfolio..................      1.00%
AllianceBernstein International Portfolio...................      1.00%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                       THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Money      Raymond J. Papera; since 1997; Senior                      *
  Market Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC
AllianceBernstein            William Johnston; since 2004; Vice                         *
  International Portfolio    President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

**  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV (except for the AllianceBernstein Money Market Portfolio) is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy. Money market funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for the Money Market Portfolio.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of each of the Portfolio's operation for Class A shares. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2003         2002         2001         2000         1999
                                           ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period.....  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                           ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................         .01          .01          .04          .06          .05
                                           ----------   ----------   ----------   ----------   ----------
LESS: DIVIDENDS
Dividends from net investment income.....        (.01)        (.01)        (.04)        (.06)        (.05)
                                           ----------   ----------   ----------   ----------   ----------
Net asset value, end of period...........  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                           ==========   ==========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net
  asset value(a).........................         .53%        1.10%        3.57%        5.91%        4.69%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)...............................  $   54,847   $   97,216   $  128,700   $  146,270   $  134,467
Ratio to average net assets of:
    Expenses.............................         .66%         .68%         .63%         .67%         .64%
    Net investment income................         .55%        1.10%        3.55%        5.73%        4.59%

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------
                                           2003           2002         2001         2000         1999
                                        ----------     ----------   ----------   ----------   ----------
Net asset value, beginning of
  period..............................  $    17.45     $    25.16   $    32.05   $    40.45   $    31.03
                                        ----------     ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)................        (.05)(c)       (.08)        (.06)        (.11)        (.09)
Net realized and unrealized gain
  (loss) on investment transactions...        4.18          (7.63)       (5.31)       (6.18)        9.98
                                        ----------     ----------   ----------   ----------   ----------
Net increase (decrease) in net asset
  value from operations...............        4.13          (7.71)       (5.37)       (6.29)        9.89
                                        ----------     ----------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income..............................         -0-            -0-          -0-          -0-          -0-
Distributions from net realized gain
  on investment transactions..........         -0-            -0-        (1.38)       (2.11)        (.47)
Distributions in excess of net
  realized gain on investment
  transactions........................         -0-            -0-         (.14)         -0-          -0-
                                        ----------     ----------   ----------   ----------   ----------
Total dividends and distributions.....         -0-            -0-        (1.52)       (2.11)        (.47)
                                        ----------     ----------   ----------   ----------   ----------
Net asset value, end of period........  $    21.58     $    17.45   $    25.16   $    32.05   $    40.45
                                        ==========     ==========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net
  asset value(a)......................       23.67%        (30.64)%     (17.21)%     (16.58)%      32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)............................  $  917,935     $  869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements..................        1.04%          1.05%        1.04%        1.04%        1.05%
    Expenses, before waivers and
      reimbursements..................        1.05%          1.05%        1.04%        1.04%        1.05%
    Net investment loss...............        (.24)%(c)       (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate...............          79%           109%          49%          41%          26%

------------
See footnotes on page 32.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
                                               2003       2002       2001       2000       1999
                                              -------    -------    -------    -------    -------
Net asset value, beginning of period........  $  9.90    $ 11.69    $ 16.01    $ 21.78    $ 16.17
                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)....................      .02        -0-(c)     .03(c)     .01(c)     .12(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions..............................     3.11      (1.78)     (3.55)     (4.01)      6.13
                                              -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
  from operations...........................     3.13      (1.78)     (3.52)     (4.00)      6.25
                                              -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........     (.02)      (.01)       -0-       (.03)      (.15)
Distributions from net realized gain on
  investment transactions...................      -0-        -0-       (.78)     (1.74)      (.49)
Distributions in excess of net realized gain
  on investment transactions................      -0-        -0-       (.02)       -0-        -0-
                                              -------    -------    -------    -------    -------
Total dividends and distributions...........     (.02)      (.01)      (.80)     (1.77)      (.64)
                                              -------    -------    -------    -------    -------
Net asset value, end of period..............  $ 13.01    $  9.90    $ 11.69    $ 16.01    $ 21.78
                                              =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(a)..................................    31.59%    (15.28)%   (22.35)%   (19.86)%    40.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $53,425    $46,478    $64,036    $78,990    $81,370
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements.......................     1.80%      1.36%       .95%       .95%       .95%
    Expenses, before waivers and
       reimbursements.......................     1.80%      1.66%       .44%      1.34%      1.36%
    Net investment income...................      .22%       .04%(c)     .23%(c)     .07%(c)     .69%(c)
Portfolio turnover rate.....................       96%        70%        56%        57%       111%

------------
Footnotes:

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                          c/o Alliance Global Investor Services, Inc.
                                  P.O. Box 786003
                                  San Antonio, TX 78278-6003

BY PHONE:                         For Information:    (800) 221-5672
                                  For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                     AllianceBernstein High Yield Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    8
GLOSSARY....................................................    9
DESCRIPTION OF THE PORTFOLIO................................   11
    Investment Objectives and Principal Policies............   11
    Description of Additional Investment Practices..........   12
    Additional Risk Considerations..........................   20
MANAGEMENT OF THE PORTFOLIO.................................   23
PURCHASE AND SALE OF SHARES.................................   25
    How The Portfolio Values Its Shares.....................   25
    How To Purchase and Sell Shares.........................   25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   27
FINANCIAL HIGHLIGHTS........................................   28
APPENDIX A..................................................   29

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  22.44%     2.48%       1.92%
Credit Suisse First Boston High Yield Index........  27.94%     6.44%       5.57%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.
                                   BAR CHART

94                                                                                 0
--                                                                                 -
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                               -3.70
99                                                                               -2.60
00                                                                               -5.20
01                                                                                3.00
02                                                                               -3.00
03                                                                               22.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 7.04%, 2nd quarter, 2003; and

    WORST QUARTER was down -11.29%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater in debt securities with longer maturities. This risk may be greater for MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "JUNK BONDS") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - LEVERAGING RISK When the Portfolio borrows money or otherwise leverages the Portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio uses derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolio may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your cost as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  149
     Other expenses                                  .71%  After 3 Yrs.      $  462
                                                   -----
     Total Portfolio operating expenses*            1.46%  After 5 Yrs.      $  797
                                                   =====
                                                           After 10 Yrs.     $1,746

---------------

* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.50% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.21%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more NRSROs. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.

As of December 31, 2003, the Portfolio's investments were rated (or equivalent quality):

    -   AAA                             0%
    -   A-1+                            0%
    -   BBB                          2.02%
    -   Ba or BB                    27.04%
    -   B                            60.41%
    -   CCC                          9.80%
    -   CC                            0.48%
    -   C                                0%
    -   Unrated                       0.25%

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

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;

    - invest in MORTGAGE-RELATED SECURITIES and directly in mortgages secured by residential real estate;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call OPTIONS on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

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

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, the Portfolio does not rely on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. The Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio may invest include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .75%.

PORTFOLIO MANAGERS

Michael A. Snyder and James E. Kennedy are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Snyder has held this position since 2002, and Mr. Kennedy has held this position since 2003. Mr. Snyder is a Senior Vice President of Alliance Capital Management Corporation
(ACMC), the sole general partner of Alliance, with which he has been associated with since 2001. Prior thereto, he was Managing Director in the high yield asset management group at Donaldson, Lufkin, & Jenrette Corporation since prior to 1999. Mr. Kennedy is a Senior Vice President of ACMC, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Fund's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the relevant Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity which otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on their shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                     ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------
                                           2003        2002       2001(A)      2000        1999
                                          -------     -------     -------     -------     -------
Net asset value, beginning of period....  $  6.83     $  7.51     $  7.91     $  9.14     $  9.94
                                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)................      .55         .54(c)      .63(c)      .74(c)      .91(c)
Net realized and unrealized gain (loss)
  on investment transactions............      .95        (.76)       (.38)      (1.18)      (1.16)
                                          -------     -------     -------     -------     -------
Net increase (decrease) in net asset
  value from operations.................     1.50        (.22)        .25        (.44)       (.25)
                                          -------     -------     -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income....     (.42)       (.46)       (.65)       (.79)       (.55)
                                          -------     -------     -------     -------     -------
Net asset value, end of period..........  $  7.91     $  6.83     $  7.51     $  7.91     $  9.14
                                          =======     =======     =======     =======     =======
TOTAL RETURN
Total investment return based on net
  asset value(d)........................    22.44%      (3.03)%      3.04%      (5.15)%     (2.58)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)..............................  $48,076     $34,765     $31,283     $22,333     $24,567
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements...................     1.46%       1.18%        .95%        .95%        .95%
    Expenses, before waivers and
       reimbursements...................     1.46%       1.45%       1.51%       1.42%       1.40%
    Net investment income...............     7.48%       7.78%(c)    8.08%(c)    8.68%(c)    9.72%(c)
Portfolio turnover rate.................      105%         83%         95%        175%        198%

------------
Footnotes:

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A shares was as follows for the Portfolio included below:

                                                               INCREASE (DECREASE)
                                                                 IN NET REALIZED       DECREASE IN RATIO OF
                                             DECREASE IN         AND UNREALIZED        NET INVESTMENT INCOME
                                            NET INVESTMENT       GAIN (LOSS) ON        TO AVERAGE NET ASSETS
                                           INCOME PER SHARE   INVESTMENTS PER SHARE     FROM:         TO:
                                           ----------------   ---------------------   ----------   ----------
AllianceBernstein High Yield.............  (less than $0.01)    (less than $0.01)         8.14%        8.08%

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                   AllianceBernstein Premier Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
                  AllianceBernstein Small Cap Growth Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 P ARE NOT FDIC INSURED
 P MAY LOSE VALUE
 P ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      8
    Principal Risks by Portfolio............................      9
FEES AND EXPENSES OF THE PORTFOLIOS.........................     10
GLOSSARY....................................................     11
DESCRIPTION OF THE PORTFOLIOS...............................     12
    Investment Objectives and Principal Policies............     12
    Description of Additional Investment Practices..........     14
    Additional Risk Considerations..........................     20
MANAGEMENT OF THE PORTFOLIOS................................     22
PURCHASE AND SALE OF SHARES.................................     25
    How The Portfolios Value Their Shares...................     25
    How To Purchase and Sell Shares.........................     25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     27
FINANCIAL HIGHLIGHTS........................................     28

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 8.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                             1
                                                           YEAR     5 YEARS    10 YEARS
                                                           -----    -------    --------
Portfolio................................................  23.67%    -4.75%     10.35%
Russell 1000 Growth Index................................  29.75%    -5.11%      9.21%
S&P 500 Index............................................  28.67%    -0.57%     11.06%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                  -3
95                                                                                44.9
96                                                                                22.7
97                                                                                33.9
98                                                                                  48
99                                                                                32.3
00                                                                               -16.6
01                                                                               -17.2
02                                                                               -30.6
03                                                                                23.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                          1 YEAR    5 YEARS    10 YEARS
                                                          ------    -------    --------
Portfolio...............................................   32.50%    5.62%      13.14%
Russell 1000 Value Index................................   30.03%    3.56%      11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                -0.4
95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.

    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                                 SINCE
                                                          1 YEAR    5 YEARS    INCEPTION
                                                          ------    -------    ---------
Portfolio...............................................  48.90%     -0.51%      2.20%
Russell 2000 Growth Index...............................  48.54%      0.86%      3.64%

The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.

                                   BAR CHART

94                                                                                   0
95                                                                                   0
96                                                                                   0
97                                                                                18.6
98                                                                                -4.5
99                                                                                17.1
00                                                                                -6.1
01                                                                               -12.8
02                                                                               -31.8
03                                                                                48.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.28%, 4th quarter, 2001; and

    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                                           INTEREST             FOCUSED
                                 MARKET   CAPITALIZATION     RATE     CREDIT   PORTFOLIO   FOREIGN   CURRENCY   MANAGEMENT
                                  RISK         RISK          RISK      RISK      RISK       RISK       RISK        RISK
           PORTFOLIO             ------   --------------   --------   ------   ---------   -------   --------   ----------
           ---------
AllianceBernstein Premier
  Growth Portfolio.............    X                                               X          X         X           X
AllianceBernstein Growth and
  Income Portfolio.............    X                          X         X                     X         X           X
AllianceBernstein Small Cap
  Growth Portfolio.............    X            X             X         X                     X         X           X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:.

                   OPERATING EXPENSES
 ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
      Management fees                               1.00%
      Other expenses                                 .05%
                                                    ----
      Total Portfolio operating expenses*           1.05%
                                                    ====
 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
      Management fees                                .63%
      Other expenses                                 .03%
                                                    ----
      Total Portfolio operating expenses*            .66%
                                                    ====
 ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
      Management fees                               1.00%
      Other expenses                                 .36%
                                                    ----
      Total Portfolio operating expenses*           1.36%
                                                    ====

                             EXAMPLES

                                               $  107
              After 1 Yr.
                                               $  334
              After 3 Yrs.
                                               $  579
              After 5 Yrs.
                                               $1,283
              After 10 Yrs.

                                               $   67
              After 1 Yr.
                                               $  211
              After 3 Yrs.
                                               $  368
              After 5 Yrs.
                                               $  822
              After 10 Yrs.

                                               $  138
              After 1 Yr.
                                               $  431
              After 3 Yrs.
                                               $  745
              After 5 Yrs.
                                               $1,635
              After 10 Yrs.

------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be as follows:

                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein Premier Growth Portfolio                     0.75%              0.80%
   AllianceBernstein Growth and Income Portfolio                  0.55%              0.58%
   AllianceBernstein Small Cap Growth Portfolio                   0.75%              1.11%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stock;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value.

Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion. Normally, the Portfolio invests in about 100-125 companies.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invests in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Prior to May 3, 2004 the Portfolio was known as AllianceBernstein Quasar Portfolio.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.

These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Premier Growth Portfolio..................      1.00%
AllianceBernstein Growth and Income Portfolio...............       .63%
AllianceBernstein Small Cap Growth Portfolio................      1.00%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                  THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein Small      Bruce Aronow; since 2000; Senior Vice                      *
  Cap Growth Portfolio       President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class A shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------
                                                   2003       2002        2001         2000         1999
                                                 --------   --------   ----------   ----------   ----------
Net asset value, beginning of period...........  $  17.45   $  25.16   $    32.05   $    40.45   $    31.03
                                                 --------   --------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a).........................      (.05)(b)     (.08)       (.06)       (.11)        (.09)
Net realized and unrealized gain (loss) on
  investment transactions......................      4.18      (7.63)       (5.31)       (6.18)        9.98
                                                 --------   --------   ----------   ----------   ----------
Net increase (decrease) in net asset value from
  operations...................................      4.13      (7.71)       (5.37)       (6.29)        9.89
                                                 --------   --------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........       -0-        -0-          -0-          -0-          -0-
Distributions from net realized gain on
  investment transactions......................       -0-        -0-        (1.38)       (2.11)        (.47)
Distributions in excess of net realized gain on
  investment transactions......................       -0-        -0-         (.14)         -0-          -0-
                                                 --------   --------   ----------   ----------   ----------
Total dividends and distributions..............       -0-        -0-        (1.52)       (2.11)        (.47)
                                                 --------   --------   ----------   ----------   ----------
Net asset value, end of period.................  $  21.58   $  17.45   $    25.16   $    32.05   $    40.45
                                                 ========   ========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net asset
  value(c).....................................     23.67%    (30.64)%     (17.21)%     (16.58)%      32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $917,935   $869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements...........................      1.04%      1.05%        1.04%        1.04%        1.05%
    Expenses, before waivers and
      reimbursements...........................      1.05%      1.05%        1.04%        1.04%        1.05%
    Net investment loss........................      (.24)%(b)     (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate........................        79%       109%          49%          41%          26%

------------
See footnotes on page 30.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%

------------
See footnotes on page 30.

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                         2003         2002          2001          2000          1999
                                        -------      -------      --------      --------      --------
Net asset value, beginning of
  period..............................  $  6.83      $ 10.01      $  11.84      $  13.00      $  11.14
                                        -------      -------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a).......     (.09)        (.07)(b)      (.07)(b)      (.06)(b)       .08(b)
Net realized and unrealized gain
  (loss) on investment transactions...     3.43        (3.11)        (1.41)         (.71)         1.82
                                        -------      -------      --------      --------      --------
Net increase (decrease) in net asset
  value from operations...............     3.34        (3.18)        (1.48)         (.77)         1.90
                                        -------      -------      --------      --------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income..............................      -0-          -0-           -0-          (.05)         (.04)
Distributions from net realized gain
  on investment transactions..........      -0-          -0-          (.26)         (.34)          -0-
Dividends in excess of net realized
  gain on investment transactions.....      -0-          -0-          (.09)          -0-           -0-
                                        -------      -------      --------      --------      --------
Total dividends and distributions.....      -0-          -0-          (.35)         (.39)         (.04)
                                        -------      -------      --------      --------      --------
Net asset value, end of period........  $ 10.17      $  6.83      $  10.01      $  11.84      $  13.00
                                        =======      =======      ========      ========      ========
TOTAL RETURN
Total investment return based on net
  asset value(c)......................    48.90%      (31.77)%      (12.75)%       (6.09)%       17.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)............................  $61,079      $86,093      $184,223      $232,239      $169,611
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements..................     1.36%        1.11%          .95%          .95%          .95%
    Expenses, before waivers and
      reimbursements..................     1.36%        1.25%         1.16%         1.14%         1.19%
    Net investment income (loss)......    (1.10)%       (.86)%(b)     (.70)%(b)     (.46)%(b)      .72%(b)
Portfolio turnover rate...............      129%         111%          113%          178%          110%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                   AllianceBernstein International Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    8
GLOSSARY....................................................    9
DESCRIPTION OF THE PORTFOLIO................................   11
    Investment Objectives and Principal Policies............   11
    Description of Additional Investment Practices..........   12
    Additional Risk Considerations..........................   16
MANAGEMENT OF THE PORTFOLIO.................................   18
PURCHASE AND SALE OF SHARES.................................   20
    How The Portfolio Values Its Shares.....................   20
    How To Purchase and Sell Shares.........................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   22
FINANCIAL HIGHLIGHTS........................................   23

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................   31.59%    -0.55%      3.63%
MSCI EAFE Index....................................   39.17%     0.26%      4.78%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                6.70
95                                                                                9.90
96                                                                                7.30
97                                                                                3.30
98                                                                               13.00
99                                                                               40.20
00                                                                              -19.90
01                                                                              -22.40
02                                                                              -15.30
03                                                                               31.60

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 27.15%, 4th quarter, 1999; and

    WORST QUARTER was down -22.27%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for lower-rated securities or comparable unrated securities. Interest rate risk is generally greater in debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for lower-rated securities. The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Portfolio's net asset value.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

           OPERATING EXPENSES                             EXAMPLE
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
     Management fees                       1.00%  After 1 Yr.       $  183
     Other expenses                         .80%  After 3 Yrs.      $  565
                                           ----

     Total Portfolio operating expenses*   1.80%  After 5 Yrs.      $  975
                                           ====
                                                  After 10 Yrs.     $2,116

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.75% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.55%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

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                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

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

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.
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

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such illiquid securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies, and therefore will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, because the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

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                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets 1.00%.

PORTFOLIO MANAGER

William Johnston is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2004. Mr. Johnston is a Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio invests in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                   ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                   -------    -------    -------    -------    -------
Net asset value, beginning of period.............  $  9.90    $ 11.69    $ 16.01    $ 21.78    $ 16.17
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a).........................      .02        -0-(b)     .03(b)     .01(b)     .12(b)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions...................................     3.11      (1.78)     (3.55)     (4.01)      6.13
                                                   -------    -------    -------    -------    -------
Net increase (decrease) in net asset value from
  operations.....................................     3.13      (1.78)     (3.52)     (4.00)      6.25
                                                   -------    -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.............    (0.20)      (.01)       -0-       (.03)      (.15)
Distributions from net realized gain on
  investment transactions........................      -0-        -0-       (.78)     (1.74)      (.49)
Distributions in excess of net realized gain on
  investment transactions........................      -0-        -0-       (.02)       -0-        -0-
                                                   -------    -------    -------    -------    -------
Total dividends and distributions................    (0.20)      (.01)      (.80)     (1.77)      (.64)
                                                   -------    -------    -------    -------    -------
Net asset value, end of period...................  $ 13.01    $  9.90    $ 11.69    $ 16.01    $ 21.78
                                                   =======    =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset
  value(c).......................................    31.59%    (15.28)%   (22.35)%   (19.86)%    40.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $53,425    $46,478    $64,036    $78,990    $81,370
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................     1.80%      1.36%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements.............................     1.80%      1.66%      1.44%      1.34%      1.36%
    Net investment income........................      .22%       .04%(b)     .23%(b)     .07%(b)     .69%(b)
Portfolio turnover rate..........................       96%        70%        56%        57%       111%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:    (800) 221-5672
                                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

       AllianceBernstein U.S. Government/High Grade Securities Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 P ARE NOT FDIC INSURED
 P MAY LOSE VALUE
 P ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................       4
    Summary of Principal Risks..............................       6
FEES AND EXPENSES OF THE PORTFOLIO..........................       7
GLOSSARY....................................................       8
DESCRIPTION OF THE PORTFOLIO................................      10
    Investment Objectives and Principal Policies............      10
    Description of Additional Investment Practices..........      11
    Additional Risk Considerations..........................      18
MANAGEMENT OF THE PORTFOLIO.................................      19
PURCHASE AND SALE OF SHARES.................................      21
    How The Portfolio Values Its Shares.....................      21
    How To Purchase and Sell Shares.........................      21
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................      23
DISTRIBUTION ARRANGEMENTS...................................      23
FINANCIAL HIGHLIGHTS........................................      24
APPENDIX A..................................................      26

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed income securities. The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   3.61%       6.47%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index.......................   4.09%       7.63%
Lehman Brothers Aggregate Bond Index........................   4.10%       7.50%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from June 2, 1999 for the Portfolio and June 30, 1999 for the Index.

                                   BAR CHART

94                                                                                 0
--                                                                                 -
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                               10.8
01                                                                                7.6
02                                                                                7.5
03                                                                                3.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 4.55%, 3rd quarter, 2001; and

    WORST QUARTER was down -0.59%, 1st quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Even though the Portfolio invests a substantial portion of its assets in the highest quality debt securities, for example U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMA, it is subject to interest rate risk.

        Interest rate risk is generally greater for debt securities with longer maturities. This risk may be greater for MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES.

    - DERIVATIVES RISK The Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio uses derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $  105
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  328
     Other expenses                                  .18%  After 5 Yrs.      $  569
                                                   -----
     Total Portfolio operating expenses*            1.03%  After 10 Yrs.     $1,259
                                                   =====

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.45% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.88%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests primarily (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality) including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS on FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                 AllianceBernstein Growth and Income Portfolio
                  AllianceBernstein Small Cap Value Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    7
    Principal Risks by Portfolio............................    8
FEES AND EXPENSES OF THE PORTFOLIOS.........................    9
GLOSSARY....................................................   10
DESCRIPTION OF THE PORTFOLIOS...............................   12
    Investment Objectives and Principal Policies............   12
    Description of Additional Investment Practices..........   14
    Additional Risk Considerations..........................   21
MANAGEMENT OF THE PORTFOLIOS................................   23
PURCHASE AND SALE OF SHARES.................................   26
    How The Portfolios Value Their Shares...................   26
    How To Purchase and Sell Shares.........................   26
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   28
FINANCIAL HIGHLIGHTS........................................   29

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  32.50%      5.62%     13.14%
Russell 1000 Value Index............................  30.03%      3.56%     11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

[BAR CHART]                        BAR CHART

94                                                                                -0.4
95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio also may have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  41.26%      15.89%
Russell 2500 Index..........................................  45.51%       7.68%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from May 2, 2001 for the Portfolio and May 31, 2001 for the Index.

[BAR CHART]                        BAR CHART

94                                                                                  0
95                                                                                  0
96                                                                                  0
97                                                                                  0
98                                                                                  0
99                                                                                  0
00                                                                                  0
01                                                                                  0
02                                                                               -6.2
03                                                                               41.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 20.35%, 2nd quarter, 2003; and

    WORST QUARTER was down -20.32%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                                          INTEREST            INDUSTRY/   CAPITAL-                        MANAGE-
                                                 MARKET     RATE     CREDIT    SECTOR     IZATION    FOREIGN   CURRENCY    MENT
                                                  RISK      RISK      RISK      RISK        RISK      RISK       RISK      RISK
                   PORTFOLIO                     ------   --------   ------   ---------   --------   -------   --------   -------
                   ---------
AllianceBernstein Growth and Income
  Portfolio....................................    X         X         X                                X         X          X
AllianceBernstein Small Cap Value Portfolio....    X                              X          X          X         X          X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   67
     Other expenses                                  .03%  After 3 Yrs.      $  211
                                                   -----
     Total Portfolio operating expenses*             .66%  After 5 Yrs.      $  368
                                                   =====
                                                           After 10 Yrs.     $  822
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  130
     Other expenses                                  .28%  After 3 Yrs.      $  406
                                                   -----
     Total Portfolio operating expenses*            1.28%  After 5 Yrs.      $  702
                                                   =====
                                                           After 10 Yrs.     $1,545

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be follows:

                                                               ADVISORY FEE    TOTAL PORTFOLIO
   PORTFOLIO                                                   AFTER WAIVER   OPERATING EXPENSES
   AllianceBernstein Growth and Income Portfolio                  0.55%              0.58%
   AllianceBernstein Small Cap Value Portfolio                    0.75%              1.03%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2004, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course,

Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio also may:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into the purchase and sale of FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, or securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Growth and Income Portfolio...............        .63%
AllianceBernstein Small Cap Value Portfolio*................        .98%

------------
* Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003, under a contractual fee waiver, which was terminated effective May 1, 2004. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the AllianceBernstein Small Cap Value Portfolio would have been as a percentage of net assets 1.00%.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of Alliance Capital
                             Management Corporation (ACMC)**
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein Small      Joseph G. Paul; since 2002; Senior       Chief Investment Officer of Advanced
  Cap Value Portfolio        Vice President of ACMC                   Value at ACMC since October 2000 and
                                                                      held the same position at Sanford C.
                                                                      Bernstein & Co. since 1999

------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

 **  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of each Portfolio's operations for Class A shares. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(b).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%

------------
See footnotes on page 30.

                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

                                                                  YEAR ENDED           MAY 2,
                                                                 DECEMBER 31,        2001(D) TO
                                                              ------------------    DECEMBER 31,
                                                               2003       2002          2001
                                                              -------    -------    ------------
Net asset value, beginning of period........................  $ 10.46    $ 11.18      $ 10.00
                                                              -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(c).................................      .04        .12          .14
Net realized and unrealized gain (loss) on investment
  transactions..............................................     4.23       (.81)        1.04
                                                              -------    -------      -------
Net increase (decrease) in net asset value from
  operations................................................     4.27       (.69)        1.18
                                                              -------    -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.07)      (.02)         -0-
Distributions from net realized gain on investment
  transactions..............................................     (.17)      (.01)         -0-
                                                              -------    -------      -------
Total dividends and distributions...........................     (.24)      (.03)         -0-
                                                              -------    -------      -------
Net asset value, end of period..............................  $ 14.49    $ 10.46      $ 11.18
                                                              =======    =======      =======
TOTAL RETURN
Total investment return based on net asset value(b).........    41.26%     (6.20)%      11.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $90,949    $55,592      $21,076
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.20%      1.13%         .95%(e)
    Expenses, before waivers and reimbursements.............     1.28%      1.41%        2.65%(e)
    Net investment income(c)................................      .34%      1.04%        1.99%(e)
Portfolio turnover rate.....................................       21%        28%          12%

------------

Footnotes:

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d)  Commencement of distribution.

(e)  Annualized.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 786003
                           San Antonio, Texas 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                   AllianceBernstein Premier Growth Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................    9
    Investment Objectives and Principal Policies............    9
    Description of Additional Investment Practices..........   10
    Additional Risk Considerations..........................   16
MANAGEMENT OF THE PORTFOLIO.................................   18
PURCHASE AND SALE OF SHARES.................................   20
    How The Portfolio Values Its Shares.....................   20
    How To Purchase and Sell Shares.........................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   22
FINANCIAL HIGHLIGHTS........................................   23

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................   23.67%    -4.75%     10.35%
Russell 1000 Growth Index..........................   29.75%    -5.11%      9.21%
S&P 500 Index......................................   28.67%    -0.57%     11.06%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                -3
--                                                                                --
95                                                                               44.90
96                                                                               22.70
97                                                                               33.90
98                                                                               48.00
99                                                                               32.30
00                                                                              -16.60
01                                                                              -17.20
02                                                                              -30.60
03                                                                               23.70

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOCUSED PORTFOLIO RISK The Portfolio invests in a limited number of companies and has more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses*            1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283

---------------

* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.75% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.80%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact.

Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term

"derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. The Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such illiquid securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and, therefore, will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, if the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities.

Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets 1.00%.

PORTFOLIO MANAGER

Thomas G. Kamp is the person who has been primarily responsible for the day to day management of the Portfolio since 2003. Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio's that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------
                                           2003            2002            2001         2000         1999
                                         --------     ---------------   ----------   ----------   ----------
Net asset value, beginning of period...  $  17.45     $         25.16   $    32.05   $    40.45   $    31.03
                                         --------     ---------------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)........      (0.5)(b)            (.08)        (.06)        (.11)        (.09)
Net realized and unrealized gain (loss)
  on investment transactions             4.18....               (7.63)       (5.31)       (6.18)        9.98
                                         --------     ---------------   ----------   ----------   ----------
Net increase (decrease) in net asset
  value from operations................      4.13               (7.71)       (5.37)       (6.29)        9.89
                                         --------     ---------------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...       -0-                 -0-          -0-          -0-          -0-
Distributions from net realized gain on
  investment transactions..............       -0-                 -0-        (1.38)       (2.11)        (.47)
Distributions in excess of net realized
  gain on investment transactions......       -0-                 -0-         (.14)         -0-          -0-
                                         --------     ---------------   ----------   ----------   ----------
Total dividends and distributions......       -0-                 -0-        (1.52)       (2.11)        (.47)
                                         --------     ---------------   ----------   ----------   ----------
Net asset value, end of period.........  $  21.58     $         17.45   $    25.16   $    32.05   $    40.45
                                         ========     ===============   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net
  asset value(c).......................     23.67%             (30.64)%     (17.21)%     (16.58)%      32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).............................  $917,935     $       869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements..................      1.04%               1.05%        1.04%        1.04%        1.05%
    Expenses, before waivers and
       reimbursements..................      1.05%               1.05%        1.04%        1.04%        1.05%
    Net investment income (loss).......      (.24)%(b)            (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate................        79%                109%          49%          41%          26%

------------
Footnotes:
(a)  Based on average shares outstanding.
(b)  Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                          c/o Alliance Global Investor Services, Inc.
                                  P.O. Box 786003
                                  San Antonio, TX 78278-6003

BY PHONE:                         For Information:     (800) 221-5672
                                  For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                  AllianceBernstein Small Cap Growth Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    8
GLOSSARY....................................................    9
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   11
    Additional Risk Considerations..........................   16
MANAGEMENT OF THE PORTFOLIO.................................   18
PURCHASE AND SALE OF SHARES.................................   20
    How The Portfolio Values Its Shares.....................   20
    How To Purchase and Sell Shares.........................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   22
FINANCIAL HIGHLIGHTS........................................   23

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Portfolio invests in about 100-125 companies.

    The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom-up" stock selection process. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                        1        5        SINCE
                                                      YEAR     YEARS    INCEPTION
                                                      -----    -----    ---------
Portfolio...........................................  48.90%   -0.51%     2.20%
Russell 2000 Growth Index...........................  48.54%    0.86%     3.64%

The average annual returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.

                                   BAR CHART
[BAR CHART]

94                                                                                   0
95                                                                                   0
96                                                                                   0
97                                                                                18.6
98                                                                                -4.5
99                                                                                17.1
00                                                                                -6.1
01                                                                               -12.8
02                                                                               -31.8
03                                                                                48.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.28%, 4th quarter, 2001; and

    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio can be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, the Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Investments in lower-rated securities have greater credit risk.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  138
     Other expenses                                  .36%  After 3 Yrs.      $  431
                                                   -----
     Total Portfolio operating expenses*            1.36%  After 5 Yrs.      $  745
                                                   =====
                                                           After 10 Yrs.     $1,635

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.75% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.11%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion. Normally, the Portfolio invests in about 100-125 companies.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Portfolio, Alliance will employ a "bottom up" stock selection process.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - purchase and sell FORWARD and FUTURES CONTRACTS, and OPTIONS on these securities for hedging purposes;

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

Prior to May 3, 2004, the Portfolio was known as AllianceBernstein Quasar Portfolio.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Because the Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies the Portfolio will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, if the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of net assets 1.00%.

PORTFOLIO MANAGER

Bruce Aronow is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2000. Mr. Aronow is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at its current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                      2003           2002           2001          2000          1999
                                     -------       --------       --------       -------       -------
Net asset value, beginning of
  period...........................  $  6.83       $  10.01       $  11.84       $ 13.00       $ 11.14
                                     -------       --------       --------       -------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)....     (.09)          (.07)(b)       (.07)(b)      (.06)(b)     .08(b)
Net realized and unrealized gain
  (loss) on investment
  transactions.....................     3.43          (3.11)         (1.41)         (.71)         1.82
                                     -------       --------       --------       -------       -------
Net increase (decrease) in net
  asset value from operations......     3.34          (3.18)         (1.48)         (.77)         1.90
                                     -------       --------       --------       -------       -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income...........................      -0-            -0-            -0-          (.05)         (.04)
Distributions from net realized
  gain on investment
  transactions.....................      -0-            -0-           (.26)         (.34)          -0-
Dividends in excess of net realized
  gain on investment
  transactions.....................      -0-            -0-           (.09)          -0-           -0-
                                     -------       --------       --------       -------       -------
Total dividends and
  distributions....................      -0-            -0-           (.35)         (.39)         (.04)
                                     -------       --------       --------       -------       -------
Net asset value, end of period.....  $ 10.17       $   6.83       $  10.01       $ 11.84       $ 13.00
                                     =======       ========       ========       =======       =======
TOTAL RETURN
Total investment return based on
  net asset value(c)...............    48.90%        (31.77)%       (12.75)%       (6.09)%       17.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).........................  $61,079       $ 86,093       $184,223       $232,239      $169,611
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements...............     1.36%          1.11%           .95%          .95%          .95%
    Expenses, before waivers and
      reimbursements...............     1.36%          1.25%          1.16%         1.14%         1.19%
    Net investment income (loss)...    (1.10)%         (.86)%(b)      (.70)%(b)     (.46)%(b)      .72%(b)
Portfolio turnover rate............      129%           111%           113%          178%          110%

------------
Footnotes:
(a)  Based on average shares outstanding.
(b)  Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:    (800) 221-5672
                                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                     AllianceBernstein Technology Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................    9
    Investment Objectives and Principal Policies............    9
    Description of Additional Investment Practices..........   10
    Additional Risk Considerations..........................   15
MANAGEMENT OF THE PORTFOLIO.................................   18
PURCHASE AND SALE OF SHARES.................................   20
    How The Portfolio Values Its Shares.....................   20
    How To Purchase and Sell Shares.........................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   22
FINANCIAL HIGHLIGHTS........................................   23

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................   44.18%    -2.82%      6.63%
Nasdaq Composite Index............................   50.01%    -1.79%      8.38%
S&P 500 Index.....................................   28.67%    -0.57%      9.81%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from January 11, 1996 for the Portfolio and January 31, 1996 for the Indices.

                                   BAR CHART

94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                6.50
98                                                                               63.80
99                                                                               75.70
00                                                                              -21.50
01                                                                              -25.20
02                                                                              -41.70
03                                                                               44.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 47.67%, 4th quarter, 1999; and

    WORST QUARTER was down -35.20%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for lower-rated securities or comparable unrated securities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for lower-rated securities.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  113
     Other expenses                                  .11%  After 3 Yrs.      $  353
                                                   -----
     Total Portfolio operating expenses*            1.11%  After 5 Yrs.      $  612
                                                   =====
                                                           After 10 Yrs.     $1,352

------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.75% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.86%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will invest substantially all its assets invested in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   enter into swap transactions;

    -   invest up to 10% of its total assets in WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Interest Rate Transactions (Swaps, Caps, and Floors). The Portfolio may enter into interest rate swap, cap, or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. If the Portfolio does so it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. The Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

If the Portfolio invests in illiquid securities it may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. The Portfolio may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, since the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the fee paid to Alliance as a percentage of average net assets 1.00%.

PORTFOLIO MANAGERS

Janet Walsh is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2003. Ms. Walsh is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which she has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUE ITS SHARES

The Portfolio's net asset values or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target the Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the Portfolio's Class A shares. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                     ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                     2003      2002       2001       2000       1999
                                                   --------   -------   --------   --------   --------
Net asset value, beginning of period.............  $  10.05   $ 17.24   $  24.95   $  33.61   $  19.17
                                                   --------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)...........................      (.11)     (.13)      (.12)      (.14)(b)     (.09)(b)
Net realized and unrealized gain (loss) on
  investment transactions........................      4.55     (7.06)     (5.92)     (6.40)     14.57
                                                   --------   -------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations.....................................      4.44     (7.19)     (6.04)     (6.54)     14.48
                                                   --------   -------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Distribution from net realized gain on investment
  transactions...................................       -0-       -0-       (.11)     (2.12)      (.04)
Distributions in excess of net realized gain on
  investment transactions........................       -0-       -0-      (1.56)       -0-        -0-
                                                   --------   -------   --------   --------   --------
Total dividends and distributions................       -0-       -0-      (1.67)     (2.12)      (.04)
                                                   --------   -------   --------   --------   --------
Net asset value, end of period...................  $  14.49   $ 10.05   $  17.24   $  24.95   $  33.61
                                                   ========   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c).......................................     44.18%   (41.71)%   (25.23)%   (21.52)%    75.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)........  $130,127   $93,369   $235,252   $343,601   $357,480
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements.............................      1.11%     1.20%      1.08%      1.02%       .95%
    Expenses, before waivers and
      reimbursements.............................      1.11%     1.20%      1.08%      1.06%      1.12%
    Net investment loss..........................      (.86)%   (1.01)%     (.64)%     (.38)%(b)     (.39)%(b)
Portfolio turnover rate..........................        90%       68%        40%        61%        64%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including their operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                          c/o Alliance Global Investor Services, Inc.
                                  P.O. Box 786003
                                  San Antonio, TX 78278-6003

BY PHONE:                         For Information:    (800) 221-5672
                                  For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.
                                  MAY 3, 2004
                    AllianceBernstein Total Return Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................    9
    Investment Objectives and Principal Policies............    9
    Description of Additional Investment Practices..........    9
    Additional Risk Considerations..........................   14
MANAGEMENT OF THE PORTFOLIO.................................   15
PURCHASE AND SALE OF SHARES.................................   17
    How The Portfolio Values Its Shares.....................   17
    How To Purchase and Sell Shares.........................   17
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   19
FINANCIAL HIGHLIGHTS........................................   20

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in common stocks. The Portfolio also invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                      1 YEAR    5 YEARS    10 YEARS
                                                      ------    -------    --------
Portfolio...........................................  19.05%      5.47%      9.75%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index....  18.75%      2.70%      9.43%
S&P 500 Stock Index.................................  28.67%     -0.57%     11.06%
Lehman Brothers Government/Credit Index.............   4.67%      6.66%      6.98%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART
[BAR CHART]

94                                                                                -3.8
95                                                                                23.7
96                                                                                15.2
97                                                                                21.1
98                                                                                17.0
99                                                                                 6.5
00                                                                                12.5
01                                                                                 2.3
02                                                                               -10.6
03                                                                                19.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.38%, 4th quarter, 1998; and

    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to the Portfolio because it invests in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   81
     Other expenses                                  .16%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses*             .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978

------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.55% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 0.71%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such illiquid securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of average net assets .63%.

PORTFOLIO MANAGERS

Susanne M. Lent is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2003. She is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which she has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and

Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                    ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
                                               2003       2002     2001(c)     2000      1999
                                             --------   --------   --------   -------   -------
Net asset value, beginning of period.......  $  15.30   $  17.65   $  18.01   $ 17.49   $ 18.06
                                             --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)...................       .42        .45        .44       .48       .44
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.............................      2.47      (2.29)      (.01)     1.63       .70
                                             --------   --------   --------   -------   -------
Net increase (decrease) in net asset value
  from operations..........................      2.89      (1.84)       .43      2.11      1.14
                                             --------   --------   --------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.......      (.43)      (.32)      (.28)     (.39)     (.36)
Distributions from net realized gain on
  investment transactions..................       -0-       (.19)      (.42)    (1.20)    (1.35)
Distributions in excess of net realized
  gain on investment transactions..........       -0-        -0-       (.09)      -0-       -0-
                                             --------   --------   --------   -------   -------
Total dividends and distributions..........      (.43)      (.51)      (.79)    (1.59)    (1.71)
                                             --------   --------   --------   -------   -------
Net asset value, end of period.............  $  17.76   $  15.30   $  17.65   $ 18.01   $ 17.49
                                             ========   ========   ========   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(c).................................     19.05%    (10.58)%     2.27%    12.52%     6.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).................................  $197,334   $171,670   $183,098   $90,736   $75,170
Ratio to average net assets of:
     Expenses..............................       .79%       .79%       .78%      .87%      .86%
     Net investment income.................      2.60%      2.76%      2.50%     2.77%     2.48%
Portfolio turnover rate....................        81%        57%        71%      102%       91%

------------
Footnotes:

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to the Class A shares was as follows for the Portfolio included below:

                                                               INCREASE (DECREASE)
                                                                 IN NET REALIZED       DECREASE IN RATIO OF
                                             DECREASE IN         AND UNREALIZED        NET INVESTMENT INCOME
                                            NET INVESTMENT       GAIN (LOSS) ON        TO AVERAGE NET ASSETS
                                           INCOME PER SHARE   INVESTMENTS PER SHARE     FROM:         TO:
                                           ----------------   ---------------------   ----------   ----------
    AllianceBernstein Total Return.......       ($0.02)              $ 0.02              2.61%        2.50%

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:    (800) 221-5672
                                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                   AllianceBernstein Premier Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      7
    Principal Risks by Portfolio............................      8
FEES AND EXPENSES OF THE PORTFOLIOS.........................      9
GLOSSARY....................................................     10
DESCRIPTION OF THE PORTFOLIOS...............................     11
    Investment Objectives and Principal Policies............     11
    Description of Additional Investment Practices..........     13
    Additional Risk Considerations..........................     18
MANAGEMENT OF THE PORTFOLIOS................................     20
PURCHASE AND SALE OF SHARES.................................     23
    How The Portfolios Value Their Shares...................     23
    How To Purchase and Sell Shares.........................     23
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     25
FINANCIAL HIGHLIGHTS........................................     26

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................   23.67%    -4.75%     10.35%
Russell 1000 Growth Index..........................   29.75%    -5.11%      9.21%
S&P 500 Index......................................   28.67%    -0.57%     11.06%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                  -3
95                                                                                44.9
96                                                                                22.7
97                                                                                33.9
98                                                                                  48
99                                                                                32.3
00                                                                               -16.6
01                                                                               -17.2
02                                                                               -30.6
03                                                                                23.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................   32.50%    5.62%      13.14%
Russell 1000 Value Index...........................   30.03%    3.56%      11.88%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

94                                                                                -0.4
95                                                                                35.8
96                                                                                24.1
97                                                                                28.8
98                                                                                20.9
99                                                                                11.4
00                                                                                13.9
01                                                                                 0.4
02                                                                               -22.1
03                                                                                32.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 23.67%, 4th quarter, 1998; and

    WORST QUARTER was down -17.69%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                                      INTEREST             FOCUSED
                                             MARKET     RATE     CREDIT   PORTFOLIO   FOREIGN   CURRENCY   MANAGEMENT
                                              RISK      RISK      RISK      RISK       RISK       RISK        RISK
                 PORTFOLIO                   ------   --------   ------   ---------   -------   --------   ----------
                 ---------
AllianceBernstein Premier Growth
  Portfolio................................    X                              X          X         X           X
AllianceBernstein Growth and Income
  Portfolio................................    X         X         X                     X         X           X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                  OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                               1.00%  After 1 Yr.       $  107
     Other expenses                                 .05%  After 3 Yrs.      $  334
                                                   ----
     Total Portfolio operating expenses*           1.05%  After 5 Yrs.      $  579
                                                   ====
                                                          After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                .63%  After 1 Yr.       $   67
     Other expenses                                 .03%  After 3 Yrs.      $  211
                                                   ----
     Total Portfolio operating expenses*            .66%  After 5 Yrs.      $  368
                                                   ====
                                                          After 10 Yrs.     $  822

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses are as follows:

                                                              ADVISORY FEE    TOTAL PORTFOLIO
PORTFOLIO                                                     AFTER WAIVER   OPERATING EXPENSES
AllianceBernstein Premier Growth Portfolio                     0.75%            0.80%
AllianceBernstein Growth and Income Portfolio                  0.55%            0.58%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

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Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

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DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a

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

        future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional

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

        principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs

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described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2003 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Premier Growth Portfolio..................      1.00%
AllianceBernstein Growth and Income Portfolio...............       .63%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                  THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios. Please see"Annual Portfolio Operating Expenses and Examples" and related footnotes in

"Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class A shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------
                                                2003         2002        2001         2000         1999
                                              --------     --------   ----------   ----------   ----------
Net asset value, beginning of period........  $  17.45     $  25.16   $    32.05   $    40.45   $    31.03
                                              --------     --------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)......................      (.05)(b)     (.08)        (.06)        (.11)        (.09)
Net realized and unrealized gain (loss) on
  investment transactions...................      4.18        (7.63)       (5.31)       (6.18)        9.98
                                              --------     --------   ----------   ----------   ----------
Net increase (decrease) in net asset value
  from operations...........................      4.13        (7.71)       (5.37)       (6.29)        9.89
                                              --------     --------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........       -0-          -0-          -0-          -0-          -0-
Distributions from net realized gain on
  investment transactions...................       -0-          -0-        (1.38)       (2.11)        (.47)
Distributions in excess of net realized gain
  on investment transactions................       -0-          -0-         (.14)         -0-          -0-
                                              --------     --------   ----------   ----------   ----------
Total dividends and distributions...........       -0-          -0-        (1.52)       (2.11)        (.47)
                                              --------     --------   ----------   ----------   ----------
Net asset value, end of period..............  $  21.58     $  17.45   $    25.16   $    32.05   $    40.45
                                              ========     ========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net asset
  value(c)..................................     23.67%      (30.64)%     (17.21)%     (16.58)%      32.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $917,935     $869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements........................      1.04%        1.05%        1.04%        1.04%        1.05%
    Expenses, before waivers and
      reimbursements........................      1.05%        1.05%        1.04%        1.04%        1.05%
    Net investment loss.....................      (.24)%(b)     (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate.....................        79%         109%          49%          41%          26%

------------
See footnotes on page 27.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  16.62   $  22.16   $  23.15   $  21.79   $  21.84
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a).......................       .23        .22        .21        .22        .16
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions.................................      5.15      (5.01)      (.05)      2.75       2.25
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................      5.38      (4.79)       .16       2.97       2.41
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.20)      (.12)      (.14)      (.14)      (.18)
Distributions from net realized gain on
  investment transactions......................       -0-       (.63)     (1.01)     (1.47)     (2.28)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.20)      (.75)     (1.15)     (1.61)     (2.46)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  21.80   $  16.62   $  22.16   $  23.15   $  21.79
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c).....................................     32.50%    (22.05)%     0.36%     13.89%     11.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $603,673   $456,402   $673,722   $596,547   $522,163
Ratio to average net assets of:
    Expenses...................................       .66%       .68%       .67%       .69%       .71%
    Net investment income......................      1.25%      1.15%       .95%      1.01%       .75%
Portfolio turnover rate........................        57%        69%        80%        74%        46%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

       AllianceBernstein U.S. Government/High Grade Securities Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    7
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   11
    Additional Risk Considerations..........................   18
MANAGEMENT OF THE PORTFOLIO.................................   19
PURCHASE AND SALE OF SHARES.................................   21
    How The Portfolio Values Its Shares.....................   21
    How To Purchase and Sell Shares.........................   21
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   23
FINANCIAL HIGHLIGHTS........................................   24
APPENDIX A..................................................   25

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. The Portfolio invests in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and other high grade debt securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    ---------
Portfolio..........................................   3.88%     5.53%       6.09%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index..............   4.09%     6.55%       6.95%
Lehman Brothers Aggregate Bond Index...............   4.10%     6.62%       6.95%

The average annual total returns in the performance table are for periods ended December 31, 2003.

                                   BAR CHART

93                                                                                9.20
94                                                                               -4.00
95                                                                               19.30
96                                                                                2.60
97                                                                                8.70
98                                                                                8.20
99                                                                               -2.50
00                                                                               11.10
01                                                                                7.90
02                                                                                7.80

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 7.15%, 2nd quarter, 1995; and

    WORST QUARTER was down -3.00%, 1st quarter, 1996.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Even though the Portfolio invests a substantial portion of its assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA or FHLMC, it is subject to interest rate risk.

        Interest rate risk is generally greater for debt securities with longer maturities. This risk may be greater for the Portfolio because it invests a substantial portion of their assets in MORTGAGE-RELATED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for lower-rated securities.

    - DERIVATIVES RISK The Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio uses derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                             EXAMPLE
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $ 79
     Other expenses                                  .17%  After 3 Yrs.      $246
                                                   -----
     Total Portfolio operating expenses*             .77%  After 5 Yrs.      $428
                                                   =====
                                                           After 10 Yrs.     $954

---------------

* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio are 0.45% and, after giving effect to the advisory fee waiver, total portfolio operating expenses are 0.62%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

       The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of the derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% as discussed with respect to the Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. The Portfolio may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, Portfolio paid Alliance as a percentage of average net assets ..60%.

PORTFOLIO MANAGER

Mathew Bloom is the person who has been primarily responsible for the day to day management of the Portfolio since 1999. He is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and

Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholder's in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

       ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2003       2002     2001(A)      2000       1999
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of period...........  $  12.54   $  12.00   $  11.68   $  11.18   $  12.27
                                                 --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).......................       .26        .42        .57        .67        .64
Net realized and unrealized gain (loss) on
  investment transactions......................       .23        .49        .33        .52       (.94)
                                                 --------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations...................................       .49        .91        .90       1.19       (.30)
                                                 --------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...........      (.37)      (.37)       .58       (.69)      (.49)
Distributions from net realized gain on
  investment transactions......................      (.10)       -0-        -0-        -0-       (.30)
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............      (.47)      (.37)       .58       (.69)      (.79)
                                                 --------   --------   --------   --------   --------
Net asset value, end of period.................  $  12.56   $  12.54   $  12.00   $  11.68   $  11.18
                                                 ========   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c).....................................      3.88%      7.79%      7.88%     11.08%     (2.45)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......  $129,194   $164,265   $104,635   $ 58,170   $ 60,504
Ratio to average net assets of:
    Expenses...................................       .77%       .82%       .89%       .95%       .86%
    Net investment income......................      2.10%      3.49%      4.86%      5.95%      5.51%
Portfolio turnover rate........................       748%       551%       259%       236%       172%

------------
Footnotes:

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A shares was as follows for the Portfolio included below:

                                                               INCREASE (DECREASE)     DECREASE IN RATIO OF
                                                                 IN NET REALIZED       NET INVESTMENT INCOME
                                              DECEASE IN         AND UNREALIZED        TO AVERAGE NET ASSETS
                                            NET INVESTMENT       GAIN (LOSS) ON       -----------------------
                                           INCOME PER SHARE   INVESTMENTS PER SHARE     FROM:         TO:
                                           ----------------   ---------------------   ----------   ----------
AllianceBernstein U.S. Government/High
  Grade..................................       ($0.03)               $0.03              5.11%        4.86%

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment and are considered speculative. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                         c/o Alliance Global Investor Services, Inc.
                                 P.O. Box 786003
                                 San Antonio, TX 78278-6003

BY PHONE:                        For Information:   (800) 221-5672
                                 For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

            AllianceBernstein U.S. Large Cap Blended Style Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
FEES AND EXPENSES OF THE PORTFOLIO..........................      7
GLOSSARY....................................................      8
DESCRIPTION OF THE PORTFOLIO................................      9
    Investment Objectives and Principal Policies............      9
    Description of Additional Investment Practices..........     11
    Additional Risk Considerations..........................     17
MANAGEMENT OF THE PORTFOLIO.................................     19
PURCHASE AND SALE OF SHARES.................................     21
    How The Portfolio Values Its Shares.....................     21
    How To Purchase and Sell Shares.........................     21
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     23
FINANCIAL HIGHLIGHTS........................................     24

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

    Objective: The investment objective of the Portfolio is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the portfolio as necessary to maintain this targeted allocation.

    Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by Alliance's Large Cap Growth investment team. This team relies heavily upon the fundamental analysis and research of Alliance's large internal research staff, which generally follows a primary research universe of more than 500 companies. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

    The value stocks used in the portfolio are selected using the fundamental value investment discipline of Alliance's Bernstein unit. Bernstein's Large Cap Value investment team follows a universe of approximately 650 companies and looks to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

    Among the principal risks of investing in the Portfolio is market risk. Because it may invest in a smaller number of securities than many other funds, the Portfolio has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. In addition, the Portfolio's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other.

                        PERFORMANCE TABLE AND BAR CHART

    There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - ALLOCATION RISK This is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Portfolio's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Portfolio's investments may be, over time, significant.

    - FOCUSED PORTFOLIO RISK Because the portfolio may invest in a limited number of companies, it may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

               OPERATING EXPENSES                                  EXAMPLE
               ------------------                                  -------
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE
  PORTFOLIO
     Management fees                                 .95%  After 1 Yr.       $  122
     Other expenses                                 5.70%  After 3 Yrs.(c)   $1,480
                                                   -----
     Total Portfolio operating expenses(a)          6.65%  After 5 Yrs.(c)   $2,794
                                                   =====
     Waiver and/or expense reimbursement(b)         5.45%  After 10 Yrs.(c)  $5,892
                                                   -----
     Net Expenses                                   1.20%
                                                   =====

------------------------
(a) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.65% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 6.35%.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through May 1, 2005 for the Portfolio and may be extended by Alliance for additional one-year terms.

(c) Assumes that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial term.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

RUSSELL 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

RUSSELL 1000(TM) GROWTH INDEX measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. In managing the Portfolio, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Large Cap Growth investment team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition and a good knowledge of the management of those companies.

Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Alliance expects the average market capitalization of the growth stocks selected for inclusion in the optimization model normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index. The Large Cap Value investment team of Alliance's Bernstein unit selects the value stocks used in the portfolio. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.

The Large Cap Value investment team relies on Bernstein's large internal value research staff of company and industry analysts to follow a research universe of approximately 650 companies. For each company in the research universe, the present value of the company's future cash flow, as forecast by Bernstein analysts, is compared to the current price of the company's stock.

The value research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio Construction Process

The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, which seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. Alliance, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe from most to least attractive. Bernstein also ranks the stocks in the Large Cap Value universe.

Alliance then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process uses the S&P 500 Index as its benchmark and develops a single unified portfolio that is designed to provide an efficiently diversified portfolio of the 45-60 most attractive growth and value stocks. This portfolio focuses on the best ideas from the growth and value investment teams and is then reviewed to ensure that the weightings in the final portfolio are appropriate. Alliance reviews the portfolio at least weekly and more frequently when conditions warrant. The process targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.

The Portfolio also may:

    -   invest up to 10% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - enter into FORWARD COMMITMENTS for up to 30% of its assets, FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS with respect to securities, indices and currencies;

    - buy or sell OPTIONS ON FOREIGN CURRENCIES and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   purchase and sell exchange-traded index OPTIONS;

    - write covered exchange-traded call OPTIONS on its securities up to 15% of its total assets, and purchase exchange-traded call and put OPTIONS on common stocks up to 10% of its total assets;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;

    -   invest up to 5% of its total assets in RIGHTS OR WARRANTS;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

        Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the

U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the Portfolio paid Alliance as a percentage of net assets 0%. Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2003. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of average daily net assets would have been .95%.

PORTFOLIO MANAGER

Seth J. Masters is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2003. Mr. Masters is a Senior Vice of Alliance Capital Management Corporation (ACMC), the sole general partner of Alliance, and Chief Investment Officer for Emerging Markets for U.S. and Global Style Blend Services of ACMC since October 2000. Prior thereto, he was Chief Investment Officer for Emerging Markets Value at Sanford C. Bernstein & Co. since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolios under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the relevant Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio, calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it would be disadvantageous for a Contractholder to redeem the Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of the Portfolio's operations for Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

            ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

                                                                JUNE 6,
                                                               2003(A) TO
                                                              DECEMBER 31,
                                                                  2003
                                                              ------------
Net asset value, beginning of period........................     $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c).................................        .03
Net realized and unrealized loss on investment
  transactions..............................................        .93
                                                                 ------
Net increase in net asset value from operations.............        .96
                                                                 ------
Net asset value, end of period..............................     $10.96
                                                                 ======
TOTAL RETURN
Total investment return based on net asset value(d).........       9.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................     $1,096
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(e)..........       1.20%
    Expenses, before waivers and reimbursements(e)..........       6.65%
    Net investment income(c)(e).............................        .45%
Portfolio turnover rate.....................................         13%

------------
Footnotes:

(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

              AllianceBernstein Worldwide Privatization Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    7
FEES AND EXPENSES OF THE PORTFOLIO..........................    8
GLOSSARY....................................................    9
DESCRIPTION OF THE PORTFOLIO................................   11
    Investment Objectives and Principal Policies............   11
    Description of Additional Investment Practices..........   13
    Additional Risk Considerations..........................   19
MANAGEMENT OF THE PORTFOLIO.................................   23
PURCHASE AND SALE OF SHARES.................................   25
    How The Portfolio Values Its Shares.....................   25
    How To Purchase and Sell Shares.........................   25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   27
FINANCIAL HIGHLIGHTS........................................   28

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................   43.46%     6.81%      9.22%
MSCI World Index (EX-US)..........................   40.01%     0.77%      4.49%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   BAR CHART

94                                                                                 0
--                                                                                 -
95                                                                                10.9
96                                                                                18.5
97                                                                                10.8
98                                                                                10.8
99                                                                                58.8
00                                                                                 -23
01                                                                               -17.3
02                                                                                -4.2
03                                                                                43.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.70%, 4th quarter, 1999; and

    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Portfolio's net asset value.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to the Portfolio's investments in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater in LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  220
     Other expenses                                 1.17%  After 3 Yrs.      $  679
                                                   -----
     Total Portfolio operating expenses*            2.17%  After 5 Yrs.      $1,164
                                                   =====
                                                           After 10 Yrs.     $2,503
                                                                             ------

------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for the Portfolio would be 0.75% and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be 1.92%.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

    - enter into purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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    -   Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

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

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by
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

foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such illiquid securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or
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

indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of its assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and, therefore will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, because the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investment in Privatized Enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which the Portfolio may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

UNRATED SECURITIES. Unrated securities will also be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services for the fiscal year ended December 31, 2003, the fee paid to Alliance as a percentage of average net assets 1.00%.

PORTFOLIO MANAGER

Edward Baker III and Michael Levy are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Baker has held such position since 2002, and Mr. Levy has held such position since 2003. Mr. Baker is a Senior Vice President of Alliance Capital Management Corporation (ACMC), the sole general partner of Alliance, with which he has been associated since prior to 1999. Mr. Levy is a Vice President of ACMC -- Special Equity Portfolios, with which he has been associated since prior to 1999.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Portfolio. Please see "Annual Portfolio Operating Expenses and Example" and related footnotes in "Fees and Expenses of the Portfolio" for a description of the reduced fees. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolio should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolio. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolio. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolio in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the Portfolio will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of shares of the Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if a Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of the Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of the Portfolio may adversely affect the Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if the Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit the Portfolio's share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its NAV. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of the Portfolio, Contractholders seeking to engage in purchase or exchange activity in shares of the Portfolio will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of the Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the Portfolio's Class A shares. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the financial statements, is included in the Portfolio's annual report, which is available upon request.

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2003      2002      2001      2000      1999
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 11.48   $ 12.18   $ 15.64   $ 21.74   $ 14.81
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a).................................      .04     .07(b)    .20(b)    .05(b)    .15(b)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions......................     4.91      (.56)    (2.82)    (4.81)     8.00
                                                           -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.............................................     4.95      (.49)    (2.62)    (4.76)     8.15
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.15)     (.21)     (.03)     (.12)     (.31)
Distributions from net realized gain on investment
  transactions...........................................      -0-       -0-      (.81)    (1.22)     (.91)
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.15)     (.21)     (.84)    (1.34)    (1.22)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $ 16.28   $ 11.48   $ 12.18   $ 15.64   $ 21.74
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)......    43.46%    (4.19)%   17.29%   (23.00)%   58.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $34,302   $27,136   $37,411   $56,181   $64,059
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........     2.17%     1.54%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements..........     2.17%     1.98%     1.65%     1.43%     1.46%
    Net investment income................................      .34%      .61%(b)    1.50%(b)     .29%(b)     .93%(b)
Portfolio turnover rate..................................       44%       46%       35%       65%       54%

------------
Footnotes:

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

File No: 811-05398